As filed with the Securities and Exchange Commission on March 24, 2009

Registration No.

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

(Check appropriate box or boxes)

Forward Funds

(Exact Name of Registrant as Specified in Charter)

433 California Street, 11th Floor, San Francisco, California 94104

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number: 1-800-999-6809

J. Alan Reid, Jr.

Forward Funds

433 California Street, 11th Floor

San Francisco, California 94104

(Name and Address of Agent for Service)

Copy to:

Douglas P. Dick

Dechert LLP

4675 MacArthur Court, Suite 1400

Newport Beach, California 92660-8842

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because an indefinite number of shares have been deemed to be registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

THE KENSINGTON FUNDS

KENSINGTON REAL ESTATE SECURITIES FUND

KENSINGTON STRATEGIC REALTY FUND

KENSINGTON INTERNATIONAL REAL ESTATE FUND

KENSINGTON GLOBAL REAL ESTATE FUND

KENSINGTON GLOBAL INFRASTRUCTURE FUND

KENSINGTON SELECT INCOME FUND

(each a “Kensington Fund” and, collectively, the “Kensington Funds”)

4 Orinda Way, Suite 200C

Orinda, California 94563

1-(800) 253-2949

Special Meeting of Shareholders to be held May 22, 2009

Dear Shareholder:

Your Board of Trustees has called a Special Meeting of Shareholders (the “Special Meeting”) of the Kensington Funds, which is scheduled for          p.m., Pacific time, on May 22, 2009 at the offices of Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda California 94563.

The Board of Trustees of The Kensington Funds, a Delaware statutory trust (the “Trust”) of which each of the Kensington Funds is a series, recommends that each of the following Kensington Funds be combined with the corresponding funds of the Forward Funds, a Delaware statutory trust, identified opposite its name, in a tax-free reorganization (the “Reorganization”). No sales charges or redemption fees will be imposed in connection with the Reorganization.

Kensington Funds	Forward Funds

Kensington Real Estate Securities Fund	Forward Real Estate Fund (formerly the Forward Progressive Real Estate Fund)

Kensington Strategic Realty Fund	Forward Strategic Realty Fund

Kensington International Real Estate Fund and Kensington Global Real Estate Fund	Forward International Real Estate Fund

Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund

Kensington Select Income Fund	Forward Select Income Fund

If approved by shareholders, you will become a shareholder of the Forward Fund opposite your Kensington Fund on the date that the Reorganization occurs. It is important to note that the portfolio managers that currently manage the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund, the Kensington Global Real Estate Fund, the Kensington Global Infrastructure Fund and the Kensington Select Income Fund will continue to manage the portfolios as portfolio managers to the corresponding Forward Funds using the same investment approach.

The Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund are newly created funds with investment objectives, strategies and policies that are identical to the corresponding Kensington Fund.

You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each of the Funds for your evaluation.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposals and recommends that each Kensington Funds shareholder vote “FOR” the proposal.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the amount of shares of a Kensington Fund you own. Whether or not you plan to attend the Special Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received by no later than the time of the Special Meeting on May 22, 2009. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free 1-(800) 253-2949. We will get you the answers that you need promptly.

In addition to voting by mail you may also vote by either telephone or via the Internet as follows:

To vote by Telephone:	To vote by Internet:

(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the 1-800 number that appears on your proxy card.	(2) Go to the website on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided pre-addressed return envelopes for each, which require no postage if mailed in the United States.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely

John P. Kramer
President
The Kensington Funds

THE KENSINGTON FUNDS

KENSINGTON REAL ESTATE SECURITIES FUND

KENSINGTON STRATEGIC REALTY FUND

KENSINGTON INTERNATIONAL REAL ESTATE FUND

KENSINGTON GLOBAL REAL ESTATE FUND

KENSINGTON GLOBAL INFRASTRUCTURE FUND

KENSINGTON SELECT INCOME FUND

(each a “Kensington Fund” and, collectively, the “Kensington Funds”)

4 Orinda Way, Suite 200C

Orinda, California 94563

1-(800) 253-2949

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the Kensington Funds

To Be Held on May 22, 2009

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Kensington Funds, each a series of The Kensington Funds (the “Trust”), will be held at the offices of Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda, California 94563 on May 22, 2009, at 11:00 a.m., Pacific time.

At the Special Meeting you will be asked to consider and approve the following proposals:

(1)	To approve or disapprove Agreements and Plans of Reorganization, each providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of a Kensington Fund, in exchange for shares of beneficial interest of the corresponding Forward Fund listed opposite its name in the following chart (each a “Reorganization” and, collectively the “Reorganizations”) and (ii) the subsequent liquidation of the Kensington Fund; and

Kensington Funds	Forward Funds

Kensington Real Estate Securities Fund	Forward Real Estate Fund (formerly the Forward Progressive Real Estate Fund)

Kensington Strategic Realty Fund	Forward Strategic Realty Fund

Kensington International Real Estate Fund and Kensington Global Real Estate Fund	Forward International Real Estate Fund

Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund

Kensington Select Income Fund	Forward Select Income Fund

(2)	To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

You may vote at the Special Meeting if you are the record owner of shares of a Kensington Fund as of the close of business on March 23, 2009 (“Record Date”). If you attend the Special Meeting, you may vote your shares in person. If you do not attend the Special Meeting, you may vote by proxy by completing, signing, and returning the enclosed proxy card by mail in the envelope provided or follow the instructions on the proxy card in order to vote by telephone or Internet as soon as possible.

Your vote is very important to us. If you have any questions, please contact The Kensington Funds for additional information by calling toll-free 1-(800) 253-2949.

By order of the Board of Trustees

Cynthia M. Yee
Secretary

March , 2009

PROXY STATEMENT/PROSPECTUS

March     , 2009

PROXY STATEMENT FOR:

THE KENSINGTON FUNDS

KENSINGTON REAL ESTATE SECURITIES FUND

KENSINGTON STRATEGIC REALTY FUND

KENSINGTON INTERNATIONAL REAL ESTATE FUND

KENSINGTON GLOBAL REAL ESTATE FUND

KENSINGTON GLOBAL INFRASTRUCTURE FUND

KENSINGTON SELECT INCOME FUND

(each a “Kensington Fund” and, collectively, the “Kensington Funds”)

4 Orinda Way, Suite 200C

Orinda, California 94563

1-(800) 253-2949

PROSPECTUS FOR:

Forward Real Estate Fund

(formerly the Forward Progressive Real Estate Fund)

Forward Strategic Realty Fund

Forward International Real Estate Fund

Forward Global Infrastructure Fund

Forward Select Income Fund

433 California Street, 11th Floor

San Francisco, California 94104

(each a “Forward Fund” and, collectively, the “Forward Funds”)

INTRODUCTION

This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Kensington Funds, a Delaware statutory trust (the “Trust”) of which the Kensington Funds are each a series for a Special Meeting of Shareholders of the Kensington Funds (“Special Meeting”). The Special Meeting will be held at the offices of Kensington Investment Group, Inc., 4 Orinda Way, Suite 200C, Orinda, California 94563 on May 22, 2009, at 11:00 a.m., Pacific time. As more fully described in this Proxy Statement, the purpose of the Special Meeting is to vote on a proposed reorganization (“Reorganization”) of the Kensington Funds into the corresponding Forward Funds, each a series of Forward Funds, a Delaware statutory trust.

Because shareholders of each Kensington Fund are being asked to approve an Agreement and Plan of Reorganization that will result in a transaction in which a Kensington Fund shareholder will ultimately hold shares of a Forward Fund, this Proxy Statement also serves as a Prospectus for the Forward Funds. The Kensington Funds each offer four classes of shares: Class A, Class B, Class C and Class Y. The Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund each offer six classes of shares: Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class. The Forward Real Estate Fund offers five classes of shares: Class A, Class B (a newly created share class), Class C, Investor Class and Institutional Class. If the Reorganization is approved by shareholders of a Kensington Fund, holders of Class A shares of the Kensington Fund will receive Class A shares of the corresponding Forward Fund, and no sales charge will be imposed on the Class A shares of the corresponding Forward Fund received by the Kensington Fund’s shareholders. Holders of Class B and C shares of a Kensington Fund will receive Class B (a newly created share class)1 and Class C shares, respectively, of the corresponding Forward Fund. Subsequent to the Reorganization, any contingent deferred sales charge (“CDSC”) that applied to a shareholder’s Class B or Class C shares of a Kensington Fund at the time of the Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or Class C shares of a Kensington Fund will be included in the holding period. Holders of Class Y Shares of a Kensington Fund will receive Institutional Class shares of the corresponding Forward Fund. For the Reorganization that contemplates the reorganization of two Kensington Funds into the same Forward Fund, if shareholders of one Kensington Fund approve the Agreement and Plan of Reorganization for that Forward Fund, the Reorganization will be effected with respect to the Kensington Fund even if shareholders of the other Kensington Fund do not approve the Agreement and Plan of Reorganization with respect to their Fund. Consummation of one Reorganization between a Kensington Fund and a Forward Fund shall not be contingent of the approval by shareholders of any other Kensington Fund. However, as a condition to the Reorganizations, a certain minimum amount of assets must be reorganized into the Forward Funds. As such, there is the possibility that shareholders of a Kensington Fund with a small level of assets approve a Reorganization into the respective Forward Fund but that in the aggregate not enough Kensington Funds shareholders approved their respective Reorganizations and a certain level of assets was not reached and that none of the Reorganizations will take place.

This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Agreements and Plans of Reorganization. A Statement of Additional Information (“SAI”) relating to this Proxy Statement dated             , 2009 containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. You may receive a copy of the SAI without charge by contacting The Kensington Funds at 4 Orinda Way, Suite 200C, Orinda, California 94563, or call toll free 1-(800) 253-2949.

For more information regarding the Kensington Funds, see the prospectuses and SAI for the Kensington Funds dated May 1, 2008, which have been filed with the SEC and which is incorporated herein by reference. The annual report of the Kensington Funds for the fiscal year ended December 31, 2008, which highlights certain important information such as investment results and financial information and which has been filed with the SEC, is incorporated herein by reference. You may receive copies of the prospectus and SAI and the annual report without charge by contacting The Kensington Funds at 4 Orinda Way, Suite 200C, Orinda, California 94563, or call toll free 1-(800) 253-2949.

For more information regarding the Forward Real Estate Fund, see the prospectuses and SAI for the Forward Real Estate Fund (Class A, C, Institutional and Investor) dated May 1, 2008 which have been filed with the SEC. The annual report for the Forward Real Estate Fund (Class A, C, Institutional and Investor) for the fiscal year ended December 31, 2008, which highlights certain information such as investment results and financial information, has been filed with the SEC. The other Forward Funds are newly created funds and are not yet operational. You may receive copies of the prospectuses, SAIs and annual report without charge by contacting Forward Funds at P.O. Box 1345, Denver, CO 80201, or call toll free 1-(800) 999-6809.

You can copy and review information about the Kensington Funds and the Forward Funds (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090 or 1-800-SEC-0330. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[1]

In the event that less than $2 million will be represented by Class B shares in a Kensington Fund as of the date of the Reorganization, the Kensington Fund’s Class B shareholders will receive Class A shares rather than Class B shares.

SYNOPSIS

This Synopsis is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreements and Plans of Reorganization, forms of which are attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read each Fund’s prospectus.

The Reorganization

At a meeting held on February 13, 2009, the Board of Trustees of the Kensington Funds (the “Trust”) approved the Agreements and Plans of Reorganization. Subject to the approval of the shareholders of the Kensington Funds, the Agreements and Plans of Reorganization provide for:

•	the transfer of all of the assets of each Kensington Fund to the corresponding Forward Fund in exchange for shares of beneficial interest of the Forward Fund;

•	the assumption by each of the Forward Funds of all of the liabilities of the corresponding Kensington Fund;

•	the distribution of Forward Fund shares of beneficial interest to the shareholders of the corresponding Kensington Fund; and

•	The complete termination and liquidation of the Kensington Funds.

The Reorganizations are scheduled to be effective upon the close of business on May 29, 2009, or on a later date as the parties may agree (“Closing Date”). As a result of the Reorganizations, each shareholder of a Kensington Fund will become the owner of the number of full and fractional shares of the corresponding Forward Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Kensington Fund shares as of the close of business on the Closing Date. See “INFORMATION ABOUT THE REORGANIZATIONS” below. It is expected that the Reorganizations will be tax-free reorganizations. See “INFORMATION ABOUT THE REORGANIZATIONS - Tax Considerations” below. Approval of each Reorganization will require the affirmative vote, when a quorum is present, of a majority of shares entitled to vote. See “GENERAL INFORMATION” below.

Board Recommendation

For the reasons set forth below under “Reasons for the Reorganizations and Board Considerations,” the Board of Trustees, including all of the Independent Trustees, has concluded that the Reorganizations would be in the best interests of the Kensington Funds, and therefore has submitted the Agreements and Plans of Reorganization for approval to you, the shareholders of the Kensington Funds. The Board recommends that you vote FOR the Reorganizations.

The Trust

Each Kensington Fund is a series of the Trust, an open-end management investment company organized as a Delaware statutory trust. The Trust offers redeemable shares in different classes and series. Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y.

Comparison of Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Kensington Funds and the Forward Funds. Please be aware that this is only a brief discussion. A chart providing a side-by-side comparison of the Funds can be found in Exhibit B.

1

Kensington Real Estate Securities Fund

and Forward Real Estate Fund

The investment objectives of each Fund are similar. The investment objective of the Kensington Real Estate Securities Fund is to seek total return from both capital appreciation and current income through investing in a portfolio of real estate securities. The investment objective of the Forward Real Estate Fund is to seek income with capital appreciation as a secondary goal.

The primary investment strategies of each Fund are also similar. Each Fund invests primarily in securities of companies in the real estate industry, such as real estate investment trusts (“REITs”), common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock and limited partnership interests. The Kensington Real Estate Securities Fund invests, under normal market conditions, at least 80% of its net assets plus borrowings for investment purposes in securities of issuers engaged primarily in the real estate business, while the Forward Real Estate Fund invests, under normal conditions, at least 80% of its net assets plus borrowings for investment purposes in securities of real estate companies.

The primary differences between the Funds are their investments in certain securities. The Kensington Real Estate Securities Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities.

Each Fund is a non-diversified fund, which means that each Fund invests in the securities of a small number of issuers and therefore may be subject to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. The Forward Real Estate Fund operates under an exemptive order from the SEC that permits Forward Management, LLC, the Fund’s investment adviser (“Forward Management”), subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Fund without shareholder approval. For more information please see “Hiring Sub-Advisers Without Shareholder Approval” below.

Kensington Strategic Realty Fund and

Forward Strategic Realty Fund

The investment objectives of each Fund are identical. Each Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.

The primary investment strategies of each Fund are also identical. Each Fund invests, under normal market conditions, at least 80% of its net assets in securities of issuers engaged primarily in the real estate business. Each Fund may also engage in transactions designed to hedge its portfolio against market declines such as purchasing put options or selling securities short. Each Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities. Each Fund may invest in both U.S. and non-U.S. real estate securities, including investments in companies located in developing countries, and may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs).

Each Fund is a non-diversified fund, which means that each Fund invests in the securities of a small number of issuers and therefore may be subject to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. In addition, the Forward Strategic Realty Fund operates under an exemptive order from the SEC that permits Forward Management, the Fund’s investment adviser, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Fund without shareholder approval. For more information please see “Hiring Sub-Advisers Without Shareholder Approval” below.

Kensington International Real Estate Fund, Kensington Global Real Estate Fund

and Forward International Real Estate Fund

The investment objective of the Kensington International Real Estate Fund and the Forward International Real Estate Fund are identical, and are similar to the investment objective of the Kensington Global Real Estate Fund. The investment objective of Kensington International Real Estate Fund and the Forward International Real Estate Fund is to

2

seek total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. real estate securities. The Kensington Global Real Estate Fund seeks total return from both capital appreciation and current income through investing primarily in a portfolio of global real estate securities.

The primary investment strategies of the Kensington International Real Estate Fund and the Forward International Real Estate Fund are identical, and are similar to the primary investment strategy of the Kensington Global Real Estate Fund. The Kensington International Real Estate Fund and Forward International Real Estate Fund invest, under normal market conditions, at least 80% of their respective assets in non-U.S. securities of real estate and real estate-related companies in at least three different countries. Each Fund may invest up to 20% of their respective assets in U.S. real estate securities. The Kensington Global Real Estate Fund invests, under normal market conditions, at least 80% of its assets in U.S. and non-U.S. securities of real estate and real-estate-related companies. The Kensington Global Real Estate Fund invests significantly (at least 40% of net assets unless market conditions are not deemed favorable by the Fund’s adviser, in which case the Fund would invest at least 30% of net assets) in real estate securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Kensington Global Real Estate Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

Each Fund is a non-diversified fund, which means that each Fund invests in the securities of a small number of issuers and therefore may be subject to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. In addition, the Forward International Real Estate Fund operates under an exemptive order from the SEC that permits Forward Management, the Fund’s investment adviser, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Fund without shareholder approval. For more information please see “Hiring Sub-Advisers Without Shareholder Approval” below.

Kensington Global Infrastructure Fund and

Forward Global Infrastructure Fund

The investment objectives of each Fund are identical. The investment objective of each Fund is to seek total return from both capital appreciation and current income through investing in a portfolio of global infrastructure-related securities.

The primary investment strategies of each Fund are also identical. Each Fund invests, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society such as transportation and communications networks; water, sewer and energy utilities; energy storage and transportation; and public service facilities. Each Fund’s investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Under normal market conditions, each Fund will invest significantly (at least 40% of its net assets - unless market conditions are not deemed favorable by the adviser, in which case the Fund would invest at least 30% of its net assets) in infrastructure-related securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S. Each Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

Each Fund is a non-diversified fund, which means that each Fund invests in the securities of a small number of issuers and therefore may be subject to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. In addition, the Forward Global Infrastructure Fund operates under an exemptive order from the SEC that permits Forward Management, the Fund’s investment adviser, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Fund without shareholder approval. For more information please see “Hiring Sub-Advisers Without Shareholder Approval” below.

3

Kensington Select Income Fund and Forward Select Income Fund

The investment objectives of each Fund are identical. Each Fund seeks high current income and potential for modest long term growth of capital.

The primary investment strategies of each Fund are also identical. Each Fund invests, under normal market conditions, at least 80% of its net assets in income-producing securities. Each Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (“REITs”), master limited partnerships and other real estate companies. Each Fund’s investments in these issuers include preferred stock, convertible preferred stock, debt securities, and other senior securities. Each Fund may also invest in common stock, rights or warrants to purchase securities, and limited partnership interests. Each Fund may engage in transactions designed to hedge its portfolio against market declines and may utilize limited portfolio leverage in pursuit of its objectives.

Each Fund is a non-diversified fund, which means that each Fund invests in the securities of a small number of issuers and therefore may be subject to greater market fluctuation and price volatility than a fund that maintains a more broadly diversified portfolio. In addition, the Forward Select Income Fund operates under an exemptive order from the SEC that permits Forward Management, the Fund’s investment adviser, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Fund without shareholder approval. For more information please see “Hiring Sub-Advisers Without Shareholder Approval” below.

Comparison of Fees and Expenses

The following discussion describes and compares the fees and expenses of the Funds. The Annual Fund Operating Expenses table and Example table shown below are based on actual expenses incurred in each Fund’s fiscal year ended December 31, 2008. Pro forma numbers are estimated in good faith and are hypothetical.

Kensington Real Estate Securities Fund and

Forward Real Estate Fund

Class A Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Combined Forward Real Estate Fund
Maximum sales charge (load) on purchases	5.75%[1]	5.75%[1]	5.75%[1]
Maximum deferred sales charge (load)	None [2]	None	None
Redemption Fee	1.00%[3]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Combined Forward Real Estate Fund
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%[5]	0.25%[5]
Shareholder Services Fees	0.00%	0.00%[6]	0.00%[6]
Other Expenses[4]	0.70%	0.28%	0.43%
Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%
Total Fund Operating Expenses*	1.81%	1.39%	1.54%
Fee Expense Reimbursement*	(0.35)%	0.00%	(0.08)%
Net Fund Operating Expenses*	1.46%	1.39%	1.46%

4

*

In regard to the Kensington Real Estate Securities Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.45%. The Fund has agreed to repay the Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.45%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Lower sales charges are available depending upon the amount invested.
[2]

A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[4]	“Other Expenses” include operating expenses other than the management fee and the distribution fee.
[5]

The Forward Real Estate Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

[6]

The Forward Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average net assets attributable to Class A shares may be used to pay shareholder servicing fees.

[7]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class B Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Real Estate Securities Fund	Forward Real Estate Fund†	Pro Forma Combined Forward Real Estate Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	5.00%[1]	5.00%[1]	5.00%[1]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Real Estate Securities Fund	Forward Real Estate Fund†	Pro Forma Combined Forward Real Estate Fund
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	1.00%	0.75%[4]	0.75%[4]
Shareholder Services Fees	0.00%	0.25%[5]	0.25%[5]
Other Expenses[3]	0.70%	0.28%	0.43%
Acquired Fund Fees and Expenses[6]	0.01%	0.01%	0.01%
Total Fund Operating Expenses*	2.56%	2.14%	2.29%
Fee Expense Reimbursement*	(0.35)%	0.00%	(0.08)%
Net Fund Operating Expenses*	2.21%	2.14%	2.21%

†	Class B Shares of the Forward Real Estate Fund are a newly created share class.
*

In regard to the Kensington Real Estate Securities Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.20%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

5

In regard to the Forward Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.20%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]

The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and the distribution fee.
[4]

The Forward Real Estate Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay distribution expenses.

[5]

The Forward Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average net assets attributable to Class B shares may be used to pay shareholder servicing fees.

[6]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class C Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Combined Forward Real Estate Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	1.00%[1]	1.00%[4]	1.00%[4]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Combined Forward Real Estate Fund+++
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	1.00%	0.75%[5]	0.75%[5]
Shareholder Services Fees	0.00%	0.25%[6]	0.25%[6]
Other Expenses[3]	0.70%	0.28%	0.43%
Acquired Fund Fees and Expenses[7]	0.01%	0.01%	0.01%
Total Fund Operating Expenses*	2.56%	2.14%	2.29%
Fee Expense Reimbursement*	(0.35)%	0.00%	(0.08)%
Net Fund Operating Expenses*	2.21%	2.14%	2.21%

*

In regard to the Kensington Real Estate Securities Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.20%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.20%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC incurred the expense.

[1]	Applied to redemptions within one year of purchase.

6

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]

“Other Expenses” include operating expenses other than the management fee, the distribution fee, the shareholder servicing fee, and the fees paid by the Fund pursuant to the Fund’s Administrative Services Plan.

[4]	For Shares held less than two years (as a percentage of the lesser of original purchase price or redemption proceeds).
[5]

The Forward Real Estate Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C Shares may be used to pay distribution expenses.

[6]

The Forward Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C Shares may be used to pay shareholder servicing fees.

[7]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class Y Shares / Institutional Class

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Real Estate Securities Fund (Class Y)	Forward Real Estate Fund (Institutional Class)	Pro Forma Combined Forward Real Estate Fund (Institutional Class)
Maximum sales charge (load) on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption Fee	1.00%[1]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Combined Forward Real Estate Fund (Institutional Class)
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	None
Shareholder Services Fees	0.00%	0.00%[3]	0.00%[3]
Other Expenses[2]	0.70%	0.28%	0.43%
Acquired Fund Fees and Expenses[4]	0.01%	0.01%	0.01%
Total Fund Operating Expenses*	1.56%	1.14%	1.29%
Fee Expense Reimbursement*	(0.35)%	0.00%	(0.08)%
Net Fund Operating Expenses*	1.21%	1.14%	1.21%

*	In regard to the Kensington Real Estate Securities Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.20%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Institutional Class Shares at 1.20%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Institutional Class Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[2]	“Other Expenses” include operating expenses other than the management fee.
[3]

The Forward Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class may be used to pay shareholder servicing fees.

7

[4]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which it invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Fund, they are not reflected in the Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Adviser. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years

Kensington Real Estate Securities Fund
Class A	$715	$1,046	$1,435	$2,521
Class B1
Assuming Redemption	$724	$1,028	$1,495	$2,653
Assuming No Redemption	$224	$728	$1,295	$2,653
Class C2
Assuming Redemption	$324	$728	$1,295	$2,837
Assuming No Redemption	$224	$728	$1,295	$2,837
Class Y	$123	$422	$782	$1,793

Forward Real Estate Fund
Class A	$708	$990	$1,291	$2,146
Class B*[3]
Assuming Redemption	$717	$970	$1,348	$2,279
Assuming No Redemption	$217	$670	$1,148	$2,279
Class C4
Assuming Redemption	$317	$670	$1,148	$2,469
Assuming No Redemption	$217	$670	$1,148	$2,469
Institutional Class	$116	$362	$627	$1,385

Pro Forma Combined Forward Real Estate Fund
Class A	$715	$1,018	$1,351	$2,289
Class B*[3]
Assuming Redemption	$724	$999	$1,409	$2,421
Assuming No Redemption	$224	$699	$1,209	$2,421
Class C4
Assuming Redemption	$324	$699	$1,209	$2,609
Assuming No Redemption	$224	$699	$1,209	$2,609
Institutional Class	$123	$393	$692	$1,540

*	Class B is a newly created share class.
[1]	The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years.
[2]	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year.
[3]

The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

[4]

The example for Class C reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

8

Kensington Strategic Realty Fund and

Forward Strategic Realty Fund

Class A Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Maximum sales charge (load) on purchases	5.75%[1]	5.75%[1]	5.75%[1]
Maximum deferred sales charge (load)	None [2]	None	None
Redemption Fee	1.00%[3]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Management Fee	0.12%[4]	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%[6]	0.25%[6]
Shareholder Services Fees	0.00%	0.00%[7]	0.00%[7]
Other Expenses
Dividend and Interest Expense	1.08%	1.08%	1.08%
Remainder of Other Expenses[5]	0.35%	0.29%	0.29%
Acquired Fund Fees and Expenses[8]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	1.88%	2.70%	2.70%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	1.88%	2.70%	2.70%

*

In regard to the Kensington Strategic Realty Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 2.25%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Strategic Realty Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 2.15%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Lower sales charges are available depending upon the amount invested.
[2]

A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[4]

The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. (See the section below titled “Investment Advisory Fee for the Kensington Strategic Realty Fund” of this Proxy Statement/Prospectus for a complete description of the Fund’s management fee.) The fee set forth in the fee table above represents the actual management fee paid by the Fund to Kensington Investment Group, Inc. for the fiscal year ended December 31, 2008 (it is composed of the base fee minus negative performance adjustments equal to, in the aggregate, to 1.38% of the Fund’s average daily net asset for that period).

9

[5]	“Other Expenses” include operating expenses other than the management fee and the distribution fee.
[6]

The Forward Strategic Realty Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

[7]

The Forward Strategic Realty Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average net assets attributable to Class A shares may be used to pay shareholder servicing fees.

[8]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class B Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	5.00%[1]	5.00%[1]	5.00%[1]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Management Fee	0.12%[3]	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	0.75%[5]	0.75%[5]
Shareholder Services Fees	0.00%	0.25%[6]	0.25%[6]
Other Expenses
Dividend and Interest Expense	1.08%	1.08%	1.08%
Remainder of Other Expenses[4]	0.35%	0.29%	0.29%
Acquired Fund Fees and Expenses[7]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	2.63%	3.45%	3.45%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	2.63%	3.45%	3.45%

*

In regard to the Kensington Strategic Realty Fund, the Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 3.00%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Strategic Realty Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.90%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

10

[1]

The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]

The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. (See the section below titled “Investment Advisory Fee for the Kensington Strategic Realty Fund” of this Proxy Statement/Prospectus for a complete description of the Fund’s management fee.) The fee set forth in the fee table above represents the actual management fee paid by the Fund to Kensington Investment Group, Inc. for the fiscal year ended December 31, 2008 (it is composed of the base fee minus negative performance adjustments equal to, in the aggregate, to 1.38% of the Fund’s average daily net asset for the period).

[4]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[5]

The Forward Strategic Realty Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay distribution expenses.

[6]

The Forward Strategic Realty Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributed to the Class B Shares may be used to pay shareholder servicing fees.

[7]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class C Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	1.00%[1]	1.00%[5]	1.00%[5]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund
Management Fee	0.12%[3]	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	0.75%[6]	0.75%[6]
Shareholder Services Fees	0.00%	0.25%[7]	0.25%[7]
Other Expenses
Dividend and Interest Expense	1.08%	1.08%	1.08%
Remainder of Other Expenses[4]	0.35%	0.29%	0.29%
Acquired Fund Fees and Expenses[8]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	2.63%	3.45%	3.45%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	2.63%	3.45%	3.45%

*

In regard to the Kensington Strategic Realty Fund, Kensington Investment Group, Inc has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 3.00%. The Fund has agreed to repay Kensington Investment Group, Inc for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

11

In regard to the Forward Strategic Realty Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.90%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Applied to redemptions within one year of purchase.
[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]

The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. (See the section below titled “Investment Advisory Fee for the Kensington Strategic Realty Fund” of this Proxy Statement/Prospectus for a complete description of the Fund’s management fee.) The fee set forth in the fee table above represents the actual management fee paid by the Fund to the Adviser for the fiscal year ended December 31, 2008 (it is composed of the base fee minus negative performance adjustments equal to, in the aggregate, to 1.38% of the Fund’s average daily net asset for the period).

[4]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[5]	For Shares held less than two years (as a percentage of the lesser of original purchase price or redemption proceeds).
[6]

The Forward Strategic Realty Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C Shares may be used to pay distribution expenses.

[7]

The Forward Strategic Realty Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C Shares may be used to pay shareholder servicing fees.

[8]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class Y Shares / Institutional Class

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Strategic Realty Fund (Class Y)	Forward Strategic Realty Fund (Institutional Class)	Pro Forma Combined Forward Strategic Realty Fund (Institutional Class)
Maximum sales charge (load) on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption Fee	1.00%[1]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Strategic Realty Fund	Forward Strategic Realty Fund	Pro Forma Combined Forward Strategic Realty Fund (Institutional Class)
Management Fee	0.12%[2]	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Shareholder Services Fees	0.00%	0.00%[4]	0.00%[4]
Other Expenses
Dividend and Interest Expense	1.08%	1.08%	1.08%
Remainder of Other Expenses[3]	0.35%	0.29%	0.29%
Acquired Fund Fees and Expenses[5]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	1.63%	2.45%	2.45%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	1.63%	2.45%	2.45%

12

*

In regard to the Kensington Strategic Realty Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) increases to the advisory fee due to performance adjustments, (2) extraordinary expenses and (3) dividend and interest expense) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 2.00%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Strategic Realty Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Institutional Class Shares at 1.90%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Institutional Class Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[2]

The management fee is a fulcrum-type performance fee that varies on a monthly basis depending on the Fund’s performance relative to that of the FTSE NAREIT Composite Index. (See the section below titled “Investment Advisory Fee for the Kensington Strategic Realty Fund” of this Proxy Statement/Prospectus for a complete description of the Fund’s management fee.) The fee set forth in the fee table above represents the actual management fee paid by the Fund to the Adviser for the fiscal year ended December 31, 2008 (it is composed of the base fee minus negative performance adjustments equal to, in the aggregate, to 1.38% of the Fund’s average daily net asset for the period).

[3]	“Other Expenses” include operating expenses other than the management fee and the shareholder servicing fee and include dividend and interest expense.
[4]

The Forward Strategic Realty Fund has adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class may be used to pay shareholder servicing fees.

[5]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Adviser. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years

Kensington Strategic Realty Fund
Class A	$755	$1,132	$1,532	$2,647
Class B1
Assuming Redemption	$766	$1,117	$1,594	$2,778
Assuming No Redemption	$266	$817	$1,394	$2,778
Class C2
Assuming Redemption	$366	$817	$1,394	$2,959
Assuming No Redemption	$266	$817	$1,394	$2,959
Class Y	$166	$514	$886	$1,930

Forward Strategic Realty Fund
Class A	$832	$1,365	$1,922	$3,428
Class B3
Assuming Redemption	$848	$1,359	$1,992	$3,558
Assuming No Redemption	$348	$1,059	$1,792	$3,558
Class C4
Assuming Redemption	$448	$1,059	$1,792	$3,725
Assuming No Redemption	$348	$1,059	$1,792	$3,725
Institutional Class	$248	$763	$1,305	$2,782

Pro Forma Combined Forward Strategic Realty Fund
Class A	$832	$1,365	$1,922	$3,428
Class B3
Assuming Redemption	$848	$1,359	$1,992	$3,558
Assuming No Redemption	$348	$1,059	$1,792	$3,558
Class C4
Assuming Redemption	$448	$1,059	$1,792	$3,725
Assuming No Redemption	$348	$1,059	$1,792	$3,725
Institutional Class	$248	$763	$1,305	$2,782

[1]	The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years.
[2]	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year.
[3]

The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

[4]

The example for Class C reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

13

Kensington International Real Estate Fund, Kensington Global Real Estate Fund and

Forward International Real Estate Fund

Class A Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++

Maximum sales charge (load) on purchases	5.75%[1]	5.75%[1]	5.75%[1]	5.75%[1]	5.75%[1]	5.75%[1]
Maximum deferred sales charge (load)	None [2]	None [2]	None	None	None	None
Redemption Fee[3]	1.00%	1.00%	None	None	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++

Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%[5]	0.25%[5]	0.25%[5]	0.25%[5]
Shareholder Services Fees	0.00%	0.00%	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]
Other Expenses
Dividend and Interest Expense	0.01%	0.02%	0.01%	0.01%	0.02%	0.01%
Remainder of Other Expenses[4]	0.49%	1.05%	0.39%	0.39%	0.83%	0.45%

14

Annual Fund Operating Expenses (paid from Fund assets)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Total Fund Operating Expenses*	1.75%	2.32%	1.65%	1.65%	2.10%	1.71%
Fee Expense Reimbursement*	(0.09)%	(0.80)%	0.00%	0.00%	(0.43)%	(0.05)%
Net Fund Operating Expenses*	1.66%	1.52%	1.65%	1.65%	1.67%	1.66%

+	Assuming the Reorganization of only the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
++	Assuming the Reorganization of only the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
+++	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
*

In regard to the Kensington International Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class A Shares at 1.65%. The Fund has agreed to repay the Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Kensington Global Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.50%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward International Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.65%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A shares to exceed the above limits and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Lower sales charges are available depending upon the amount invested.
[2]

A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[4]	“Other Expenses” includes operating expenses other than the management fee and distribution fee.
[5]

The Forward International Real Estate Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

[6]

The Forward International Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average net assets attributable to Class A shares may be used to pay shareholder servicing fees.

Class B Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

15

Shareholder Transaction Fees (paid by you directly)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Maximum deferred sales charge (load)	5.00%[1]	5.00%[1]	5.00%[1]	5.00%[1]	5.00%[1]	5.00%[1]
Redemption Fee	1.00%[2]	1.00%[2]	None	None	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	1.00%	0.75%[4]	0.75%[4]	0.75%[4]	0.75%[4]
Shareholder Services Fees	0.00%	0.00%	0.25%[5]	0.25%[5]	0.25%[5]	0.25%[5]
Other Expenses
Dividend and Interest Expense	0.01%	0.02%	0.01%	0.01%	0.02%	0.01%
Remainder of Other Expenses[3]	0.49%	1.05%	0.39%	0.39%	0.83%	0.45%
Total Fund Operating Expenses*	2.50%	3.07%	2.40%	2.40%	2.85%	2.46%
Fee Expense Reimbursement*	(0.09)%	(0.80)%	0.00%	0.00%	(0.43)%	(0.05)%
Net Fund Operating Expenses*	2.41%	2.27%	2.40%	2.40%	2.42%	2.41%

+	Assuming the Reorganization of only the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
++	Assuming the Reorganization of only the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
+++	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
*

In regard to the Kensington International Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.40%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Kensington Global Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.25%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward International Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.40%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class B shares to exceed the above limits and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]

The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[4]

The Forward International Real Estate Fund has adopted a Distribution Plan pursuant to which up to 1.00% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay distribution expenses and shareholder servicing fees.

[5]

The Forward International Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay shareholder servicing fees.

16

Class C Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	1.00%[1]	1.00%[1]	1.00%[4]	1.00%[4]	1.00%[4]	1.00%[4]
Redemption Fee	1.00%[2]	1.00%[2]	None	None	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Pro Forma Combined Forward International Real Estate Fund+	Pro Forma Combined Forward International Real Estate Fund++	Pro Forma Combined Forward International Real Estate Fund+++
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	1.00%	0.75%[5]	0.75%[5]	0.75%[5]	0.75%[5]
Shareholder Services Fees	0.00%	0.00%	0.25%[6]	0.25%[6]	0.25%[6]	0.25%[6]
Other Expenses
Dividend and Interest Expense	0.01%	0.02%	0.01%	0.01%	0.02%	0.01%
Remainder of Other Expenses[3]	0.49%	1.05%	0.39%	0.39%	0.83%	0.45%
Total Fund Operating Expenses*	2.50%	3.07%	2.40%	2.40%	2.85%	2.46%
Fee Expense Reimbursement*	(0.09)%	(0.80)%	0.00%	0.00%	(0.43)%	(0.05)%
Net Fund Operating Expenses*	2.41%	2.27%	2.40%	2.40%	2.42%	2.41%

+	Assuming the Reorganization of only the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
++	Assuming the Reorganization of only the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
+++	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
*

In regard to the Kensington International Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class C Shares at 2.40%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which the Adviser incurred the expense.

In regard to the Kensington Global Real Estate Fund, Kensington Investment Group, Inc has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.25%. The Fund has agreed to repay Kensington Investment Group, Inc for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward International Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.40%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C shares to exceed the above limits and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Applied to redemptions within one year of purchase.
[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.

17

[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[4]	For shares held less than two years (as a percentage of the lesser of original purchase price or redemption proceeds).
[5]

The Forward International Real Estate Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.

[6]

The Forward International Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C shares may be used to pay shareholder servicing fees.

[7]	“Other Expenses” include operating expenses other than the management fee, the distribution fee and the shareholder servicing fee.

Class Y Shares / Institutional Class

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington International Real Estate Fund (Class Y)	Kensington Global Real Estate Fund (Class Y)	Forward International Real Estate Fund (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund+ (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund++ (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund+++ (Institutional Class)
Maximum sales charge (load) on purchases	None	None	None	None	None	None
Maximum deferred sales charge (load)	None	None	None	None	None	None
Redemption Fee	1.00%[1]	1.00%[1]	None	None	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington International Real Estate Fund (Class Y)	Kensington Global Real Estate Fund (Class Y)	Forward International Real Estate Fund (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund+ (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund++ (Institutional Class)	Pro Forma Combined Forward International Real Estate Fund+++ (Institutional Class)
Management Fee	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None	None	None	None
Shareholder Services Fees	0.00%	0.00%	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Other Expenses
Dividend and Interest Expense	0.01%	0.02%	0.01%	0.01%	0.02%	0.02%
Remainder of Other Expenses[2]	0.49%	1.05%	0.39%	0.39%	0.83%	0.45%
Total Fund Operating Expenses*	1.50%	2.07%	1.40%	1.40%	1.85%	1.46%
Fee Expense Reimbursement*	(0.09)%	(0.80)%	0.00%	0.00%	(0.43)%	(0.05)%
Net Fund Operating Expenses*	1.41%	1.27%	1.40%	1.40%	1.42%	1.41%

+	Assuming the Reorganization of only the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
++	Assuming the Reorganization of only the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
+++	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
*	In regard to the Kensington International Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.40%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

18

In regard to the Kensington Global Real Estate Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.25%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward International Real Estate Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Institutional Class Shares at 1.40%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Institutional Class shares to exceed the above limits and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

[1]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[2]	“Other Expenses” include operating expenses other than the management fee.
[3]

The Forward International Real Estate Fund has adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class may be used to pay shareholder servicing fees.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Adviser. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years

Kensington International Real Estate Fund
Class A	$734	$1,077	$1,453	$2,502
Class B1
Assuming Redemption	$744	$1,061	$1,513	$2,634
Assuming No Redemption	$244	$761	$1,313	$2,634
Class C2
Assuming Redemption	$344	$761	$1,313	$2,818
Assuming No Redemption	$244	$761	$1,313	$2,818
Class Y	$144	$456	$801	$1,773

Kensington Global Real Estate Fund
Class A	$721	$1,109	$1,602	$2,954
Class B3
Assuming Redemption	$730	$1,093	$1,666	$3,086
Assuming No Redemption	$230	$793	$1,466	$3,086
Class C4
Assuming Redemption	$330	$793	$1,466	$3,262
Assuming No Redemption	$230	$793	$1,466	$3,262
Institutional Class	$129	$489	$961	$2,265

Kensington International Real Estate Fund
Class A	$733	$1,065	$1,420	$2,415
Class B3
Assuming Redemption	$743	$1,048	$1,480	$2,547
Assuming No Redemption	$243	$748	$1,280	$2,547
Class C4
Assuming Redemption	$343	$748	$1,280	$2,732
Assuming No Redemption	$243	$748	$1,280	$2,732
Class Y	$143	$443	$765	$1,678

19

Pro Forma Combined International Real Estate Fund
Class A+	$733	$1,065	$1,420	$2,415
Class A++	$735	$1,115	$1,562	$2,797
Class A+++	$734	$1,073	$1,440	$2,468
Class B+[3]
Assuming Redemption	$743	$1,048	$1,480	$2,547
Assuming No Redemption	$243	$748	$1,280	$2,547
Class B++[3]
Assuming Redemption	$745	$1,099	$1,625	$2,929
Assuming No Redemption	$245	$799	$1,425	$2,929
Class B+++[3]
Assuming Redemption	$744	$1,057	$1,500	$2,600
Assuming No Redemption	$244	$757	$1,300	$2,600
Class C+[4]
Assuming Redemption	$343	$748	$1,280	$2,732
Assuming No Redemption	$243	$748	$1,280	$2,732
Class C++[4]
Assuming Redemption	$345	$799	$1,425	$3,108
Assuming No Redemption	$245	$799	$1,425	$3,108
Class C+++[4]
Assuming Redemption	$344	$757	$1,300	$2,784
Assuming No Redemption	$244	$757	$1,300	$2,784
Class Y+	$143	$443	$765	$1,678
Class Y++	$145	$496	$918	$2,094
Class Y+++	$144	$452	$787	$1,735

[1]	The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years.
[2]	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year.
[3]

The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

[4]

The example for Class C reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see “Purchasing Shares” Exhibit C.

+	Assuming the Reorganization of the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
++	Assuming the Reorganization of the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
+++	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.

Kensington Global Infrastructure Fund and

Forward Global Infrastructure Fund

Class A Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Maximum sales charge (load) on purchases	5.75%[1]	5.75%[1]	5.75%[1]
Maximum deferred sales charge (load)	None [2]	None	None
Redemption Fee	1.00%[3]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	0.25%[5]	0.25%[5]
Shareholder Services Fees	0.00%	0.00%[6]	0.00%[6]
Other Expenses
Dividend and Interest Expense	0.01%	0.01%	0.01%
Remainder of Other Expenses[4]	0.53%	0.44%	0.44%
Acquired Fund Fees and Expenses[7]	0.08%	0.08%	0.08%

20

Shareholder Transaction Fees (paid by you directly)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Total Fund Operating Expenses*	1.77%	1.68%	1.68%
Fee Expense Reimbursement*	(0.18)%	(0.09)%	(0.09)%
Net Fund Operating Expenses*	1.59%	1.59%	1.59%

*

In regard to the Kensington Global Infrastructure Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class A Shares at 1.50%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Global Infrastructure Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class A Shares at 1.50%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC, or its predecessor incurred the expense.

[1]	Lower sales charges are available depending upon the amount invested.
[2]

A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[4]	“Other Expenses” includes operating expenses other than the management fee and distribution fee.
[5]

The Forward Global Infrastructure Fund has adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to Class A Shares may be used to pay distribution expenses.

[6]

The Forward Global Infrastructure Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average daily net assets attributable to Class A Shares may be used to pay shareholder servicing fees.

[7]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class B Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	5.00%[1]	5.00%[1]	5.00%[1]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	1.00%	0.75%[4]	0.75%[4]
Shareholder Services Fees	0.00%	0.25%[5]	0.25%[5]
Other Expenses
Dividend and Interest Expense	0.01%	0.01%	0.01%
Remainder of Other Expenses[3]	0.53%	0.44%	0.44%
Acquired Fund Fees and Expenses[6]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	2.52%	2.43%	2.43%
Fee Expense (Reimbursement)*	(0.18)%	(0.09)%	(0.09)%
Net Fund Operating Expenses*	2.34%	2.34%	2.34%

*

In regard to the Kensington Global Infrastructure Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.25%. The Fund has agreed to repay Kensington Investment

21

Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Global Infrastructure Fund, Forward Management, LLC has contractually agreed, until June 30, 2011 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.25%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC, or its predecessor incurred the expense.

[1]

The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[4]

The Forward Global Infrastructure Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay distribution expenses.

[5]

The Forward Global Infrastructure Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class B Shares may be used to pay shareholder services fees.

[6]

A Fund indirectly bear a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class C Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	1.00%[1]	1.00%[4]	1.00%[4]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund	Pro Forma Combined Forward Global Infrastructure Fund
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	1.00%	0.75%[5]	0.75%[5]
Shareholder Services Fees	0.00%	0.25%[6]	0.25%[6]
Other Expenses
Dividend and Interest Expense	0.01%	0.01%	0.01%
Remainder of Other Expenses[3]	0.53%	0.44%	0.44%
Acquired Fund Fees and Expenses[7]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	2.52%	2.43%	2.43%
Fee Expense Reimbursement*	(0.18)%	(0.09)%	(0.09)%
Net Fund Operating Expenses*	2.34%	2.34%	2.34%

*

In regard to the Kensington Global Infrastructure Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class C Shares at 2.25%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Global Infrastructure Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interest, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating expenses for Class C Shares at 2.25%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC, or its predecessor incurred the expense.

22

[1]	Applied to redemptions within one year of purchase.
[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[4]	For Shares held less than two years (as a percentage of the lesser of original purchase price or redemption proceeds).
[5]

The Forward Global Infrastructure Fund has adopted a Distribution Plan pursuant to which 0.75% of the Fund’s average daily net assets attributable to Class C Shares may be used to pay distribution expenses.

[6]

The Forward Global Infrastructure Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C Shares may be used to pay shareholder servicing fees.

[7]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Class Y Shares / Institutional Class

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Global Infrastructure Fund (Class Y)	Forward Global Infrastructure Fund (Institutional Class)	Pro Forma Combined Forward Global Infrastructure Fund (Institutional Class)
Maximum sales charge (load) on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption Fee	1.00%[1]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Global Infrastructure Fund (Class Y)	Forward Global Infrastructure Fund (Institutional Class)	Pro Forma Combined Forward Global Infrastructure Fund (Institutional Class)
Management Fee	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Shareholder Services Fees	0.00%	0.00%[3]	0.00%[3]
Other Expenses
Dividend and Interest Expense	0.01%	0.01%	0.01%
Remainder of Other Expenses[2]	0.53%	0.44%	0.44%
Acquired Fund Fees and Expenses[4]	0.08%	0.08%	0.08%
Total Fund Operating Expenses*	1.52%	1.43%	1.43%
Fee Expense Reimbursement*	(0.18)%	(0.09)%	(0.09)%
Net Fund Operating Expenses*	1.34%	1.34%	1.34%

*

In regard to the Kensington Global Infrastructure Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interests, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.25%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Global Infrastructure Fund, Forward Management, LLC has contractually agreed, until June 30, 2011 to waive fees and/or reimburse the Fund certain expenses (excluding brokerage costs, interests, taxes and dividend and extraordinary expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.25%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC, or its predecessor incurred the expense.

[1]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[2]	“Other Expenses” include operating expenses other than the management fee.
[3]

The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class Shares may be used to pay shareholder servicing fees.

23

[4]

The Funds indirectly bear a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Adviser. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years

Kensington Global Infrastructure Fund
Class A	$727	$1,066	$1,446	$2,508
Class B1
Assuming Redemption	$737	$1,049	$1,507	$2,640
Assuming No Redemption	$237	$749	$1,307	$2,640
Class C2
Assuming Redemption	$337	$749	$1,307	$2,824
Assuming No Redemption	$237	$749	$1,307	$2,824
Class Y	$136	$444	$794	$1,779

Forward Global Infrastructure Fund
Class A	$727	$1,057	$1,418	$2,431
Class B3
Assuming Redemption	$737	$1,040	$1,478	$2,563
Assuming No Redemption	$237	$740	$1,278	$2,563
Class C4
Assuming Redemption	$337	$740	$1,278	$2,748
Assuming No Redemption	$237	$740	$1,278	$2,748
Institutional Class	$136	$434	$764	$1,695

Pro Forma Combined Global Infrastructure Fund
Class A	$727	$1,057	$1,418	$2,431
Class B3
Assuming Redemption	$737	$1,040	$1,478	$2,563
Assuming No Redemption	$237	$740	$1,278	$2,563
Class C4
Assuming Redemption	$337	$740	$1,278	$2,748
Assuming No Redemption	$237	$740	$1,278	$2,748
Institutional Class	$136	$434	$764	$1,695

[1]	The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years.
[2]	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year.
[3]

The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

[4]

The example for Class C reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

24

Kensington Select Income Fund and

Forward Select Income Fund

Class A Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select Income Fund
Maximum sales charge (load) on purchases	5.75%[1]	5.75%[1]	5.75%[1]
Maximum deferred sales charge (load)	None [2]	None	None
Redemption Fee	1.00%[3]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select income Fund
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	0.25%[6]	0.25%[6]
Shareholder Services Fees	0.00%	0.00%[7]	0.00%[7]
Other Expenses
Dividend and Interest Expense	0.78%	0.78%	0.78%
Remainder of Other Expenses[4]	0.33%	0.27%	0.27%
Acquired Fund Fees and Expenses[5]	0.11%	0.11%	0.11%
Total Fund Operating Expenses*	2.47%	2.41%	2.41%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	2.47%	2.41%	2.41%

*

In regard to the Kensington Select Income Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.60%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Select Income Fund, Forward Management, LLC has contractually agreed, until June 30, 2011 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class A Shares at 1.60%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class A Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC, or its predecessor incurred the expense.

While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

[1]	Lower sales charges are available depending upon the amount invested.
[2]

A deferred sales charge of 1.00% may be applied to redemptions within one year of purchase of Class A Shares in the case of accounts with an aggregate value of $1 million or more, where no sales charge applies (not including shares purchased with reinvested dividends and/or distributions).

[3]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[4]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[5]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invest. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

[6]

The Forward Select Income Fund has adopted a Distribution Plan pursuant to which 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses.

[7]

The Forward Select Income Fund has adopted a Shareholder Services Plan pursuant to which up to 0.20% of the Fund’s average daily net assets attributable to Class A shares may be used to pay shareholder servicing fees.

25

Class B Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select Income Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	5.00%[1]	5.00%[1]	5.00%[1]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select Income Fund
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	0.75%[5]	0.75%[5]
Shareholder Services Fees	0.00%	0.25%[6]	0.25%[6]
Other Expenses
Dividend and Interest Expense	0.78%	0.78%	0.78%
Remainder of Other Expenses[3]	0.33%	0.27%	0.27%
Acquired Fund Fees and Expenses[4]	0.11%	0.11%	0.11%
Total Fund Operating Expenses*	3.22%	3.16%	3.16%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	3.22%	3.16%	3.16%

*

In regard to the Kensington Select Income Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.35%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Select Income Fund, Forward Management, LLC has contractually agreed, until June 30, 2011 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense; and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class B Shares at 2.35%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class B Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

[1]

The deferred sales charge on Class B Shares declines over seven years, starting with redemptions in year one and ending with redemptions in year seven as follows: 5.00%, 4.00%, 3.00%, 3.00%, 2.00%, 1.00%, 0.00%. Class B Shares then automatically convert to Class A Shares after 8 years on the 3rd business day of the month in which they were originally purchased.

[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.

26

[4]

The Funds indirectly bear a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invest. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

[5]

The Forward Select Income Fund has adopted a Distribution Plan pursuant to which up to 1.00% of the Fund’s average daily net assets attributable to Class B Shares may be used to pay distribution expenses.

[6]

The Forward Select Income Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class B Shares may be used to pay shareholder servicing fees.

Class C Shares

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select Income Fund
Maximum sales charge (load) on purchases	0.00%	0.00%	0.00%
Maximum deferred sales charge (load)	1.00%[1]	1.00%[5]	1.00%[5]
Redemption Fee	1.00%[2]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Select Income Fund	Forward Select Income Fund	Pro Forma Combined Forward Select Income Fund
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	1.00%	0.75%[6]	0.75%[6]
Shareholder Services Fees	0.00%	0.25%[7]	0.25%[7]
Other Expenses
Dividend and Interest Expense	0.78%	0.78%	0.78%
Remainder of Other Expenses[3]	0.33%	0.27%	0.27%
Acquired Fund Fees and Expenses[4]	0.11%	0.11%	0.11%
Total Fund Operating Expenses*	3.22%	3.16%	3.16%
Fee Expense Reimbursement*	(0.02)%	0.00%	0.00%
Net Fund Operating Expenses*	3.22%	3.16%	3.16%

*

In regard to the Kensington Select Income Fund, Kensington Investment Group, Inc has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.35%. The Fund has agreed to repay Kensington Investment Group, Inc for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

In regard to the Forward Select Income Fund, Forward Management, LLC has contractually agreed, until June 30, 2011 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class C Shares at 2.35%. The Fund has agreed to repay Kensington Investment Group, Inc for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class C Shares to exceed the above limit and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

27

While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

[1]	Applied to redemptions within one year of purchase.
[2]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[3]	“Other Expenses” include operating expenses other than the management fee and distribution fee.
[4]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invests. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

[5]	For Shares held less than two years (as a percentage of the lesser of original purchase price or redemption proceeds).
[6]

The Forward Select Income Fund has adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to Class C shares may be used to pay distribution expenses.

[7]

The Forward Select Income Fund has adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C Shares may be used to pay shareholder servicing fees.

Class Y Shares / Institutional Class

Fees and Expenses

Shareholder Transaction Fees (paid by you directly)	Kensington Select Income Fund (Class Y)	Forward Select Income Fund (Institutional Class)	Pro Forma Combined Forward Select Income Fund (Institutional Class)
Maximum sales charge (load) on purchases	None	None	None
Maximum deferred sales charge (load)	None	None	None
Redemption Fee	1.00%[1]	None	None

Annual Fund Operating Expenses (paid from Fund assets)	Kensington Select Income Fund (Class Y)	Forward Select Income Fund (Institutional Class)	Pro Forma Combined Forward Select Income Fund (Institutional Class)
Management Fee	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Shareholder Services Fees	0.00%	0.00%[4]	0.00%[4]
Other Expenses
Dividend and Interest Expense	0.78%	0.78%	0.78%
Remainder of Other Expenses[2]	0.33%	0.27%	0.27%
Acquired Fund Fees and Expenses[3]	0.11%	0.11%	0.11%
Total Fund Operating Expenses*	2.22%	2.16%	2.16%
Fee Expense Reimbursement*	0.00%	0.00%	0.00%
Net Fund Operating Expenses*	2.22%	2.16%	2.16%

*

In regard to the Kensington Select Income Fund, Kensington Investment Group, Inc. has contractually agreed, until December 31, 2010 to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Class Y Shares at 1.35%. The Fund has agreed to repay Kensington Investment Group, Inc. for amounts waived or reimbursed by it pursuant to the expense limitation agreement provided that each repayment does not cause the Total Fund Operating Expenses for Class Y to exceed the above limit and the repayment is made within three years after the year in which Kensington Investment Group, Inc. incurred the expense.

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In regard to the Forward Select Income Fund, Forward Management, LLC has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Fund certain expenses (excluding (1) extraordinary expenses; (2) dividend and interest expense and (3) Acquired Fund Fees and Expenses) to the extent necessary to maintain Total Fund Operating Expenses for Institutional Class shares at 1.35%. The Fund has agreed to repay Forward Management, LLC for amounts waived or reimbursed by it or its predecessor pursuant to the expense limitation agreement provided that such repayment does not cause the Total Fund Operating Expenses to exceed the above limits and the repayment is made within three years after the year in which Forward Management, LLC or its predecessor incurred the expense.

While the Fund may incur dividend expense on securities sold short and interest expense on borrowed amounts, the Fund may also receive interest income on the proceeds of such short sales as well as dividend income on investments made with such borrowed amounts. Such interest and dividend income is not reflected in the expense ratios in the above tables.

[1]	Charged to Shares redeemed within 75 days of purchase. Certain exemptions may apply.
[2]	“Other Expenses” include operating expenses other than the management fee.
[3]

A Fund indirectly bears a pro rata share of the fees and expenses of each exchange traded fund or other investment company in which they invest. Since “Acquired Fund Fees and Expenses” are not directly borne by the Funds, they are not reflected in a Fund’s financial statements, and therefore information presented in the Annual Fund Operating Expenses table will differ from that presented in the Financial Highlights.

[4]

The Fund has adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares may be used to pay shareholder servicing fees.

Example

The following examples are intended to help you compare the costs of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated and reflects what you would pay if you close your account at the end of each of the time periods shown. The examples also assume that your investment has a 5% return each year, that all distributions are reinvested and that each Fund’s operating expenses remain the same. The examples reflect the fee waivers of the Adviser. Your actual costs may be higher or lower.

Fund	1 year	3 years	5 years	10 years

Kensington Select Income Fund
Class A	$811	$1,300	$1,814	$3,216
Class B1
Assuming Redemption	$825	$1,292	$1,882	$3,346
Assuming No Redemption	$325	$992	$1,682	$3,346
Class C2
Assuming Redemption	$425	$992	$1,682	$3,517
Assuming No Redemption	$325	$992	$1,682	$3,517
Class Y	$225	$694	$1,189	$2,551

Forward Select Income Fund
Class A	$805	$1,283	$1,786	$3,160
Assuming Redemption	$819	$1,274	$1,853	$3,290
Assuming No Redemption	$319	$974	$1,653	$3,290
Class B3
Assuming Redemption	$819	$1,274	$1,853	$3,290
Assuming No Redemption	$319	$974	$1,653	$3,290
Class C4
Assuming Redemption	$419	$974	$1,653	$3,462
Assuming No Redemption	$319	$974	$1,653	$3,462
Institutional Class	$219	$676	$1,159	$2,489

Pro Forma Combined Forward Select Income Fund
Class A	$805	$1,283	$1,786	$3,160
Class B3
Assuming Redemption	$819	$1,274	$1,853	$3,290
Assuming No Redemption	$319	$974	$1,653	$3,290
Class C4
Assuming Redemption	$419	$974	$1,653	$3,462
Assuming No Redemption	$319	$974	$1,653	$3,462
Institutional Class	$219	$676	$1,159	$2,489

[1]	The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years.
[2]	The example for the Class C shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year.
[3]

The example for the Class B shares reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class B shares within less than seven years. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

[4]

The example for Class C reflects the contingent deferred sales charge (“CDSC”) that would apply for redemptions of Class C shares within one year. For more information regarding the CDSC, please see “Purchasing Shares” in Exhibit C.

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Investment Advisory Fee For The Kensington Strategic Realty Fund

The Kensington Strategic Realty Fund pays Kensington Investment Group, Inc. (the “Adviser”) a monthly advisory fee with two components, a base component and a performance-based component, so that if the Fund’s performance is greater than that of the Fund’s benchmark index, the FTSE NAREIT Composite Index, the Adviser earns more, and if it is less than that of the index, the Adviser earns less. The first component of the Fund’s advisory fee is a “base fee,” paid monthly, equal to a monthly rate based on an annual percentage rate of 1.50% of daily net assets averaged over the most recent month. The second component is a performance adjustment that either increases or decreases the base fee, depending on how the Fund performed (calculated on Class A shares) relative to its benchmark over a rolling 12-month period (the performance period). The performance adjustment is calculated on the Fund’s daily net assets averaged over the performance period. The total advisory fee is accrued daily and paid monthly and is prorated in any month for which this arrangement is not in effect for the entire month.

When the Fund’s investment performance matches the investment record of the benchmark over the performance period, the Adviser receives only the base fee. On average, each month, if the Fund’s performance exceeds the investment record of the benchmark over the performance period, the performance adjustment will amount to  1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place) applied to the Fund’s daily net assets averaged over the performance period. The performance adjustment reaches a maximum positive average monthly adjustment of  1 /12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund outperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The Fund would then pay the maximum fee, that would correspond to a monthly management fee of  1/12th of 2.50% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period. (As the base fee and the performance adjustment are accrued daily (and not monthly), actual rates vary monthly based upon the number of days in a particular month, but, on a monthly basis, are equal, on average, to  1/12th of an annual rate.)

Similarly, on average each month, if the investment performance of the Fund trails the investment record of the benchmark over the performance period, the negative performance adjustment will amount to  1/12th of 15% of the difference between the performance of the Fund and the investment record of the benchmark (rounded to the third decimal place) applied to the Fund’s daily net assets averaged over the performance period. The performance adjustment reaches a maximum negative average monthly adjustment of  1/12th of 1.00% of the Fund’s daily net assets averaged over the performance period if the Fund underperforms the investment record of the benchmark by 6.667 percentage points or more over the performance period. The Fund would then pay the minimum fee, that would correspond to a monthly management fee of  1/12th of 0.50% of average daily net assets if the Fund’s average daily net assets remain constant over the performance period.

The table below includes examples showing the total management fees, expressed as a percentage of the Fund’s annual average daily net assets, that would be paid by the Fund at different levels of fund investment performance against the investment record of the FTSE NAREIT Composite Index. As previously explained, the base fee is calculated on the basis of the Fund’s net assets averaged over the most recent month, and the adjustment to the base fee (also called “performance adjustment”) is calculated on the Fund’s net assets averaged over the rolling performance period. By virtue

30

of using a “rolling” performance period and calculating the base fee and the performance adjustments on different asset bases, the actual advisory fees paid by the Fund to the Adviser generally will differ from the maximum or minimum annual fee rates shown below. The actual management fees paid by the Fund may be higher or lower depending on whether the net assets of the Fund increase or decrease. (For illustration purposes, the table assumes that the average daily net assets of the Fund remain constant over the performance period.)

Percentage Point Difference Between Fund Investment Performance and Benchmark Investment Record*	Adjustment to Base Fee (On an Annualized Basis)	Total Management Fee (Annualized)
+6.667 and up	+1.00%	2.50%
+6	+.90%	2.40%
+5	+.75%	2.25%
+4	+.60%	2.10%
+3	+.45%	1.90%
+2	+.30%	1.80%
+1	+.15	1.60%
0	0	1.50	% (i.e., Base Fee)
-1	-.15%	1.30%
-2	-.30%	1.20%
-3	-.45%	1.10%
-4	-.60%	.90%
-5	-.75%	.70%
-6	-.90%	.60%
-6.667 and down	-1.00%	.50%

*

Measured over the performance period, which is a rolling 12-month period ending with the most recent calendar month (i.e., the current month for which the fee is being calculated). Additional information about how the performance of the Fund and the benchmark index are calculated is available in the Fund’s Statement of Additional Information dated May 1, 2008.

Since the adjustment to the base fee is based on the comparative performance of the Fund against the benchmark, the controlling factor is not whether the performance of the Fund is up or down, but whether it exceeds or lags the record of the benchmark index. Accordingly, it is possible that the Fund pay the maximum advisory fee even though the Fund had overall negative investment performance during the performance period if the Fund’s performance significantly exceeds the performance of the benchmark. In addition, the relative performance of the Fund against the benchmark is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

The management fee is prorated for any month for which the advisory arrangement is not in effect for the entire month.

For the fiscal year ended December 31, 2008, the advisory fee payable to the Adviser from the Kensington Strategic Realty Fund was 0.12% of the Fund’s average daily net assets. If the Reorganization is approved, the investment advisory fee payable to Forward Management by the Forward Strategic Realty Fund will be 1.00% of the Fund’s average daily net assets and it will no longer be subject to a performance adjustment.

Relative Performance

The following table shows the average annual total returns for Class Y shares of the Kensington Real Estate Securities Fund and Investor Class shares (a class not offered by this Proxy Statement/Prospectus) of the Forward Real Estate Fund and their respective comparative indexes. An investor cannot invest directly in an index. Total return is calculated assuming reinvestment of all dividends and distributions. The returns for Class A, Class B, Class C and Institutional Class Shares will differ from the returns for Class Y Shares / Investor Class Shares because of differences in expenses of each class.

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Calendar Year Ended	Kensington Real Estate Securities Fund	MSCI US REIT Index[1]	Forward Real Estate Fund	FTSE NAREIT Equity REITs Index[2]	S&P 500 Index[3]
2000	N/A	N/A	29.21%	26.35%	-9.10%
2001	N/A	N/A	11.31%	13.93%	-11.89%
2002	N/A	N/A	3.56%	3.82%	-22.10%
2003	35.22%	36.74%	28.53%	37.13%	28.69%
2004	30.04%	31.49%	28.77%	31.58%	10.87%
2005	12.59%	12.13%	11.01%	12.16%	4.91%
2006	35.59%	35.92%	31.24%	35.06%	15.79%
2007	-15.87%	-16.73%	-15.30%	-15.69%	5.49%
2008	-44.42%	-37.97%	-39.88%	-37.73%	-37.00%

[1]

The MSCI US REIT Index is a capitalization-weighted index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. The index does not reflect the deduction of expenses or taxes associated with a mutual fund.

[2]

The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. The Index does not reflect the deduction of expenses or taxes associated with a mutual fund.

[3]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The index does not reflect the deduction of expenses or taxes associated with a mutual fund.

There is no performance information for the Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund as they are not yet operational.

COMPARISON OF SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

A summary of the sales load, distribution and shareholder arrangements for the share classes involved in the Reorganizations is set forth in the table below. A more detailed description of each share class follows the table. More complete information regarding the Kensington Funds may be found in Funds’ prospectus dated May 1, 2008. More complete information regarding the Forward Funds may be found in Exhibit C to this Proxy Statement / Prospectus.

CLASS A

	Kensington Funds	Forward Funds
Sales Charge (load)	Front-end sales charge; reduced sales charges available	Front-end sales charge; reduced sales charges available
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to .25% of Fund’s total assets applicable to Class A shares.	Subject to annual distribution and shareholder servicing fees of up to .55% of Fund’s total assets applicable to Class A shares.[1]

[1]

The Forward Funds’ have adopted a Distribution Plan pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares may be used to pay distribution expenses. The Funds have also adopted a Shareholder Services Plan pursuant to which up to 0.20% of a Fund’s average net assets attributable to Class A shares may be used to pay shareholder servicing fees.

32

	Kensington Funds	Forward Funds
Fund Expenses	Lower annual expenses than Class B and Class C shares.	Lower annual expenses than Class B and Class C shares.

Class A shares of each Kensington Fund are sold at their public offering price. This price includes the initial sales charge. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions. The current sales charge rates for Class A shares of each Fund are as follows:

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment	Dealer Concession
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $750,000	2.50%	2.56%	2.25%
$750,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and above*	0.00%	0.00%	0.00%

*

In the case of accounts with an aggregate value of $1 million or more, where no sales charge applies, a deferred sales charge of 1.00% may be assessed on shares redeemed within 12 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

For all Forward Funds the maximum sales charge on the purchase of Class A shares is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price)
Dollar Amount Invested	Offering Price	NAV
Less than $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999.99	5.00%	5.26%	4.25%
$50,000 to $99,999.99	4.50%	4.71%	3.75%
$100,000 to $249,999.99	3.50%	3.63%	2.75%
$250,000 to $499,999.99	2.50%	2.56%	2.00%
$500,000 to $749,999.99	2.00%	2.04%	1.60%
$750,000 to $999,999.99	1.50%	1.52%	1.20%
$1,000,000 & Above	0.00%	0.00%	up to 0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to 0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. A Fund will use the first-in, first-out (“FIFO”) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2009 would be subject to the CDSC if they were redeemed on or prior to June 1, 2011. On or after June 2, 2011, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

33

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” at Exhibit C (Shareholder Information).

CLASS B

	Kensington Funds	Forward Funds
Sales Charge (load)	No front-end sales charge; deferred charge may apply.	No front-end sales charge; deferred charge may apply.
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 1.00% of Fund’s total assets applicable to Class B shares.	Subject to annual distribution and shareholder servicing fees of up to 1.00% of Fund’s total assets applicable to Class B shares.
Fund Expenses	Higher annual expenses than Class A shares.	Higher annual expenses than Class A shares.

The Kensington Funds’ Class B shares are sold at NAV, without any upfront sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B shares before the 6th anniversary of their purchase, you will have to pay a contingent deferred sales charge (“CDSC”) at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions. Orders for the purchase of Class B shares in single amounts in excess of $75,000 will generally not be accepted. In addition, total purchases of Class B shares in the aggregate in excess of $150,000 will generally not be allowed. Orders for purchases of Class B shares in excess of either of the above amounts may be declined.

Contingent Deferred Sales Charge

Years Since Purchase	CDSC
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
7	0.00%

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically, shares held for the longest time).

Conversion Feature— Class B Shares

Class B shares automatically convert to Class A shares of a Fund after 8 years on the 3rd business day of the month in which they were originally purchased.

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

You will not pay any sales charge or fees when your shares convert, nor will the transaction give rise to any taxable event.

With respect to the Forward Funds, there is no sales charge on the purchase of Class B shares. The offering price is the net asset value per share. However, if you sell your Class B shares before the 6th anniversary of their purchase, you

34

will have to pay a CDSC at the time of redemption. The CDSC will be based upon the lower of the net asset value at the time of purchase or the net asset value at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions. Orders for the purchase of Class B shares in single amounts in excess of $75,000 will generally not be accepted. In addition, total purchases of Class B shares in the aggregate in excess of $150,000 will generally not be allowed. Orders for purchases of Class B shares in excess of either of the above amounts may be declined.

The CDSC is imposed according to the following schedule:

Years Since Purchase	CDSC
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
7	0.00%

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically, shares held for the longest time).

CLASS C

	Kensington Funds	Forward Funds
Sales Charge (load)	No front-end sales charge or deferred charge applies.	No front-end sales charge or deferred charge applies
Distribution and Service (12b-1) Fee	Subject to annual distribution and shareholder servicing fees of up to 1.00% of Fund’s total assets applicable to Class B shares.	Subject to annual distribution and shareholder servicing fees of up to 1.00% of Fund’s total assets applicable to Class C shares.*
Fund Expenses	Higher annual expenses than Class A shares.	Higher annual expenses than Class A shares.

*

The Forward Funds have adopted a Distribution Plan pursuant to which up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses. The Funds have also adopted a Shareholder Services Plan pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to Class C shares may be used to pay shareholder servicing fees.

The Kensington Funds’ Class C shares are sold at NAV, with no sales charge. Therefore, the entire amount of your purchase price is invested in Class C shares. A CDSC of 1.00% is applied to redemptions of Class C shares within one year of the date of purchase. Class C shares have no conversion feature.

With respect to the Forward Funds, there is no sales charge on the purchase of Class C shares. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Funds because the distribution and service fee for the Class C shares is higher than the distribution and service fee for the Class A shares.

The Funds’ Distributor pays 1.00% of the amount invested to financial intermediaries who sell Class C shares of the Funds. Investors purchasing Class C shares pay a CDSC of 1.00% if such shares are held for less than two years. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the Funds’ Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

35

The Funds will use the first-in, first-out (FIFO) method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than two years, using the anniversary date of a transaction to determine the “two year” mark. As an example, shares purchased on December 1, 2009 would be subject to the CDSC if they were redeemed on or prior to December 1, 2011. On or after December 2, 2011, they would not be subject to the CDSC.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” at Exhibit C (Shareholder Information).

CLASS Y / Institutional Class

	Kensington Funds	Forward Funds
Sales Charge (load)	No front-end sales charge; deferred charge may apply.	No front-end sales charge; deferred charge may apply.

Distribution and Service (12b-1) Fee	No distribution and service (12b-1) fee	Subject to annual distribution and shareholder servicing fees of up to 0.05% of Fund’s total assets applicable to Class C shares.*

Fund Expenses	Lower annual expenses than Class A, Class B and Class C shares.	Lower annual expenses than Class A, Class B and Class C shares.

*

The Forward Funds have adopted a Shareholder Services Plan pursuant to which up to 0.05% of the Fund’s average daily net assets attributable to the Institutional Class may be used to pay shareholder servicing fees.

The Kensington Funds’ Class Y shares are sold at NAV, with no sales charge. Therefore, the entire amount of your purchase price is invested in Class Y shares. No CDSC is applied to redemptions of Class Y shares. Class Y shares have no conversion feature.

Likewise, the Forward Funds’ Institutional class shares are sold at NAV, with no sales charge. Therefore, the entire amount of your purchase price is invested in Institutional Class shares. No CDSC is applied to redemptions of Institutional Class.

COMPARISON OF PURCHASE, REDEMPTION AND EXCHANGE POLICIES AND PROCEDURES

The following tables compare the purchase, redemption and exchange policies and procedures of the Kensington Funds and the Forward Funds. More complete information regarding the Kensington Funds may be found in the Funds’ prospectus dated May 1, 2008. More complete information regarding the Forward Funds may be found in Exhibit C (Shareholder Information).

Class A, B and C Shares

	Kensington Funds	Forward Funds
Minimum Initial Investment

•     Regular (non-retirement) $2,000

•     Retirement and Custodial Accounts $2,000

•     The minimum may also be met through setting up an Automatic Investment Plan feature to your account. A new account can be opened with a minimum investment of $1,000 if the Automatic Investment Plan feature is established at the time the account is opened.

• $2,000 for accounts enrolled in eDelivery • $2,000 for Coverdell Education Savings accounts • $500 for Automatic Investment Plan accounts • $4,000 for all other accounts

36

Additional Investment Amount	All Accounts: $25	All Accounts: $100 or more

Purchases

•     Investors may purchase the Funds through the Distributor or through an intermediary, such as an investment representative or a broker dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.

•     All purchases must be in U.S. dollars and drawn on domestic banks. The Funds will not accept payment in cash, money orders, including cashier’s check, unless the cashier’s check is in excess of $10,000.

•     By regular mail, overnight service, wire transfer.

•     Subsequent purchases by telephone.

•     Automatic Investment Plan.

•     Investors can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor.

•     To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to Forward Funds).

•     Subsequent purchases through your financial intermediary or the Funds directly.

•     Automatic Investment Plan.

Redemptions

•     Shareholders may sell your shares at any time, but no redemption request will become effective until all documents have been received in proper form by the transfer agent.

•     By telephone, mail, wire transfer and Automatic Withdrawal Plan.

•     Shareholders may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agent, and subject to any applicable redemption fee.

•     By telephone, mail, wire transfer and systematic withdrawal.

Redemption Fee

•     The Funds charge a redemption fee of 1.00% of the total redemption amount if you sell your shares within 75 days of purchase, subject to certain exceptions and limitations. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

• None

Exchanges	• Shareholders can exchange your shares in one Kensington Fund for shares of the same class of another Kensington mutual fund, usually without incurring a CDSC or paying additional sales charges.	• Shareholders can exchange Class A and Class C shares of any Forward Fund for Class A or Class C shares of any other Forward Fund, or with a money market fund.

Transfer Agent	U.S. Bancorp Fund Services, LLC	ALPS Fund Services, Inc.

37

CLASS Y / Institutional Class

	Kensington Funds	Forward Funds
Minimum Initial Investment	• Regular (non-retirement) $30,000 • Retirement and Custodial Accounts $30,000

•     Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of the Funds may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

•     A Fund may waive or reduce the minimum investment requirement for Institutional Class shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates, and shares purchased by retirement plans that have $250,000 or more in plan assets.

Additional Investment Amount	All Accounts: $25	All Accounts: $100 or more

Purchases

•     Investors may purchase the Funds through the Distributor or through an intermediary, such as an investment representative or a broker dealer, who may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares.

•     All purchases must be in U.S. dollars and drawn on domestic banks. The Funds will not accept payment in cash, money orders, including cashier’s check, unless the cashier’s check is in excess of $10,000.

•     By regular mail, overnight service, wire transfer.

•     Subsequent purchases by telephone.

•     Automatic Investment Plan.

•     Investors can open an account and make an initial purchase of shares of the Funds directly from the Funds or through a financial intermediary that has established an agreement with the Funds’ Distributor.

•     To open an account and make an initial purchase directly with the Funds, you can mail a check or other negotiable bank draft (payable to Forward Funds).

•     Subsequent purchases shares through the internet.

•     Automatic Investment Plan.

Redemptions

•     Shareholders may sell your shares at any time, but no redemption request will become effective until all documents have been received in proper form by the transfer agent.

•     By telephone, mail, wire transfer and Automatic Withdrawal Plan.

•     Shareholders may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agent, and subject to any applicable redemption fee.

•     By telephone, mail, wire transfer and systematic withdrawal.

Redemption Fee

•     The Funds charge a redemption fee of 1.00% of the total redemption amount if you sell your shares within 75 days of purchase, subject to certain exceptions and limitations. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale.

• None

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Exchanges	• Shareholders can exchange your shares in one Kensington Fund for shares of the same class of another Kensington mutual fund, usually without incurring a CDSC or paying additional sales charges.	• Shareholders can exchange Institutional class shares of any Forward Fund for Institutional class shares of any other Forward Fund, or with a money market fund.

Transfer Agent	U.S. Bancorp Fund Services, LLC	ALPS Fund Services, Inc.

COMPARISON OF PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following summarizes and compares the principal risks of investing in the Funds. The fact that a risk is not listed as a principal risk does not necessarily mean that shareholders of that Fund are not subject to that risk. You may lose money on your investment in any Fund. The value of each Fund’s shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in a Fund, investment strategies, portfolio management, and other factors affect the volatility of each Fund’s shares.

Kensington Real Estate Securities Fund and

Forward Real Estate Fund

Because of the similarities between the investment objectives and strategies of the Funds, many of the risks of investing in the Kensington Real Estate Securities Fund are similar to the risks of investing in the Forward Real Estate Fund.

Real Estate Securities and REIT Risks: Each Fund is subject to real estate securities and REIT risks. Because the Funds concentrate their investments on opportunities in the real estate industry, the Funds have certain risks associated with investments in entities focused on real estate activities. The organizational documents of a REIT may give the trust’s sponsors the ability to control the operation of the real estate investment trust even though another person or entity could own a majority of the interests of the trust. These trusts may also contain provisions which would delay or make a change in control of the real estate investment trust difficult. In addition, the performance of these types of investments can be affected by changes in the tax laws or failure to qualify for tax-free pass-through of income as well as events affecting the value of real estate. The Fund is also subject to the risks associated with direct ownership of real estate. Real estate values can fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants and increases in interest rates. The value of equities that service the real estate business sector may also be affected by such risks.

Common Stocks: Each Fund is subject to common stock risk. The Funds invest in the equity securities of companies, which exposes the Funds and their shareholders to the risks associated with investing in common stock. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability and the general risk that domestic and global economies may go through periods of decline and cyclical change. Many factors affect an individual company’s performance, such as the strength of its management or the demand for its product or services.

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Each Fund is also subject to market risk. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which a Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in a Fund’s portfolio, national and international economic and political conditions and general market conditions and market psychology.

Debt Securities: Each Fund is subject to debt securities risk. Debt securities in which a Fund may invest are subject to several types of investment risk. They may have market or interest rate risk, which means their value will be affected by fluctuations in the prevailing interest rates. Bonds are subject to the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund’s investments in bonds. Investments in these types of securities pose the risk that the sub-adviser’s forecast of the direction of interest rates might be incorrect. Usually, the longer the remaining maturity of a debt security is, the greater the effect interest rate changes have on its market value.

There may be credit risk, which is a risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity. The credit quality of a bond or fixed-income holding could deteriorate as a result of a bankruptcy or extended losses. There is no guarantee that the U.S. government will support certain Federal agency or government-sponsored entity securities and, accordingly, these securities involve a risk of non-payment of principal and interest.

Call or income risk exists with corporate bonds during periods of falling interest rates because of the possibility that securities with high interest rates will be prepaid or “called” by the issuer before they mature. A Fund would have to reinvest the proceeds at a possibly lower interest rate. A Fund may also be subject to event risk, which is the possibility that corporate debt securities held by the Fund may suffer a substantial decline in credit quality and market value if the issuer restructures.

Non-Diversification: Each Fund is subject to non-diversification risk. The Funds are non-diversified funds, which means they are subject to relaxed limits on the percentage of their assets that may be invested in the securities of a single issuer. The Funds must, however, comply with tax diversification regulations, which require them to be diversified at each quarter end with respect to at least half of its assets. As a “non-diversified” mutual fund, a Fund has the ability to invest a larger percentage of its assets in the stock of a smaller number of companies than a “diversified” fund. Because the appreciation or depreciation of a single portfolio security may have a greater impact on the net asset value of a Fund, the net asset value per share of a Fund can be expected to fluctuate more than that of a comparable diversified fund.

Distinct Risks and Investment Restrictions of the Funds

Small Capitalization Stocks: The Forward Real Estate Fund is subject small capitalization stock risk. Smaller companies may offer greater investment value than larger companies, but they present greater investment risks than investing in the securities of larger companies. These risks include greater price volatility, greater sensitivity to changing economic conditions and less liquidity than the securities of larger, more mature companies. Smaller companies can also have limited product lines, markets or financial resources and may not have sufficient management strength.

Securities Lending Risk: The Kensington Real Estate Securities Fund is subject to securities lending risk. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Borrowing: The Kensington Real Estate Securities Fund is subject to borrowing risk. The Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Restricted and Illiquid Securities Risk: The Kensington Real Estate Securities Fund is subject to restricted and illiquid securities risk. If a security is illiquid, the Fund may not be able to sell the security at a time when the investment adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further,

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the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Kensington Strategic Realty Fund and

Forward Strategic Realty Fund

Because of the similarities between the investment objectives and strategies of the Kensington Strategic Realty Fund and Forward Strategic Realty Fund, the risks of investing in Kensington Strategic Realty Fund are the same as the risks of investing in Forward Strategic Realty Fund.

Real Estate Securities and REIT Risks: A Fund’s real estate security investments expose it to the risks of the commercial real estate market. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions such as overbuilding, employment conditions, operating costs and factors affecting particular neighborhoods. Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes, rent restrictions, and infrastructure maintenance. The value of REIT securities can, additionally, be affected by changes in tax law for REITs, or failure of a particular REIT to qualify for favorable tax treatment.

Equity Risk: Each Fund is subject to equity risk. The value of the equity securities held by a Fund, and thus of the Fund’s shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

Market Risk: Each Fund is also subject to market risk. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which a Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in a Fund’s portfolio, national and international economic and political conditions and general market conditions and market psychology.

Interest Rate Risk: Each Fund is subject to interest rate risk. In addition to the sensitivity of real estate-related securities to changes in interest rates, the value of a Fund’s investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: Each Fund is subject to credit risk. The value of a Fund’s debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Hedging Risks: Each Fund is subject to hedging risks. A Fund’s hedging activities, although they are designed to help offset negative movements in the markets for a Fund’s investments, will not always be successful. Moreover, they can also cause a Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that a Fund’s investment adviser does not expect or if a Fund cannot close out its position in a hedging instrument.

Securities Lending Risk: Each Fund is subject to securities lending risk. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

Borrowing: Each Fund is subject to borrowing risk. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

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Restricted and Illiquid Securities Risk: Each Fund is subject to restricted and illiquid securities risk. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Foreign Investment Risk: Each Fund is subject to foreign investment risk. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Also, certain investments in foreign securities also may be subject to foreign withholding taxes.

Political Risk: The value of the Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries.

Overseas Exchanges Risk: The Fund may engage in transactions on a number of overseas stock exchanges. It is possible that market practices relating to clearance and settlement of securities transactions and custody of assets can pose increased risk to the Fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s net asset value per share).

The Fund may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Foreign Currency Risk: Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Furthermore, insofar as the Fund invests in emerging markets, there is a higher risk of currency depreciation. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

Currency Hedging Risk: The Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

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As a result of these potential foreign investment risks, the investment adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the investment adviser, have had no or limited prior experience.

Distinct Risks and Investment Restrictions of the Funds

There are no distinct risks and investment restrictions between the Funds.

Kensington International Real Estate Fund, Kensington Global Real Estate Fund and

Forward International Real Estate Fund

Because of the similarities between the investment objectives and strategies of the Kensington Global Real Estate Fund and the Forward International Real Estate Fund, many of the risks of investing in the Kensington Global Real Estate Fund are similar to the risks of investing in the Forward International Real Estate Fund. Because of the investment objectives and strategies of the Kensington International Real Estate Fund and the Forward International Real Estate Fund are identical, the risks of investing in Kensington International Real Estate Fund are the same as the risks of investing in Forward International Real Estate Fund.

General Risks: Each Fund is subject to general risks. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The Funds may borrow amounts up to one-third of the value of its assets and may use borrowed funds to purchase securities for the Funds. This practice, known as “leveraging,” will increase returns to the Funds if the additional securities purchased increase in value more than the interests and other costs of borrowing. If the additional securities lose value, however, the loss to the Funds will be greater than if borrowed funds had not been used to make the purchase. Thus, leveraging is considered to increase risk.

The Funds may loan certain securities in its portfolio. The loan will be fully collateralized and marked-to-market throughout the period of the loan. The Funds may experience delays in getting the securities returned and may not receive mark-to market payments if the borrower enters bankruptcy or has other financial problems. Short sales can cause a loss to the Funds if the price of the security sold short increases between the date of the short sale and the date on which the Funds must settle the transaction.

Restricted securities are not registered for public sale and thus cannot easily be disposed of by the Funds, particularly at a desirable price. Because they are not publicly traded, they may also be difficult to price accurately.

Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security’s duration, the more sensitive it is to this risk. The issuers of a debt security may default or otherwise be unable to honor a financial obligation. The values of the convertible securities in which the Funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

Non Diversification Risk: Each Fund is subject to non-diversification risk. As a non-diversified investment company, each Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, a Fund may be subject to a great risk of loss than a fund that has a diversified portfolio.

Inability to Sell Securities Risk: Each Fund is subject to inability to sell securities risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

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Equity Risk: Each Fund is subject to equity risk. The value of the equity securities held by the Funds, and thus of the Funds’ shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

Market Risk: Each Fund is subject to market risk. The Funds’ portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Funds have invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in the Funds’ portfolio, national and international economic and political conditions and general market conditions and market psychology.

Interest Rate Risk: Each Fund is subject to interest rate risk. In addition to the sensitivity of real estate-related securities to changes in interest rates, the value of the Funds’ investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: Each Fund is subject to credit risk. The value of the Funds’ debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Hedging Risks: Each Fund is subject to hedging risks. The Funds’ hedging activities, although they are designed to help offset negative movements in the markets for the Funds’ investments, will not always be successful. Moreover, they can also cause the Funds to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that the Funds’ investment adviser does not expect or if the Funds cannot close out its position in a hedging instrument.

Securities Lending Risk: Each Fund is subject to securities lending risk. There is the risk that when lending portfolio securities, the securities may not be available to the Funds on a timely basis and the Funds may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Funds.

Borrowing: Each Fund is subject to borrowing risk. The Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Funds, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Funds might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Restricted and Illiquid Securities Risk: Each Fund is subject to restricted and illiquid securities risk. If a security is illiquid, the Funds may not be able to sell the security at a time when the investment adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Risks of Investing in Foreign Securities: Each Fund is subject to the risks of investing in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Also, certain investments in foreign securities also may be subject to foreign withholding taxes.

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Political Risk: The value of a Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries.

Overseas Exchanges Risk: The Funds will engage in transactions on a number of overseas stock exchanges. It is possible that market practices relating clearance and settlement of securities transactions and custody of assets can pose increased risk to the fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of the Fund’s net asset value per share).

The Funds may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Foreign Currency Risk: Although the Funds will report their net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Furthermore, insofar as a Fund invests in emerging markets, there is a higher risk of currency depreciation. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

Currency Hedging Risk: The Funds may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

As a result of these potential risks, the investment adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The Fund may invest in countries in which foreign investors, including the investment adviser, have had no or limited prior experience.

Distinct Risks and Investment Restrictions of the Funds

There are no distinct risks and investment restrictions between the Funds.

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Kensington Global Infrastructure Fund and

Forward Global Infrastructure Fund

Because of the similarities between the investment objectives and strategies of the Kensington Global Infrastructure Fund and Forward Global Infrastructure Fund, the risks of investing in Kensington Global Infrastructure Fund are the same as the risks of investing in Forward Global Infrastructure Fund.

Infrastructure-Related Investment Risk: Each Fund is subject to infrastructure-related investment risk. Because the Funds concentrate their investments in infrastructure-related entities, the Funds have greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

General Risks: Each Fund is subject to general risks. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Debt securities are particularly vulnerable to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security’s duration, the more sensitive it is to this risk. The issuers of a debt security may default or otherwise be unable to honor a financial obligation.

The values of the convertible securities in which the Funds may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to a Fund.

Non Diversification Risk: Each Fund is subject to non-diversification risk. As a non-diversified investment company, a Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, a Fund may be subject to a great risk of loss than a fund that has a diversified portfolio.

Hedging Risk: Each Fund is subject to hedging risk. A Fund’s hedging activities, although they are designed to help offset negative movements in the markets for the Fund’s investments, will not always be successful. Moreover, they can also cause the Fund to lose money or fail to get the benefit of the gain. Among other things, these negative effects can occur if the market moves in a direction that a Fund’s investment adviser does not expect or if the Fund cannot close out its position in a hedging instrument.

Inability to Sell Securities Risk: Each Fund is subject to inability to sell securities risk. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized non-U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Equity Risk: Each Fund is subject to equity risk. The value of the equity securities held by the Funds, and thus of the Funds’ shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

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Market Risk: Each Fund is subject to market risk. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which the Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in a Fund’s portfolio, national and international economic and political conditions and general market conditions and market psychology.

Interest Rate Risk: Each Fund is subject to interest rate risk. The value of a Fund’s investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Credit Risk: The value of the Fund’s debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Risks of Investing in Foreign Securities: Each Fund is subject to risks of investing in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, possible security illiquidity, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. Also, certain investments in foreign securities also may be subject to foreign withholding taxes.

Political Risk: The value of a Fund’s foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries. Investments in foreign securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability, and diplomatic developments that could affect investments in those countries.

Overseas Exchanges Risk: The Funds will engage in transactions on a number of overseas stock exchanges. It is possible that market practices relating clearance and settlement of securities transactions and custody of assets can pose increased risk to the fund and may involve delays in obtaining accurate information on the value of securities (which may, as a result affect the calculation of a Fund’s net asset value per share).

A Fund may engage in transactions in the stock markets of emerging market countries. Emerging market country stock markets, in general, are less liquid, smaller and less regulated than many of the developed country stock markets. Purchases and sales of investments may take longer than would otherwise be expected on developed stock markets and transactions may need to be conducted at unfavorable prices.

Foreign Currency Risk: Although a Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when a Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Furthermore, insofar as a Fund invests in emerging markets, there is a higher risk of currency depreciation. Historically, most emerging market country currencies have experienced significant depreciation against the U.S. dollar. Some emerging market country currencies may continue to fall in value against the U.S. dollar.

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Currency Hedging Risk: A Fund may engage in various investments that are designed to hedge the Fund’s foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

As a result of these potential risks, the investment adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the investment adviser, have had no or limited prior experience.

Distinct Risks and Investment Restrictions of the Funds

There are no distinct risks and investment restrictions between the Funds.

Kensington Select Income Fund and Forward Select Income Fund

Because of the similarities between the investment objectives and strategies of the Kensington Select Income Fund and Forward Select Income Fund, the risks of investing in Kensington Select Income Fund are the same as the risks of investing in Forward Select Income Fund.

Real Estate Securities and REIT Risks: Each Fund is subject to real estate securities and REIT risks. A Fund’s real estate security investments expose it to the risks of the commercial real estate market. Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions such as overbuilding, employment conditions, operating costs and factors affecting particular neighborhoods. Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes, rent restrictions, and infrastructure maintenance. The value of REIT securities can, additionally, be affected by changes in tax law for REITs, or failure of a particular REIT to qualify for favorable tax treatment.

Non Diversification Risk: Each Fund is subject to non-diversification risk. As a non-diversified investment company, a Fund may invest in fewer individual companies than a diversified investment company. Because a non-diversified portfolio is more likely to experience large market price fluctuations, a Fund may be subject to a great risk of loss than a fund that has a diversified portfolio.

Credit Risk: Each Fund is subject to credit risk. The value of a Fund’s debt instruments will generally decline if the credit rating of the issuer declines, while their value will be favorably affected by an increased credit rating. Also, an issuer whose credit rating has declined may be unable to make payments of principal and/or interest.

Interest Rate Risk: Each Fund is subject to interest rate risk. In addition to the sensitivity of real estate-related securities to changes in interest rates, the value of a Fund’s investments in debt instruments will tend to fall if current interest rates increase and to rise if current interest rates decline.

Market Risk: Each Fund is subject to mark risk. A Fund’s portfolio securities can be affected by events that affect the securities markets generally or particular segments of the market in which a Fund has invested. Factors that are part of market risk include interest rate fluctuations, quality of instruments in a Fund’s portfolio, national and international economic and political conditions and general market conditions and market psychology.

Equity Risk: Each Fund is subject to equity risk. The value of the equity securities held by a Fund, and thus of the Fund’s shares, can fluctuate — at times dramatically. The prices of equity securities are affected by various factors, including market conditions, political and other events, and developments affecting the particular issuer or its industry or geographic sector.

Hedging Risks: Each Fund is subject to hedging risks. A Fund’s hedging activities, although they are designed to help offset negative movements in the markets for a Fund’s investments, will not always be successful. Moreover, they can cause a Fund to lose money or fail to get the benefit of a gain. Among other things, these negative effects can occur if the market moves in a direction that a Fund’s investment adviser does not expect or if a Fund cannot close out its position in a hedging instrument.

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Securities Lending Risk: Each Fund is subject to securities lending risk. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in a Fund.

Borrowing: Each Fund is subject to borrowing risk. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of the Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Restricted and Illiquid Securities Risk: Each Fund is subject to restricted and illiquid securities risk. If a security is illiquid, a Fund may not be able to sell the security at a time when the adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Distinct Risks and Investment Restrictions of the Funds

There are no distinct risks and investment restrictions between the Funds.

INFORMATION ABOUT THE REORGANIZATION

The Agreements and Plans of Reorganization

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreements and Plans of Reorganization. Significant provisions of the Agreements and Plans of Reorganization are summarized below; however, this summary is qualified in its entirety by reference to the form of Agreements and Plans of Reorganization attached to this Proxy Statement/Prospectus as Exhibit A.

The Agreements and Plans of Reorganization provides for: (i) the transfer, as of the Closing Date, of all of the assets of the Kensington Funds in exchange for shares of beneficial interest of the corresponding Forward Fund and the assumption by the Forward Fund of all of the Kensington Fund’s liabilities; and (ii) the distribution of shares of the Forward Funds to shareholders of the Kensington Funds, as provided for in the Agreements and Plans of Reorganization. The Kensington Funds will then be terminated and liquidated.

After the Reorganizations, each shareholder of a Kensington Fund will own shares of the corresponding Forward Fund having an aggregate value equal to the aggregate value of the shares in the Kensington Fund held by that shareholder as of the Closing Date. Shareholders of Class A, Class B, Class C and Class Y shares of a Kensington Fund will receive Class A, Class B, Class C and Institutional Class Shares, respectively, of the Forward Funds.3 In the interest of economy and convenience, shares of the Forward Funds will not be represented by physical certificates.

Until the Closing Date, shareholders of the Kensington Funds will continue to be able to redeem or exchange their shares.

The obligations of the Funds under the Agreements and Plans of Reorganization are subject to various conditions, including approval of the shareholders of each of the Kensington Funds. The Agreements and Plans of Reorganization also require that each of the Funds use its commercially reasonable best efforts to fulfill, or obtain the fulfillment of, the

[3]	In the event that less than $2 million will be represented by Class B shares in a Kensington Fund as of the date of the Reorganization, the Kensington Fund’s Class B shareholders will receive Class A shares rather than Class B shares.

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conditions precedent to effect the transactions contemplated by the Agreements and Plans of Reorganization. The Agreements and Plans of Reorganization may be terminated by mutual agreement of the parties or on certain other grounds. The consummation of one Reorganization between a Kensington Fund and a Forward Fund shall not be contingent on the approval by shareholders of another Kensington Fund. Please refer to Exhibit A to review the terms and conditions of the Agreements and Plans of Reorganization.

Reasons for the Reorganizations and Board Considerations

The proposed Reorganizations were presented to the Board of Trustees of the Trust for consideration at meetings held on January 22, 2009, February 9, 2009 and February 13, 2009. At these meetings, representatives of Kensington and Forward provided, and the Board reviewed, detailed information about the proposed Reorganizations. For the reasons discussed below, the Trustees, including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, determined that the Reorganizations are in the best interests of the Funds and their shareholders and voted to approve the Reorganizations and to present them to shareholders for approval.

Representatives of Kensington had informed the Board of Trustees of the Kensington Funds that they had determined that it would be advisable and in the best interests of the Kensington Funds and their shareholders for Kensington to seek a strategic business combination with a larger mutual fund organization, and, therefore, Kensington explained to the Board that, after review and evaluation of possible alternatives, Kensington was recommending a fund restructuring with another fund group. Following a review of various candidates by Kensington, and consideration of merger proposals from certain potential candidates, Kensington recommended that the Trustees approve the reorganization proposal of Forward Management. After reviewing and considering a number of factors relating to Forward Management and the Forward Funds, the Kensington Funds Trustees have determined that the reorganization of the Kensington Funds into the corresponding Forward Funds is in the best interests of the shareholders of each of the Kensington Funds.

The Board of Trustees of the Trust, in recommending the proposed Reorganizations, considered a number of factors in connection with this decision. Among the factors considered by the Board were: (1) the nature, extent and quality of the services provided by Kensington and Forward Management; (2) the terms of the proposed Reorganizations, including the anticipated tax-free nature of the transactions for the Funds and their shareholders; (3) the viability of the Funds absent approval of the Reorganizations, and alternatives to the Reorganizations including the potential for restructuring with different funds; (4) the potential for Forward Management to increase the size of the Funds due to the resources that Forward Management has devoted to the distribution of its mutual funds and the marketing relationships that it has established; (5) the operating expense ratios of the Funds and the willingness of Forward Management to maintain expense caps in place for the two-year period following the closing of the Reorganizations; (6) the plans to maintain the current portfolio managers for the Funds as portfolio managers following the closing of the Reorganizations and (7) the nature, extent and quality of the non-advisory services to be provided by various service providers to the Funds following the closing of the Reorganizations, including the fund administration, fund accounting, shareholder servicing, distribution, transfer agency and custody services.

The Board of Trustees of the Trust were also advised that Kensington intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as such term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the closing of the Reorganizations, at least 75% of the Trustees must be persons who are not “interested persons” of the predecessor or successor adviser. Kensington and Forward Management have indicated that they intend to take the necessary actions to comply with this 75% requirement with respect to the Trustees of the Funds for the three-year period following the closing of the Reorganizations. The second condition of Section 15(f) is that, for a period of two years following an acquisition of an investment adviser to mutual funds, there must not be imposed on the subject funds any “unfair burden” as a result of the acquisition or any express or implied terms, conditions or understandings related to it. An “unfair burden” would include any arrangement whereby an investment adviser, or any interested person of the investment adviser, would receive or be entitled to receive any compensation, directly or indirectly, from each Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of each subject fund (other than bona fide ordinary compensation as principal underwriter for the subject funds). In this regard, the Trustees were informed that

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Kensington and Forward Management have indicated that they intend to take the necessary actions to comply with this requirement of Section 15(f) and that, as a result, no special compensation arrangements are contemplated in connection with the Reorganizations.

THE TRUSTEES OF THE TRUST RECOMMEND THAT FUND SHAREHOLDERS APPROVE THE

PROPOSED REORGANIZATION TRANSACTIONS

Tax Considerations

The Reorganizations are intended to qualify for Federal income tax purposes as tax-free reorganizations under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither the Kensington Funds nor its shareholders, nor the Forward Funds nor its shareholders are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Agreements and Plans of Reorganization. As a condition to the Closing of the Reorganizations, Kensington Funds will receive an opinion from the law firm of Dechert LLP, counsel to the Trust and the Adviser, to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

Immediately prior to certain of the Reorganizations, each Kensington Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Funds’ investment company taxable income for taxable years ending on or prior to the Reorganizations (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganizations (after reduction for any available capital loss carry forward). Such dividends will be included in the taxable income of the Fund shareholders.

There may be limitation on the amount of any capital loss carryover that may be transferred from the Kensington Funds to the Forward Funds. This limitation could result in certain capital losses expiring before being used. However, there is no assurance that such losses would be used even in the absence of the Reorganizations. Any restrictions on the utilization of capital loss carryforwards will depend on the facts and circumstances at the time of the Closings of the Reorganizations.

You should consult your tax advisor regarding the effect, if any, of the Reorganizations in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganizations, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganizations.

Expenses of the Reorganization

Each of Kensington Investment Group, Inc. and Forward Management will share equally in the overall costs to be incurred in connection with the carrying out of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE FORWARD FUNDS

Investment Adviser

Forward Management, LLC (“Forward Management”) serves as investment adviser to each of the Forward Funds. Forward Management is a registered investment adviser that supervises the activities of each sub-adviser and has the authority to engage the services of different sub-advisers with the approval of the Trustees of each of the respective Funds and each Fund’s shareholders. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104.

Forward Management has the authority to manage the Forward Funds in accordance with the investment objectives, policies and restrictions of the Funds, subject to general supervision of the Trust’s Board of Trustees. Forward Management also provides the Funds with ongoing management supervision and policy direction. The Funds are its principal investment advisory clients.

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Forward Management uses rigorous criteria to select sub-advisers to manage the Funds’ assets. In choosing the sub-advisers, Forward Management considers a number of factors, including market trends, the sub-adviser’s investment style, its own outlook for a given market capitalization or investment style category, the sub-adviser’s performance in various market conditions, as well as the characteristics of the sub-adviser’s typical portfolio investments. These characteristics include capitalization size, growth and profitability measures, valuation ratios, economic sector weightings and earnings and price volatility statistics.

In addition to selecting the sub-advisers, Forward Management is responsible for monitoring and coordinating the overall management of the Funds. Forward Management reviews each Fund’s portfolio holdings and evaluates the on-going performance of the sub-advisers.

Portfolio Managers

Forward Real Estate Fund

Forward Management has engaged the services of Forward Uniplan Advisors, Inc. (“Uniplan”) as sub-adviser for the Forward Real Estate Fund. As of December 31, 2008, Richard Imperiale, President of Uniplan and portfolio manager of the Fund, owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan is located at 23909 W. Overson Road, Union Grove, Wisconsin 53182. Uniplan also provides investment advice to other mutual funds and individual and institutional clients with substantial investment portfolios. As of December 31, 2008, Uniplan and its affiliates managed and advised approximately $435 million in assets. Uniplan has been in the business of providing investment advisory services for over 17 years. Mr. Imperiale has been President of Uniplan since its inception in 1984. Mr. Imperiale holds a B.S. in finance from Marquette University Business School and has completed a postgraduate lecture series in corporate finance from the University of Chicago. Mr. Imperiale has managed the Forward Real Estate Fund since May 1999.

The Forward Real Estate Fund’s SAI is dated May 1, 2008, and provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund

Each Fund is team managed and all investment decisions are made jointly by the applicable team. The members of each Fund’s team are:

Jim O’Donnell, CFA. Mr. O’Donnell, is the Chief Administrative Officer of Forward Management and has held this position since July 2006. From September 2001 to October 2002 and from February 2004 to May 2006, Mr. O’Donnell was an Analyst with Meisenbach Capital, conducting fundamental and financial analysis for a hedge fund portfolio. Between November 2002 and February 2004, Mr. O’Donnell was a consultant with Rainmaker Alliance, consulting with venture capital and start-up firms on financial models, projections and business strategy. From April 1993 to August 2001, Mr. O’Donnell was a Portfolio Manager for Nicholas-Applegate Capital Management, responsible for stock selection and financial analysis for large cap, mid cap and small cap portfolios. Mr. O’Donnell is a Chartered Financial Analyst and holds an MBA.

Paul Gray will be joining Forward Management as a portfolio manager in connection with the Reorganizations. While at Kensington, Mr. Gray, served as Co-Chief Investment Officer and co-directed the Kensington’s research and investment management strategy process. Mr. Gray has been involved in the portfolio management of real estate securities since 1988. Mr. Gray was previously a partner and founder of Golden State Financial Services, a mortgage brokerage company. Prior to founding Golden State Financial Services, Mr. Gray worked for Liquidity Fund Investment Corporation as the Director of Research for the National Real Estate Index where he was instrumental in designing the methodology and systems used to track real estate values throughout the United States. Mr. Gray received a Bachelor of Science in Finance and Real Estate in 1988 from the Business School at the University of California at Berkeley.

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Joel Beam will be joining Forward Management as a portfolio manager in connection with the Reorganizations. While at Kensington, Mr. Beam served as a portfolio manager responsible for securities investment decisions on behalf of Kensington’s income-oriented portfolios. He joined Kensington in 1995 as a Senior Analyst and began managing portfolios in 1997. He was previously employed by Liquidity Financial Advisors, Inc. where he was responsible for valuation and pricing of real estate limited partnership and institutional commingled investment fund securities, as well as their underlying properties. Mr. Beam received his Bachelor of Arts with honors in 1994 from the University of California at Berkeley.

Michael McGowan will be joining Forward Management as a portfolio manager in connection with the Reorganizations. While at Kensington, Mr. McGowan was responsible for securities investment decisions on behalf of Kensington’s real estate portfolios. Mr. McGowan joined Kensington in 2005 as a Senior Analyst and began managing portfolios in 2007. Prior to joining Kensington, he was employed at RREEF as a Director of Economic and Market Research where he specialized in industrial and office property markets. Prior to joining RREEF in 1995, Mr. McGowan was Vice President and co-founder of The Valuations Group where he performed valuations on real estate limited partnerships. Mr. McGowan began his career at Liquidity Fund Investment Corporation and MacKenzie Patterson. At both firms, he was involved in the syndication of real properties and the analysis and the reorganization of real estate securities. Mr. McGowan received a Bachelor of Arts degree in Economics from the University of California, Berkeley in 1987.

Aaron Visse will be joining Forward Management as a portfolio manager in connection with the Reorganizations. While at Kensington, Mr. Visse was responsible for securities investment decisions on behalf of Kensington’s infrastructure portfolios until. He joined Kensington in 2002 as an Analyst and began managing portfolios in 2007. Mr. Visse oversees research efforts focused on global infrastructure companies and participates in global real estate securities analysis. Prior to joining Kensington, he was a Senior Research Analyst at Linsco/Private Ledger (LPL) Financial Services, where he followed REITs and financial services companies. Mr. Visse received a Bachelor of Science, Business Administration from the University of Colorado, Boulder, in 1994 and a Master of Science, Business Administration from San Diego State University in 1999. He is a Chartered Financial Analyst and a member of the CFA Institute and the CFA Society of San Francisco.

The SAI contains additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and ownership of securities in the Funds.

Hiring Sub-Advisers Without Shareholder Approval

Forward Management and the Forward Funds have received an exemptive order from the SEC that permits Forward Management, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisers or to materially amend existing sub-advisory agreements with non-affiliated sub-advisers for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of sub-adviser changes within 90 days after the effective date of such change.

Performance of the Forward Real Estate Fund

The following bar chart shows the annual total return of the Investor Class shares, which are not offered in this Proxy Statement / Prospectus, of the Fund for the years indicated, together with the best and worst quarters during those years. Returns of the Investor Class shares are shown because Class A, B, C and Institutional class shares were not offered during the periods shown. Investor Class shares would have similar annual returns because all Classes of shares are invested in the same portfolio of securities, although annual returns will differ to the extent the Classes do not have the same expenses.

The accompanying table gives an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one year, five years, ten years, as applicable and since inception compare with those of a broad measure of market performance. The returns assume reinvestment of dividends and distributions. Past performance of the Fund (before and after taxes) is not necessarily an indication of future performance.

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Best Quarter – December 31, 2004	15.22%
Worst Quarter – December 31, 2008	-38.32%

Average Annual Total Returns For the period ended December 31, 2008	1 Year	5 Years	Since Inception

Forward Real Estate Fund – Investor Class(1)
Return Before Taxes	-39.88%	-0.91%	5.41%
Return After Taxes on Distributions(2)(3)	-40.30%	-2.64%	3.71%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	-25.70%	-0.52%	4.40%
S&P 500 Index(4)	-36.99%	-2.20%	-2.31%
FTSE NAREIT Equity REITs Index(4)	-37.73%	0.91%	7.29%

(1)	The Fund began offering Investor Class shares on May 10, 1999.
(2)	After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	After-tax returns reflect subsequent recharacterizations of distributions for Federal income tax purposes based on available information for the tax years 2003, 2004, months of January through May and December 2005 and tax year 2006. Recharacterizations include reclassification of distributions allowed by Federal tax law and reported to shareholders as capital gains, qualified dividend income, returns of capital and Section 1250 distributions, where applicable.
(4)	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market value-weighted index and one of the most widely used benchmarks of U.S. stock performance. The FTSE NAREIT Equity REITs Index is representative of the tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market. Investors cannot invest directly in an index. The index figures do not reflect any deduction for fees, expenses or taxes.

Disclosure of Portfolio Holdings. A complete list of the Funds’ portfolio holdings is publicly available on a quarterly basis through applicable filings on Forms N-CSR and N-Q made with the SEC. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ Portfolio Securities is provided in the Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Financial Highlights

The fiscal year end of the Kensington Funds and the Forward Funds is December 31.

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The financial highlights of the Forward Real Estate Fund Investor Class Shares that are contained in Exhibit D, have been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm.

The financial highlights of the Kensington Funds for the five (5) years ended December 31, 2008 are contained in that Fund’s most recent annual report created December 31, 2008, and have been audited by Ernst & Young LLP, an independent registered public accounting firm, included in its report dated February 24, 2009.

Form of Organization

The Kensington Funds are non-diversified series of The Kensington Funds, an open-end management investment company organized as a Delaware statutory trust. The Kensington Funds is governed by a Board of Trustees consisting of 4 members.

The Forward Funds are non-diversified series of Forward Funds, an open-end management investment company organized as a Delaware statutory trust. Forward Funds is governed by a Board of Trustees consisting of 4 members.

The chart at Exhibit E provides additional information with respect to the similarities and differences in the forms of organization of the Funds.

Distributor and Administrator

Quasar Distributors, LLC is the Kensington Funds’ distributor and US Bancorp Fund Services, LLC is the Kensington Funds’ administrator. Their address is 615 East Michigan Street, Milwaukee, WI 53202.

ALPS Distributors, Inc. is the Forward Funds’ distributor and ALPS Fund Services, Inc. is the Forward Funds’ administrator. Their address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Dividends and Other Distributions

The Forward Real Estate Fund expects to declare and pay income dividends monthly and capital gains distributions annually, if available. The Forward Strategic Realty Fund and Forward Select Income Fund expects to declare and pay income dividends quarterly and capital gains distributions annually, if available. The Forward International Real Estate Fund and the Forward Global Infrastructure Fund expect to declare and pay income dividends semi-annually and capital gains distributions annually, if available.

Income dividends for the Kensington Real Estate Securities Fund, the Kensington Select Income Fund and Kensington Strategic Realty Fund are usually paid quarterly. Income dividends for the Kensington International Real Estate Fund, the Global Real Estate Fund and the Global Infrastructure Fund are usually paid semi-annually. Capital gains, if any, for the Kensington Funds are distributed at least annually.

Dividends and distributions of each Fund are automatically reinvested in additional shares of the respective class of that Fund, unless the shareholder elects to receive distributions in cash.

If the Plans of Reorganization are approved by shareholders of the Kensington Funds, then as soon as practicable before the Closing, each Kensington Fund will pay its shareholders a distribution of all undistributed net investment income and undistributed realized net capital gains.

Capitalization

The following table shows the capitalization of each of the Kensington Funds and the Forward Funds as of December 31, 2008 and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value.

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	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Share Adjustments*	Forward Real Estate Fund*

Net Assets
Investor	—	$19,064,952		$19,064,952
Class A	$10,580,929	—		10,580,929
Class B	1,816,308	—		1,816,308
Class C	3,526,948	—		3,526,948
Class Y	1,262,148	—	$(1,262,148)	—
Institutional	—	3,746,772	1,262,148	5,008,920
Total	$17,186,333	$22,811,724	$—	$39,998,057

Shares Outstanding
Investor	—	2,284,568	—	2,284,568
Class A	571,333	—	695,844	1,267,177
Class B	98,804	—	118,718	217,522
Class C	192,121	—	230,268	422,389
Class Y	67,794	—	(67,794)	—
Institutional	—	460,608	155,246	615,854
Total	930,052	2,745,176	1,132,282	4,807,510

Net Asset Value Per Share
Investor	—	$8.35		$8.35
Class A	$18.52	—		$8.35
Class B	$18.38	—		$8.35
Class C	$18.36	—		$8.35
Class Y	$18.62	—		—
Institutional	—	$8.13		$8.13

*	Assuming the Reorganization of the Kensington Real Estate Securities Fund into the Forward Real Estate Fund.

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	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund	Share Adjustments*	Share Adjustments**	Share Adjustments***	Forward International Real Estate Fund*	Forward International Real Estate Fund**	Forward International Real Estate Fund***

Net Assets
Class A	$43,311,282	$8,304,298	—				$43,311,282	$8,304,298	$51,615,580
Class B	1,838,088	739,381	—				1,838,088	739,381	2,577,469
Class C	12,935,267	3,786,687	—				12,935,267	3,786,687	16,721,954
Class Y	5,419,923	272,354	—	$(5,419,923)	$(272,354)	$(5,692,277)	—	—	—
Institutional	—	—	—	5,419,923	272,354	5,692,277	5,419,923	272,354	5,692,277
Total	$63,504,560	$13,102,720	—	$—	$—	$—	$63,504,560	$13,102,720	$76,607,280

Shares Outstanding
Class A	3,360,778	758,618	—			(114,375)	3,360,778	758,618	4,005,021
Class B	142,709	67,446	—			(10,041)	142,709	67,446	200,114
Class C	1,005,416	345,763	—			(51,537)	1,005,416	345,763	1,299,642
Class Y	420,538	24,874	—	(420,538)	(24,874)	(445,412)	—	—	—
Institutional	—	—	—	420,538	24,874	441,667	420,538	24,874	441,667
Total	4,929,441	1,196,701	—	—	—	(179,697)	4,929,441	1,196,701	5,946,445

Net Asset Value Per Share
Class A	$12.89	$10.95	—				$12.89	$10.95	$12.89
Class B	$12.88	$10.96	—				$12.88	$10.96	$12.88
Class C	$12.87	$10.95	—				$12.87	$10.95	$12.87
Class Y	$12.89	$10.95	—				—	—	—
Institutional	—	—	—				$12.89	$10.95	$12.89

*	Assuming the Reorganization of the Kensington International Real Estate Fund into the Forward International Real Estate Fund.
**	Assuming the Reorganization of the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.
***	Assuming the Reorganization of both the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund into the Forward International Real Estate Fund.

57

OTHER BUSINESS

The Board of Trustees does not intend to present any other business at the Special Meeting. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

GENERAL INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Special Meeting. This Proxy Statement/Prospectus, along with a Notice of the Special Meeting and a proxy card, is first being mailed to shareholders of the Kensington Funds on or about                     , 2009. Only shareholders of record as of the close of business on the Record Date, March 23, 2009, will be entitled to notice of, and to vote at, the Special Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Special Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Voting will also be permitted via telephone and internet. Unmarked but properly executed proxy cards will be voted FOR the proposed Reorganizations and FOR any other matters deemed appropriate.

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised: (i) by filing a written notice of revocation with the Trust; (ii) by returning a duly executed proxy with a later date before the time of the Special Meeting, (iii) if a shareholder has executed a proxy but is present at the Special Meeting and wishes to vote in person, by notifying the Trust (without complying with any formalities) at any time before it is voted; or (iv) by revocation using any electronic, telephonic, computerized or other alternative means authorized by the Trustees for authorizing the proxy to act. Being present at the meeting alone does not revoke a previously executed and returned proxy. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Agreements and Plans of Reorganization and the Reorganizations contemplated thereby.

Solicitation of Votes

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, Officers of the Trust, by personnel of Kensington Investment Group, Inc., the Funds’ principal distributor, and the Funds’ transfer agent or by broker-dealer firms.

58

Quorum

Only shareholders of record on March 23, 2009 (the record date) are entitled to notice of and to vote at the Special Meeting. Thirty-three and one-third percent (33 1/3%) of the shares of each Kensington Fund that are entitled to vote will be considered a quorum for the transaction of business.

Vote Required

Approval of an Agreement and Plan of Reorganization will require the affirmative vote, when a quorum is present at a meeting, of a majority of shares entitled to vote. Shareholders of the Kensington Funds are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Special Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted.

Adjournments

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting at a later date. If a quorum is present but there are not sufficient votes in favor of an Agreement and Plan of Reorganization, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies concerning the Agreement and Plan of Reorganization. Any adjournment will require the affirmative vote of a majority of a Fund’s shares present at the session of the Special Meeting to be adjourned. If an adjournment of the Special Meeting is proposed because there are not sufficient votes in favor of an Agreement and Plan of Reorganization, the persons named as proxies will vote those proxies favoring an Agreement and Plan of Reorganization in favor of adjournment, and will vote those proxies against an Agreement and Plan of Reorganization against adjournment.

Future Shareholder Proposals

You may request inclusion in The Kensington Funds proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Kensington Funds is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or The Kensington Funds’ management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date and Outstanding Shares

Only shareholders of record of a Kensington Fund at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof. At the close of business on the Record Date, there were shares outstanding and entitled to vote as follows:

Shares outstanding on Record Date

Kensington Real Estate Securities Fund

Kensington Strategic Realty Fund

59

Kensington International Real Estate Fund

Kensington Global Real Estate Fund

Kensington Global Infrastructure Fund

Kensington Select Income Fund

Security Ownership of Certain Beneficial Owners and Management

[Unless otherwise noted below, as of the Record Date, the current officers and Trustees of the Trust in the aggregate beneficially owned less than 1% of the Class A, B, C and Y shares of each of the Kensington Funds.]

[As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Kensington Funds:]

Name and Address of Owner	Fund/Class	Number of Shares	Percentage Ownership

Information About the Funds

Each Fund is subject to the informational requirements of the Securities Exchange Act and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Funds can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street NE, Room 1580, Washington, DC 20549. The SEC maintains an Internet World Wide Web site (at http://www.sec.gov) which contains other information about the Funds.

60

EXHIBIT A

FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION

Form of Plan of Reorganization in regards to the following Reorganizations:

Kensington Funds		Forward Funds

Kensington International Real Estate Fund and Kensington Global Real Estate Fund	Þ	Forward International Real Estate Fund

Kensington Global Infrastructure Fund	Þ	Forward Global Infrastructure Fund

Kensington Select Income Fund	Þ	Forward Select Income Fund

Kensington Strategic Realty Fund	Þ	Forward Strategic Realty Fund

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2009, by and between Forward Funds, a Delaware statutory trust with its principal place of business at 433 California Street, 11th Floor, San Francisco, California (the “Acquiring Trust”), on behalf of each of its series listed in Exhibit A hereto (each an “Acquiring Fund”), and The Kensington Funds, a Delaware statutory trust with its principal place of business at 4 Orinda Way, Suite 200C, Orinda, California (the “Acquired Trust”), on behalf of each of its series listed in Exhibit A hereto (each an “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of each Acquired Fund to each corresponding Acquiring Fund in exchange solely for voting shares of beneficial interest of such Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, each Acquired Fund and Acquiring Fund are series of open-end, registered investment companies of the management type; and

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Funds by such Acquiring Funds, as described in paragraph 1.3 herein, is in the best interests of each Acquiring Fund and its shareholders and that the interests of the existing shareholders of each Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that the exchange of all of the assets of each Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Funds by such Acquiring Funds, as described in paragraph 1.3 herein, is in the best interests of each Acquired Fund and its shareholders and that the interests of the existing shareholders of each Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUNDS TO THE CORRESPONDING ACQUIRING FUNDS IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUNDS AND THE LIQUIDATION OF THE ACQUIRED FUNDS

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer all of each of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the corresponding Acquiring Fund, and such Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of each Acquired Fund to be acquired by an Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. Each Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund. The Acquired Trust, on behalf of each Acquired Fund, shall deliver to the Acquiring Trust each Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 8.2 hereof.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, each Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to such Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing such Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares of each Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the prospectus/proxy statement referred to in paragraph 6.3 (the “Prospectus/Proxy Statement”).

1.6. Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7. As soon as reasonably practicable after the Closing Date, the Acquired Trust shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust and then-current prospectus and statement of additional information with respect to the relevant Acquiring Funds, and valuation procedures established by the Acquiring Trust’s Board of Trustees which valuation procedures shall be, in all material respects, identical to the valuation procedures of the Acquiring Trust in effect as of the date hereof, a copy of which has been provided to the Acquired Trust’s Board of Trustees prior to or on the date hereof.

2.2. All computations of value shall be made by the Acquired Funds’ designated record keeping agent and shall be subject to review by Acquiring Funds’ record keeping agent and by each Fund’s respective independent registered public accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be                     , 2009 or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Trust or at such other time and/or place as the parties may agree.

3.2. The Acquired Trust shall direct Custodial Trust Company, as custodian for the Acquired Funds (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to each Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the corresponding Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust on behalf of each Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Trust shall direct U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), on behalf of each Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the corresponding Acquired Fund, or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Trust accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. Prior to Closing, the Acquiring Trust shall have authorized the issuance of and shall have issued an Acquiring Fund Share to Forward Management LLC in consideration of the payment of the offering price of such Acquiring Fund Share, as determined by the Acquiring Trust’s Board of Trustees, for the purpose of enabling Forward Management LLC to vote to (a) approve the investment management agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and Forward Management, LLC, (b) approve the operations of the Acquiring Fund, in accordance with the terms and conditions of the Acquiring Trust’s “manager of managers” exemptive order received from the Commission; (c) approve any plan adopted by an Acquiring Fund pursuant to Rule 12b-1 under the 1940 Act and (d) take such other steps related to the inception of operations of such Acquiring Fund as deemed necessary or appropriate by the Trustees of the Acquiring Trust. At the effective time of Closing, the Acquiring Fund Share issued pursuant to this paragraph 3.5 shall be redeemed by the Acquiring Fund at the offering price of an Acquiring Fund Share.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Funds in a written instrument executed by an officer of the Acquired Trust, the Acquired Trust, on behalf of each Acquired Fund, represents and warrants to the Acquiring Trust as follows:

(a) Each Acquired Fund is duly organized as a series of the Acquired Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquiring Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of each Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by each Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(d) The current prospectus and statement of additional information of each Acquired Fund and each prospectus and statement of additional information of each Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, each Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, each Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Funds;

(f) No Acquired Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of each Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Funds; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of each Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Funds;

(g) All material contracts or other commitments of each Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to each such Acquired Fund as of the Closing Date;

(h) Except as otherwise disclosed in writing to the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Acquired Trust, an Acquired Fund or any of the Acquired Trust’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing to the Acquiring Trust, the Acquired Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, including Schedule of Investments of each Acquired Fund at December 31, 2008, and the related Statements of Operations and Changes in Net Assets for the year then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm, included in its reported dated February 24, 2009, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Funds) present fairly, in all material respects, the financial condition of each Acquired Fund as of such date and the results of their operations and the changes in their net assets for the year then ended in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets & liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) The Acquiring Trust has been furnished with an unaudited statement of assets, liabilities and capital and a schedule of investments of each Acquired Fund, each as of June 30, 2008. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of each Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund as of such date not disclosed therein;

(k) Since December 31, 2008, there have not been any material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Funds (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of each Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m) For each taxable year of its operation (including the taxable year that includes or closes on the Closing Date), each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(n) All issued and outstanding shares of each Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of each Acquired Fund, as provided in paragraph 3.3 of this Agreement. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of an Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Trust, on behalf of each Acquired Fund, and, subject to the approval of the shareholders of an Acquired Fund, this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(p) The information to be furnished by each Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed by the Acquiring Trust with any federal, state or local regulatory authority (including Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers, Inc.)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects;

(q) The Acquired Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(r) No Acquired Fund has any unamortized or unpaid organizational fees or expenses that have not previously been disclosed to the Acquiring Trust;

(s) Each Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements; and

(t) The Acquired Trust shall, as soon as reasonably practicable after satisfaction of all conditions of the Reorganization, file or cause to be filed, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Trust has ceased to be a registered investment company.

4.2. Except as has been disclosed to the Acquired Funds in a written instrument executed by an officer of the Acquiring Trust, the Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the Acquired Trust as follows:

(a) Each of the Acquiring Funds is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquiring Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and the Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on any Acquiring Fund;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of each Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of each Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, each Acquiring Fund will have good and marketable title to its assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) No Acquiring Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s

Amended and Restated Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Funds; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of each Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Funds;

(g) Except as otherwise disclosed in writing to the Acquired Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Acquiring Trust, an Acquiring Fund or any of the Acquiring Trust’s or an Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust, on behalf of each Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) Prior to the Closing Date, the Acquiring Funds will have carried on no business activity and will have had no assets or liabilities other than the payment received from Forward Management LLC with respect to the initial Acquiring Fund Shares issued to Forward Management LLC pursuant to paragraph 3.5 above.

(i) All issued and outstanding shares of each Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of each Acquiring Fund, and this Agreement will constitute a valid and binding obligation of each Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k) Acquiring Fund Shares to be issued and delivered to an Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A) and the Prospectus/Proxy Statement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(l) The Prospectus/Proxy Statement, and any amendment or supplement thereto, from the date of such materials through the date of the meeting of shareholders of the Acquired Fund contemplated therein shall (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (m) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by an Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

(m) The Acquiring Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(n) No Acquiring Fund has any unamortized or unpaid organizational fees or expenses; and

(o) Each Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company, will elect to be treated as such, and will compute its federal income tax under Section 852 of the Code for the period beginning on the Closing Date.

5.	COVENANTS OF THE ACQUIRED FUNDS

5.1. Each Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. Each Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.3. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, each Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. As soon as is reasonably practicable after the Closing, each Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.7. Each Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.8. The Acquired Trust, on behalf of each Acquired Fund, covenants that the Acquired Trust will, from time to time after the Closing, as and when reasonably requested by the Acquiring Funds, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of each Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s, on behalf of each Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of each Acquiring Fund’s, title to and possession of all the Assets.

6.	COVENANTS OF THE ACQUIRING FUNDS

6.1. Subject to the provisions of this Agreement, each Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.2. Each Acquiring Fund shall use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.3. In connection with the Acquired Fund shareholders’ meeting referred to in paragraph 5.2, each Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a registration statement on Form N-14 (the “Registration Statement”) that the Acquiring Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4. The information to be furnished by each Acquiring Fund for use in the Prospectus/Proxy Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5. Each Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence such Acquiring Fund’s investment operations after the Closing Date and continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUNDS

The obligations of the Acquired Trust, on behalf of each Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Trust’s election, to the performance by the Acquiring Trust, on behalf of each Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1. All representations and warranties of the Acquiring Trust, on behalf of each Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Acquiring Trust shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of each Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.3. The Acquiring Trust, on behalf of each Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of each Acquiring Fund, on or before the Closing Date;

7.4. Each Acquired Fund and each Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

7.5. The Acquired Trust, on behalf of each Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Trust), dated as of the Closing Date, covering the following points:

(a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of the Acquiring Funds’ properties and assets and to carry on its business, including that of each Acquiring Fund, as a registered investment company, and each Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of each Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Trust, is a valid and binding obligation of the Acquiring Trust on behalf of each Acquiring Fund enforceable against the Acquiring Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Trust, and no shareholder of an Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Trust is a party or by which it is bound;

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f) The Acquiring Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and each Acquiring Fund is a separate series of the Acquiring Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Declaration of Trust and Bylaws of the Acquiring Trust and applicable law; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the

Acquiring Trust or any Acquiring Fund or any of their respective properties or assets and neither the Acquiring Trust nor any of the Acquiring Funds are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

The obligations of the Acquiring Trust, on behalf of each Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Acquired Trust, on behalf of each Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

8.1. All representations and warranties of the Acquired Trust, on behalf of each Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2. The Acquired Trust, on behalf of each Acquired Fund, shall have delivered to the Acquiring Trust a statement of each Acquired Fund’s assets and liabilities, together with a list of portfolio securities of each Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Trust;

8.3. The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of each Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

8.4. The Acquired Trust, on behalf of each Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of each Acquired Fund, on or before the Closing Date;

8.5. Each Acquired Fund and each Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

8.6. The Acquiring Trust shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquired Trust (which may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Trust), covering the following points:

(a) The Acquired Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of Acquired Funds’ properties and assets, and to carry on its business, including that of each Acquired Fund, as presently conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of each Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Trust, is a valid and binding obligation of the Acquired Trust, on behalf of each Acquired Fund, enforceable against the Acquired Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquired Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Acquired Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Trust, judgment or decree to which the Acquired Trust is a party or by which it is bound;

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act (assuming the availability of the exemption provided in Rule 145(a)(2) thereunder), the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(e) The Acquired Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of each Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f) The outstanding shares of each Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Trust or any Acquired Fund or any of their respective properties or assets, and neither the Acquired Trust nor any of the Acquired Funds are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.7. Each Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8.8. Prior to the Closing Date, the Kensington International Real Estate Fund and Kensington Global Real Estate Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of each of the Kensington International Real Estate Fund’s and Kensington Global Real Estate Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of each Acquired Fund, or the Acquiring Trust, on behalf of each Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1. With respect to each Acquired Fund individually, the Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of such Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the conditions set forth in this paragraph 9.1 of this Agreement;

9.2. The Agreement and the transactions contemplated herein shall have been approved (and such approval shall not have subsequently been revoked) by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Acquired Trust, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or equivalent officer;

9.3. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

9.6. The post-effective amendment to the registration statement of the Acquiring Trust on Form N-1A relating to shares of the Acquiring Funds shall have become effective and no stop order suspending the effectiveness thereof shall have been issued; and

9.7. The parties shall have received the opinion of Dechert LLP addressed to the Acquired Trust and the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:

(a) The transfer by each Acquired Fund of all of its assets to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and each Acquired Fund and each Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by an Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by an Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of any Acquired Fund upon the distribution to them by the Acquired Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Funds;

(e) The basis of the Acquiring Fund Shares received by each shareholder of an Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares immediately prior to such transactions;

(f) The basis of the Acquired Fund Assets received by an Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior the transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of an Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquired Trust and the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 9.7 of this Agreement.

10.	INDEMNIFICATION AND CONTINUED INSURANCE COVERAGE

10.1. The Acquiring Trust agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s officers and Trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.2. The Acquiring Trust agrees that all rights to indemnification and all limitations of liability existing, in favor of the Acquired Trust’s current (as of the date hereof) and former Trustees and current (as of the date hereof) and former officers, under the Acquired Trust’s Declaration of Trust and By-laws as in effect as of the date of this Agreement and under any other agreement of the Acquired Trust or any Acquired Fund shall survive the reorganizations as obligations of the Acquiring Trust, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust (and any Acquiring Fund, as applicable), and the successors and assigns thereof, by any and all of the following: the Acquired Trust, any Acquired Fund, any current (as of the date hereof) Trustee of the Acquired Trust, any former Trustee of the Acquired Trust, any current (as of the date hereof) officer of the Acquired Trust, and any former officer of the Acquired Trust.

10.3. Kensington Investment Group, Inc. hereby covenants and agrees that it shall cause the Acquired Trust to purchase prior to the Closing Date one or more non-cancellable directors’ and officers’ errors and omissions insurance policies with financially sound and reputable insurers that protects the current (as of the date hereof) and former Trustees and officers of the Acquired Trust against liability in accordance with its terms during a period of no less than six (6) years after the Closing Date for acts and omissions of the current and former Trustees and officers of the Acquired Trust while serving as Trustees and officers of the Acquired Trust and that has coverage limits and terms that are at least as favorable to the current and former Trustees and officers of the Acquired Trust as is the case under all primary and excess insurance policies currently (as of the date hereof) in effect with respect to the Acquired Trust and its current and former Trustees and officers generally (including, but not limited to, any policies that relate exclusively to Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Trust in office from time to time). Kensington Investment Group, Inc. hereby further covenants and agrees that in connection with its causing the Acquired Trust to purchase the aforementioned insurance policies, Kensington Investment Group, Inc. shall, as of the Closing Date, have paid all premiums and other amounts (and all premiums shall have been fully earned by the applicable insurers as of the Closing Date) and taken all other necessary action required to purchase such insurance. This Section 10.3 is intended to be for the benefit of, and shall be enforceable by, each of the current (as of the date hereof) and former Trustees and officers of the Acquired Trust.

11.	BROKERAGE FEES AND EXPENSES

11.1. The Acquired Trust, on behalf of each Acquired Fund, and the Acquiring Trust, on behalf of each Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2. The expenses relating to the proposed Reorganization will be borne by Forward Management, LLC and Kensington Investment Group, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Prospectus/Proxy Statement and Registration Statement, legal fees and accounting fees with respect to the Reorganization and the Prospectus/Proxy Statement and Registration Statement, expenses of holding shareholder meetings and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1. The Acquired Trust and the Acquiring Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before                     , 2009, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which, all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following a meeting of the shareholders of an Acquired Fund called by the Acquired Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement (as listed in Exhibit A) to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Forward Funds	The Kensington Funds

433 California Street, 11th Floor	4 Orinda Way, Suite 200C
San Francisco, California 94104	Orinda, California 94563
Attn: J. Alan Reid, Jr.	Attn: John Kramer

With a copy to:	With a copy to:

Dechert LLP	Dechert LLP
4675 MacArthur Court, Suite 1400	1775 I Street, NW
Newport Beach, CA 92660	Washington, D.C. 20006
Attn : Douglas P. Dick, Esq.	Attn: Patrick W. D. Turley, Esq.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Funds or the Acquiring Funds, as provided in the Declaration of Trust of the Acquired Trust or the Amended and Restated Declaration of Trust of the Acquiring Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

FORWARD FUNDS on behalf of its series listed in Exhibit A

By:
Title:

THE KENSINGTON FUNDS on behalf of its series listed in Exhibit A

By:
Title:

FORWARD MANAGEMENT LLC (solely with respect to Section 11.2)

By:
Title:

KENSINGTON INVESTMENT GROUP, INC. (solely with respect to Sections 10.3 and 11.2)

By:
Title:

EXHIBIT A

ACQUIRED FUND (each Acquired Fund is a series of The Kensington Funds)	ACQUIRING FUND (each Acquiring Fund is a series of Forward Funds)

Kensington Select Income Fund	Forward Select Income Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

Kensington International Real Estate Fund	Forward International Real Estate Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

Kensington Global Real Estate Fund	Forward International Real Estate Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

Kensington Strategic Realty Fund	Forward Strategic Realty Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

Form of Plan of Reorganization in regards to the Reorganization of the Kensington Real Estate Securities Fund into the Forward Real Estate Fund

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this      day of             , 2009, by and between Forward Funds, a Delaware statutory trust with its principal place of business at 433 California Street, 11th Floor, San Francisco, California (the “Acquiring Trust”), on behalf of its series listed in Exhibit A hereto (the “Acquiring Fund”), and The Kensington Funds, a Delaware statutory trust with its principal place of business at 4 Orinda Way, Suite 200C, Orinda, California (the “Acquired Trust”), on behalf of its series listed in Exhibit A hereto (the “Acquired Fund”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of open-end, registered investment companies of the management type; and

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the exchange of all of the assets of the Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Acquired Trust has determined that the exchange of all of the assets of the Acquired Fund for corresponding Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquiring Fund shall assume all of the liabilities of the corresponding Acquired Fund. The Acquired Trust, on behalf of the Acquired Fund, shall deliver to the Acquiring Trust the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 8.2 hereof.

1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to such Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing such Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the prospectus/proxy statement referred to in paragraph 6.3 (the “Prospectus/Proxy Statement”).

1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.7. As soon as reasonably practicable after the Closing Date, the Acquired Trust shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2.	VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust and then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Trust’s Board of Trustees which valuation procedures shall be, in all material respects, identical to the valuation procedures of the Acquiring Trust in effect as of the date hereof, a copy of which has been provided to the Acquired Trust’s Board of Trustees prior to or on the date hereof.

2.2. All computations of value shall be made by the Acquired Fund’s designated record keeping agent and shall be subject to review by Acquiring Fund’s record keeping agent and by each Fund’s respective independent registered public accountants.

3.	CLOSING AND CLOSING DATE

3.1. The Closing Date shall be                     , 2009 or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Trust or at such other time and/or place as the parties may agree.

3.2. The Acquired Trust shall direct Custodial Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Trust on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Acquired Trust shall direct U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Trust that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquired Trust accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Acquired Trust, the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust as follows:

(a) The Acquired Fund is duly organized as a series of the Acquired Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquired Trust’s Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

(b) The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquired Trust’s Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Funds; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to the Acquired Fund as of the Closing Date;

(h) Except as otherwise disclosed in writing to the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Acquired Trust, the Acquired Fund or any of the Acquired Trust’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing to the Acquiring Trust, the Acquired Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities, including Schedule of Investments of the Acquired Fund at December 31, 2008, and the related Statements of Operations and Changes in Net Assets for the year then ended, have been audited by Ernst & Young LLP, an independent registered public accounting firm, included in its report dated February 24, 2009, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations and the changes in its net assets for the year then ended in accordance with U.S. GAAP, and there are no known material contingent liabilities of the Acquired Fund required to be reflected on a statement of assets & liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) Since December 31, 2008, there have not been any material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of the Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code;

(m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquired Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable against the Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(o) The information provided by the Acquired Fund for use in the Proxy Statement/Prospectus referred to in paragraph 6.3 and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

(p) The Acquired Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses that have not previously been disclosed to the Acquiring Trust;

(r) The Acquired Fund has valued, and will continue to value, its portfolio securities and other assets in accordance with applicable legal requirements; and

(s) The Acquired Trust shall, as soon as reasonably practicable after satisfaction of all conditions of the Reorganization, file or cause to be filed, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Acquired Trust has ceased to be a registered investment company.

4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Acquiring Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Trust as follows:

(a) The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Acquiring Trust’s Amended and Restated Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and the Acquiring Trust is not required to qualify as a foreign entity in any jurisdiction where it is not so qualified and the failure to so qualify would have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

(f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(g) Except as otherwise disclosed in writing to the Acquired Trust, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Acquiring Trust, the Acquiring Fund or any of the Acquiring Trust’s or the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(i) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(j) Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A) and the Prospectus/Proxy Statement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(k) The Prospectus/Proxy Statement, and any amendment or supplement thereto, from the date of such materials through the date of the meeting of shareholders of the Acquired Fund contemplated therein shall (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties in this subparagraph (k) shall not apply to statements in or omissions from the Prospectus/Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder;

(l) The Acquiring Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(m) The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses;

(n) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(o) For each taxable year of its operation (including the taxable year that ends on the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code.

5.	COVENANTS OF THE ACQUIRED FUND

5.1. The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary under applicable federal and state law to obtain approval of the transactions contemplated herein.

5.3. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.5. Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.7. The Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.8. The Acquired Trust, on behalf of the Acquired Fund, covenants that the Acquired Trust will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

6.	COVENANTS OF THE ACQUIRING FUND

6.1. Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.2. The Acquiring Fund shall use its commercially reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.3. In connection with the Acquired Fund shareholders’ meeting referred to in paragraph 5.2, the Acquiring Fund will prepare a Prospectus/Proxy Statement for such meeting, to be included in a registration statement on Form N-14 (the “Registration Statement”) that the Acquiring Trust will file for registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

6.4. The information to be furnished by the Acquiring Fund for use in the Prospectus/Proxy Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

6.5. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to commence the Acquiring Fund’s investment operations after the Closing Date and continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Trust’s election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1. All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Acquiring Trust shall have delivered to the Acquired Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.3. The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date;

7.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

7.5. The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquiring Trust (which may reasonably rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquiring Trust), dated as of the Closing Date, covering the following points:

(a) The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of the Acquiring Fund’s properties and assets and to carry on its business, including that of the Acquiring Fund, as a registered investment company, and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of the Agreement by the Acquired Trust, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c) The Acquiring Fund Shares to be issued to the Acquired Fund Shareholders as provided by this Agreement are duly authorized, upon such delivery will be validly issued and outstanding, and are fully paid and non-assessable by the Acquiring Trust, and no shareholder of the Acquiring Fund has any preemptive rights to subscription or purchase in respect thereof;

(d) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Acquiring Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Acquiring Trust is a party or by which it is bound;

(e) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquiring Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, and such as may be required under state securities laws;

(f) The Acquiring Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquiring Fund, under the 1940 Act; its registration with the Commission as an investment company under the 1940 Act is in full force and effect; and the Acquiring Fund is a separate series of the Acquiring Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Amended and Restated Declaration of Trust and Bylaws of the Acquiring Trust and applicable law; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquiring Trust or the Acquiring Fund or any of their respective properties or assets and neither the Acquiring Trust nor the Acquiring Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Acquiring Trust’s election, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

8.1. All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2. The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Acquired Trust;

8.3. The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

8.4. The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement; and

8.6. The Acquiring Trust shall have received on the Closing Date the opinion of Dechert LLP, counsel to the Acquired Trust (which may rely as to matters governed by the laws of the State of Delaware on an opinion of Delaware counsel and/or certificates of officers or Trustees of the Acquired Trust), covering the following points:

(a) The Acquired Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own all of the Acquired Fund’s properties and assets, and to carry on its business, including that of the Acquired Fund, as presently conducted;

(b) The Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by the Acquiring Trust, is a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable against the Acquired Trust in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles;

(c) The execution and delivery of the Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the Acquired Trust’s Declaration of Trust or By-Laws or any provision of any agreement (known to such counsel) to which the Acquired Trust is a party or by which it is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement not disclosed to the Acquired Trust, judgment or decree to which the Acquired Trust is a party or by which it is bound;

(d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required to be obtained by the Acquired Trust in order to consummate the transactions contemplated herein, except such as have been obtained under the 1933 Act (assuming the availability of the exemption provided in Rule 145(a)(2) thereunder), the 1934 Act and the 1940 Act, and such as may be required under state securities or blue sky laws (other than those of the State of Delaware);

(e) The Acquired Trust is a registered investment company classified as a management company of the open-end type with respect to each series of shares it offers, including those of the Acquired Fund, under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(f) The outstanding shares of the Acquired Fund are registered under the 1933 Act, and such registration is in full force and effect; and

(g) To the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the Acquired Trust or the Acquired

Fund or any of their respective properties or assets, and neither the Acquired Trust nor the Acquired Fund are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business.

8.7. Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

8.8. The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Acquired Fund, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1. With respect to the Acquired Fund, the Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, By-Laws, applicable Delaware law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the conditions set forth in this paragraph 9.1 of this Agreement;

9.2. The Agreement and the transactions contemplated herein shall have been approved (and such approval shall not have subsequently been revoked) by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Acquired Trust, and each party shall have delivered to the other a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or equivalent officer;

9.3. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.4. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Trust or the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.5. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.6. The parties shall have received the opinion of Dechert LLP addressed to the Acquired Trust and the Acquiring Trust substantially to the effect that, based upon certain facts, assumptions, and representations, for Federal income tax purposes:

(a) The transfer by the Acquired Fund of all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares, and the distribution of such shares to the Acquired Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of Section 368 of the Code and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by the Acquired Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

(c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

(d) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Trust of the Acquiring Fund Shares in exchange for their shares of the Acquired Fund;

(e) The basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund will be the same as the basis of the shareholder’s Acquired Fund shares immediately prior to such transactions;

(f) The basis of the Acquired Fund Assets received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior the transactions;

(g) A shareholder’s holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Acquired Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

(h) The holding period of the Acquiring Fund with respect to the Acquired Fund Assets will include the period for which such Acquired Fund Assets were held by the Acquired Fund, provided that the Acquired Fund held such Acquired Fund Assets as capital assets.

The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Acquired Trust and the Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Acquired Trust nor the Acquiring Trust may waive the condition set forth in this paragraph 9.6 of this Agreement.

10.	INDEMNIFICATION AND CONTINUED INSURANCE COVERAGE

10.1. The Acquiring Trust agrees to indemnify and hold harmless the Acquired Trust and each of the Acquired Trust’s officers and Trustees from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its Trustees or officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Trust of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.2. The Acquiring Trust agrees that all rights to indemnification and all limitations of liability existing, in favor of the Acquired Trust’s current (as of the date hereof) and former Trustees and current (as of the date hereof) and former officers, under the Acquired Trust’s Declaration of Trust and Bylaws as in effect as of the date of this Agreement and under any other agreement of the Acquired Trust or any Acquired Fund shall survive the reorganizations as obligations of the Acquiring Trust, and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against the Acquiring Trust (and any Acquiring Fund, as applicable), and the successors and assigns thereof, by any and all of the following: the Acquired Trust, any Acquired Fund, any current (as of the date hereof) Trustee of the Acquired Trust, any former Trustee of the Acquired Trust, any current (as of the date hereof) officer of the Acquired Trust, and any former officer of the Acquired Trust.

10.3. Kensington Investment Group, Inc. hereby covenants and agrees that it shall cause the Acquired Trust to purchase prior to the Closing Date one or more non-cancellable directors’ and officers’ errors and omissions insurance policies with financially sound and reputable insurers that protects the current (as of the date hereof) and former Trustees and officers of the Acquired Trust against liability in accordance with its terms during a period of no less than six (6) years after the Closing Date for acts and omissions of the current and former Trustees and officers of the Acquired Trust while serving as Trustees and officers of the Acquired Trust and that has coverage limits and terms that are at least as favorable to the current and former Trustees and officers of the Acquired Trust as is the case under all primary and excess insurance policies currently (as of the date hereof) in effect with respect to the Acquired Trust and its current and former Trustees and officers generally (including, but not limited to, any policies that relate exclusively to Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Acquired Trust in office from time to time). Kensington Investment Group, Inc. hereby further covenants and agrees that in connection with its causing the Acquired Trust to purchase the aforementioned insurance policies, Kensington Investment Group, Inc. shall, as of the Closing Date, have paid all premiums and other amounts (and all premiums shall have been fully earned by the applicable insurers as of the Closing Date) and taken all other necessary action required to purchase such insurance. This Section 10.3 is intended to be for the benefit of, and shall be enforceable by, each of the current (as of the date hereof) and former Trustees and officers of the Acquired Trust.

11.	BROKERAGE FEES AND EXPENSES

11.1. The Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

11.2. The expenses relating to the proposed Reorganization will be borne by Forward Management, LLC and Kensington Investment Group, Inc. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation, printing and distribution of the Prospectus/Proxy Statement and Registration Statement, legal fees and accounting fees with respect to the Reorganization and the Prospectus/Proxy Statement, expenses of holding shareholder meetings and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.|

12.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

12.1. The Acquired Trust and the Acquiring Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

13.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before                     , 2009, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following a meeting of the shareholders of the Acquired Fund called by the Acquired Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement (as listed in Exhibit A) to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

Forward Funds	The Kensington Funds

433 California Street, 11th Floor	4 Orinda Way, Suite 200C
San Francisco, California 94104	Orinda, California 94563
Attn: J. Alan Reid, Jr.	Attn: John Kramer

With a copy to:	With a copy to:

Dechert LLP	Dechert LLP
4675 MacArthur Court, Suite 1400	1775 I Street, NW
Newport Beach, CA 92660	Washington, D.C. 20006
Attn: Douglas P. Dick, Esq.	Attn: Patrick W. D. Turley, Esq.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund, as provided in the Declaration of Trust of the Acquired Trust or the Amended and Restated Declaration of Trust of the Acquiring Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

FORWARD FUNDS on behalf of its series listed in Exhibit A

By:
Title:

THE KENSINGTON FUNDS on behalf of its series listed in Exhibit A

By:
Title:

FORWARD MANAGEMENT LLC (solely with respect to Section 11.2)

By:
Title:

KENSINGTON INVESTMENT GROUP, INC. (solely with respect to Sections 10.3 and 11.2)

By:
Title:

EXHIBIT A

ACQUIRED FUND (the Acquired Fund is a series of The Kensington Funds)	ACQUIRING FUND (the Acquiring Fund is a series of Forward Funds)

Kensington Real Estate Securities Fund	Forward Real Estate Fund

Class A	Class A

Class B	Class B

Class C	Class C

Class Y	Institutional Class

EXHIBIT B

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

Kensington Real Estate Securities Fund and

Forward Real Estate Fund

	Kensington Real Estate Securities Fund	Forward Real Estate Fund
Investment Objective	The Fund seeks total return from both capital appreciation and current income through investing in a portfolio of real estate securities. The Fund offers exposure to real estate as a part of an overall asset allocation strategy and is designed for investors who want to maintain a commitment to real estate securities in their portfolios.	The Fund seeks income with capital appreciation as a secondary goal. There is no guarantee the Fund will achieve its objective.

Principal Investment Strategies / Policies and Strategies

The Fund pursues its objective by investing primarily in securities of companies in the real estate industry, such as real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Its investments in these issuers may include common, preferred and convertible stock, debt obligations and other senior securities, rights and warrants to purchase securities, and limited partnership interests. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

Under normal market conditions, at least 80% of the Fund’s assets (consisting of net assets plus the amount of any borrowings for investment purposes) will be invested in securities of issuers engaged primarily in the real estate business. The Fund will deem an issuer to be primarily in the real estate business if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets invested in real estate. Real estate companies may include REITs, real estate operating companies, companies operating businesses that own a substantial amount of real estate (such as hotels and assisted living facilities) and development companies. For liquidity, the Fund will normally invest a portion of its assets in high quality debt securities (securities rated within the top two rating categories by a nationally recognized rating agency), money market instruments and repurchase agreements. For temporary defensive purposes, under unusual market conditions, the Fund may invest in these instruments without limit. During periods that the Fund is investing defensively, it will not be pursuing its investment objective.

The Fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in securities of real estate companies. This investment policy and the name of the Fund with respect to real estate-focused equity securities may not be changed without at least 60 days’ prior written notice to shareholders. Under normal conditions, the Fund expects to invest principally in common stock and units of beneficial interest of real estate investment trusts (REITs), preferred stock, rights to purchase common stock and securities which may convert into common stock of real estate companies. The Fund may invest in securities of real estate companies of any market capitalization. If market conditions warrant, the Fund may invest in debt securities issued or guaranteed by real estate companies, which may be of any maturity or credit quality.

For the purpose of the Fund, a real estate company is one that derives at least 50% of its revenue from real estate related activities or has at least 50% of its net assets plus borrowings for investment purposes, if any, in real estate. Other than REITs, most real estate companies do not pay dividends at a meaningful level. The Fund’s sub-adviser expects that the Fund’s investment in real estate companies will be directed toward REITs and other real estate operating companies that generally pay higher dividends relative to the stock market as a whole.

A REIT is a company that primarily owns and operates income-producing real estate, such as apartments, shopping centers, offices and warehouses. A REIT is legally required to pay virtually all of its taxable income to its shareholders each year, and REITs were created as a means for average investors to access investments in large commercial properties through pooling arrangements, much like mutual

	Kensington Real Estate Securities Fund	Forward Real Estate Fund

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund may be closed to new investors at the discretion of the Adviser. Existing shareholders may continue to make additional investments after any such closing.

In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

funds. Income from REITs is produced through commercial real estate ownership and finance. The Fund primarily invests in equity REITs which are REITs that own real estate and whose revenues come principally from rent.

The sub-adviser conducts fundamental analysis to select the universe of investments for the Fund. The sub-adviser generally tracks real estate supply and demand across the United States by separating the country into eight geographic regions and then further into major metropolitan markets within those regions. Within each region, the sub-adviser compiles a profile of supply and demand factors including: (1) vacancy rates by property type; (2) visible supply of new property based on building permit activity; (3) regional population, job and economic growth; and (4) local trends in rental and property capitalization rates. The sub-adviser uses this data to determine which property types in which regions appear to be most favorably poised to outperform similar properties in other regions. The sub-adviser then proceeds to select investments that attempt to take advantage of those factors.

Investment Adviser	Kensington Investment Group, Inc.	Forward Management, LLC

Investment Sub-Adviser	None	Forward Uniplan Advisors, Inc.

Portfolio Manager(s)	Michael McGowan	Richard Imperiale

Kensington Strategic Realty Fund and

Forward Strategic Realty Fund

	Kensington Strategic Realty Fund	Forward Strategic Realty Fund
Investment Objective	The Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.	The Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.

Principal Investment Strategies / Policies and Strategies	The Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.	The Fund seeks total return through a combination of high current income relative to equity investment alternatives, plus long term growth of capital.

The Fund pursues its objective by investing primarily in securities of companies in the real estate industry, such as real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Its investments in these issuers may include common, preferred and convertible stock, debt obligations and other senior securities, rights and warrants to purchase securities, and limited partnership interests. The Fund may invest in both U.S. and non-U.S. real estate securities.

The Adviser uses a variety of strategies in managing the Fund’s investments. It may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options or selling securities short. The Fund may also leverage its portfolio by borrowing money to purchase securities, and it may lend its portfolio securities to generate additional income. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of issuers engaged primarily in the real estate business. The Fund will deem an issuer to be primarily in the real estate business if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets invested in real estate. Real estate companies may include REITs, real estate operating companies, companies operating businesses that own a substantial amount of real estate (such as hotels and assisted living facilities) and development companies. For liquidity, the Fund will normally invest a portion of its assets in high quality debt securities (securities rated within the top two rating categories by a nationally recognized rating agency), money market instruments and repurchase agreements. For temporary defensive purposes, under unusual market conditions, the

The Fund pursues its objective by investing primarily in securities of companies in the real estate industry, such as real estate investment trusts (“REITs”), master limited partnerships and other real estate firms. Its investments in these issuers may include common, preferred and convertible stock, debt obligations and other senior securities, rights and warrants to purchase securities, and limited partnership interests. The Fund may invest in both U.S. and non-U.S. real estate securities.

The Adviser uses a variety of strategies in managing the Fund’s investments. It may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options or selling securities short. The Fund may also leverage its portfolio by borrowing money to purchase securities, and it may lend its portfolio securities to generate additional income. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

Under normal market conditions, at least 80% of the Fund’s net assets will be invested in securities of issuers engaged primarily in the real estate business. The Fund will deem an issuer to be primarily in the real estate business if it derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or if it has at least 50% of its assets invested in real estate. Real estate companies may include REITs, real estate operating companies, companies operating businesses that own a substantial amount of real estate (such as hotels and assisted living facilities) and development companies. For liquidity, the Fund will normally invest a portion of its assets in high quality debt securities (securities rated within the top two rating categories by a nationally recognized rating agency), money market instruments and repurchase agreements. For temporary defensive purposes, under unusual market conditions, the

Kensington Strategic Realty Fund	Forward Strategic Realty Fund

Fund may invest in these instruments without limit. During periods that the Fund is investing defensively, it will not be pursuing its investment objective.

The Fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.

The Fund may also invest in securities of foreign companies in the form of America Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund intends to close to new investors upon reaching a net asset value equal to 0.50% of the then current market capitalization of the FTSE NAREIT Composite Index and reopen for such periods as the Fund’s net assets fall below such 0.50%. Any closing of the Fund under these provisions will occur beginning 45 days after the close of the quarter in which the Fund reaches, and continues to have, a size which triggers such closing. The Fund will reopen to new investors on the first day of any month following a drop below this 0.50% level, provided the Fund is still below that level. Existing shareholders may continue to make additional investments after any such closing.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end). In general, the Adviser will not consider the rate

Fund may invest in these instruments without limit. During periods that the Fund is investing defensively, it will not be pursuing its investment objective.

The Fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles.

The Fund may also invest in securities of foreign companies in the form of America Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund intends to close to new investors upon reaching a net asset value equal to 0.50% of the then current market capitalization of the FTSE NAREIT Composite Index and reopen for such periods as the Fund’s net assets fall below such 0.50%. Any closing of the Fund under these provisions will occur beginning 45 days after the close of the quarter in which the Fund reaches, and continues to have, a size which triggers such closing. The Fund will reopen to new investors on the first day of any month following a drop below this 0.50% level, provided the Fund is still below that level. Existing shareholders may continue to make additional investments after any such closing.

Due to its trading strategies, the Fund may experience a portfolio turnover rate of over 100%. Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you will pay taxes, even if you do not sell any shares by year-end). In general, the Adviser will not consider the rate of portfolio

	Kensington Strategic Realty Fund	Forward Strategic Realty Fund
	of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective.	turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective.

Investment Adviser	Kensington Investment Group, Inc.	Forward Management, LLC

Investment Sub-Adviser	None	None

Portfolio Manager(s)	Paul Gray and Michael McGowan	Paul Gray and Michael McGowan

Kensington International Real Estate Fund, Kensington Global Real Estate Fund

and Forward International Real Estate Fund

	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund
Investment Objective	The Fund seeks total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. real estate securities.	The Fund seeks total return from both capital appreciation and current income through investing primarily in a portfolio of global real estate securities.	The Fund seeks total return from both capital appreciation and current income through investing primarily in a portfolio of non-U.S. real estate securities.

Principal Investment Strategies / Policies and Strategies	The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in non-U.S. securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds, American Depositary Receipts, and European Depositary Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and	The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in U.S. and non-U.S. securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange traded funds, American Depositary Receipts, and European Depositary Receipts. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its net assets) in real estate securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the	The Fund seeks to meet its objective by investing, under normal market conditions, at least 80% of its assets in non-U.S. securities of real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds, American Depositary Receipts, and European Depositary Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and

Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund

services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages. A REIT is a type of U.S. real estate company that is dedicated to owning and usually operating income producing real estate or to financing real estate. REITs are not subject to U.S. corporate income tax provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of money market funds.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection

U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries). The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage REITs that make short-term construction and development mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages. A REIT is a type of U.S. real estate company that is dedicated to owning and usually operating income producing real estate or to financing real estate. REITs are not subject to U.S. corporate income tax provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Fund may invest in companies located in developing countries, i.e., those countries services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages. A REIT is a type of U.S. real estate company that is dedicated to owning and usually operating income producing real estate or to financing real estate. REITs are not subject to U.S. corporate income tax provided they comply with a number of tax requirements, including the annual distribution to stockholders of at least 90% of their net income. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase.

The Fund may invest in companies located in developing countries, i.e., those countries that are in the initial stages of their industrial cycles. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of money market funds.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection

Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund

with its investments in securities of non-U.S. companies.

The portfolio managers allocate the Fund’s assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Adviser uses a variety of strategies in managing the Fund’s investments. It may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options or selling securities short. The Fund may also leverage its portfolio by borrowing money to purchase securities, and it may lend its portfolio securities to generate additional income. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high quality debt instruments. As a result, the Fund may not achieve its investment objective.

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than that are in the initial stages of their industrial cycles. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of money market funds.

The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies.

The portfolio managers allocate the Fund’s assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

with its investments in securities of non-U.S. companies.

The portfolio managers allocate the Fund’s assets among securities of countries and in currency denominations that are expected to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company’s management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company’s properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

The Adviser uses a variety of strategies in managing the Fund’s investments. It may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options or selling securities short. The Fund may also leverage its portfolio by borrowing money to purchase securities, and it may lend its portfolio securities to generate additional income. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high quality debt instruments. As a result, the Fund may not achieve its investment objective.

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than

Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund

a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund may be closed to new investors at the discretion of the Adviser. Existing shareholders may continue to make additional investments after any such closing.

In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

The Adviser uses a variety of strategies in managing the Fund’s investments. It may engage in transactions designed to hedge against changes in the price of the Fund’s portfolio securities, such as purchasing put options or selling securities short. The Fund may also leverage its portfolio by borrowing money to purchase securities, and it may lend its portfolio securities to generate additional income. The Fund may also purchase restricted securities (securities which are deemed to be not readily marketable).

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents, or high-quality debt instruments. As a result, the Fund may not achieve its investment objective.

The Fund is not a diversified investment company, which means that it may invest greater proportions of its assets in individual issuers than a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund may be closed to new investors at the discretion of the Adviser. Existing shareholders may continue to make additional investments after any such closing.

In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective. The Fund may engage in portfolio trading when considered appropriate, but short-term a diversified investment company.

The Fund may determine to limit sales of its shares from time to time, depending on the range of attractive investment opportunities available to it. The Fund may be closed to new investors at the discretion of the Adviser. Existing shareholders may continue to make additional investments after any such closing.

In general, the Adviser will not consider the rate of portfolio turnover to be a limiting factor in determining when or whether to purchase or sell securities in order to achieve the Fund’s objective. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

	Kensington International Real Estate Fund	Kensington Global Real Estate Fund	Forward International Real Estate Fund
trading will not be used as the primary means of achieving its investment objective. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Adviser, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to stockholders, will be taxable as ordinary income.

Investment Adviser	Kensington Investment Group, Inc.	Kensington Investment Group, Inc.	Forward Management, LLC

Portfolio Managers	Paul Gray and Michael McGowan	Paul Gray and Michael McGowan	Paul Gray, Michael McGowan and Jim O’Donnell

Kensington Global Infrastructure Fund and Forward Global Infrastructure Fund

	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund
Investment Objective	The Fund seeks total return from both capital appreciation and current income. The Fund invests primarily in global infrastructure-related securities.	The Fund seeks total return from both capital appreciation and current income. The Fund invests primarily in global infrastructure-related securities.

Principal Investment Strategies	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society such as transportation and communications networks; water, sewer and energy utilities; energy storage and transportation; and public service facilities. Infrastructure-related businesses may also provide the services and raw materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, steel, alternative energy, agriculture and energy production and exploration. In addition to the Fund’s focus on investments in mature infrastructure networks that generate positive cash flow and relatively stable revenue streams, the Fund will seek opportunities to participate in the growth in global infrastructure spending. The Fund considers a company to be an infrastructure-related company if at least 50% of its assets, gross income	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. and non-U.S. infrastructure-related securities issued by companies involved in the construction, development, financing or operation of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society such as transportation and communications networks; water, sewer and energy utilities; energy storage and transportation; and public service facilities. Infrastructure-related businesses may also provide the services and raw materials necessary for the construction and maintenance of infrastructure assets, including mining, shipping, timber, steel, alternative energy, agriculture and energy production and exploration. In addition to the Fund’s focus on investments in mature infrastructure networks that generate positive cash flow and relatively stable revenue streams, the Fund will seek opportunities to participate in the growth in global infrastructure spending. The Fund considers a company to be an

	Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund
	or net profits are attributable to infrastructure operations. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its net assets) in infrastructure-related securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).	infrastructure-related company if at least 50% of its assets, gross income or net profits are attributable to infrastructure operations. Investments in these issuers include common, convertible and preferred stock and debt securities, rights or warrants to purchase common stock, and limited partnership interests. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets — unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30% of its net assets) in infrastructure-related securities of issuers organized or located outside the U.S. or doing a substantial amount of business outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

Investment Adviser	Kensington Investment Group, Inc.	Forward Management, LLC

Portfolio Managers	Aaron Visse	Aaron Visse and Jim O’Donnell

Kensington Select Income Fund and Forward Select Income Fund

	Kensington Select Income Fund	Forward Select Income Fund
Investment Objective	The Fund seeks high current income and potential for modest long term growth of capital.	The Fund seeks high current income and potential for modest long term growth of capital.

Principal Investment Strategies	The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (“REITs”), master limited partnerships and other real estate companies. Investments in these issuers include preferred stock, convertible preferred stock, debt securities, and other senior securities. The Fund may also invest in common stock, rights or warrants to purchase securities, and limited partnership interests. The Fund may engage in transactions designed to hedge its portfolio against market declines. The Fund may utilize limited portfolio leverage in pursuit of its objectives.	The Fund invests primarily in real estate securities, including securities issued by real estate investment trusts (“REITs”), master limited partnerships and other real estate companies. Investments in these issuers include preferred stock, convertible preferred stock, debt securities, and other senior securities. The Fund may also invest in common stock, rights or warrants to purchase securities, and limited partnership interests. The Fund may engage in transactions designed to hedge its portfolio against market declines. The Fund may utilize limited portfolio leverage in pursuit of its objectives.

Investment Adviser	Kensington Investment Group, Inc.	Forward Management, LLC

Portfolio Managers	Joel Beam	Joel Beam and Jim O’Donnell

EXHIBIT C

THE FORWARD FUNDS

SHAREHOLDER INFORMATION

(Class A, B and C Shares)

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of a Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable contingent deferred sales charge (“CDSC”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that a Fund holds securities listed primarily on a foreign exchange that trade on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that a Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the

Board of Trustees believes accurately reflects fair value. The fair value of certain of Funds’ securities may be determined through the use of a statistical research service or other calculation methodology. Forward Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount a Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because a Fund may invest in below investment grade securities and securities of small capitalization companies, which may be infrequently traded and therefore relatively illiquid, and foreign securities, the valuation of which may not take place contemporaneously with the calculation of the Fund’s NAV, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, a Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares of a Fund directly from the Fund. To open an account and make an initial purchase directly with a Fund, you can mail a check or other negotiable bank draft (payable to Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. To obtain an Account Application, call (800) 999-6809 or download one from www.forwardfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

After you have opened an account, you can make subsequent purchases of shares of a Fund directly from the Fund. To purchase shares directly by mail, send your instruction and a check to the Forward Funds at P.O. Box 1345, Denver, CO 80201.

You also can open an account and make an initial purchase and subsequent purchases of shares through a financial intermediary that has established an agreement with the Funds’ Distributor.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

SHARE CLASSES

Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;

•	How much you intend to invest;

•	Total expenses associated with owning shares of each class; and

•	Whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Class A Shares

Minimum Initial Investment Amount for Class A Shares:

•	$2,000 for accounts enrolled in eDelivery

•	$2,000 for Coverdell Education Savings accounts

•	$500 for Automatic Investment Plan accounts

•	$4,000 for all other accounts

Subsequent investments for a Fund must be $100 or more. Financial intermediaries may charge their customers a transaction or service fee.

Forward Funds has the discretion to waive or reduce any of the above minimum investment requirements.

Automatic Investment Plan for Class A Shares:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

SALES CHARGES

•	Class A Shares

The maximum sales charge on the purchase of Class A shares is 5.75% of the offering price. The offering price is the NAV per share plus the applicable front-end sales charge. The current sales charges are:

	Sales Charge as a Percentage of:		Dealer’s Concession (as a % of Offering Price )
Dollar Amount Invested	Offering Price	NAV
Less than $25,000	5.75%	6.10%	5.00%

$25,000 to $49,999.99	5.00%	5.26%	4.25%

$50,000 to $99,999.99	4.50%	4.71%	3.75%

$100,000 to $249,999.99	3.50%	3.63%	2.75%

$250,000 to $499,999.99	2.50%	2.56%	2.00%

$500,000 to $749,999.99	2.00%	2.04%	1.60%

$750,000 to $999,999.99	1.50%	1.52%	1.20%

$1,000,000 & Above	0.00%	0.00%	up to 0.50%

If your account value, including the amount of your current investment, totals $1 million or more, you will not pay a front-end sales charge on the current investment amount. The Distributor may pay the selling financial intermediary up to

0.50% of the offering price. However, if you sell these shares (for which you did not pay a front-end sales charge) within eighteen months of purchase, you will pay a contingent deferred sales charge (“CDSC”) of 0.50%. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. A Fund will use the first-in, first-out (“FIFO”) method to determine the eighteen-month holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of Class A shares not subject to a sales charge held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than eighteen months, using the anniversary date of a transaction to determine the “eighteen-month” mark. As an example, shares purchased on December 1, 2009 would be subject to the CDSC if they were redeemed on or prior to June 1, 2011. On or after June 2, 2011, they would not be subject to the CDSC. The CDSC primarily goes to the Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

Class A shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Class B Shares

There is no sales charge on the purchase of Class B shares. The offering price is the net asset value per share. However, if you sell your Class B shares before the 6th anniversary of their purchase, you will have to pay a CDSC at the time of redemption. The CDSC will be based upon the lower of the net asset value at the time of purchase or the net asset value at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions. Orders for the purchase of Class B shares in single amounts in excess of $75,000 will generally not be accepted. In addition, total purchases of Class B shares in the aggregate in excess of $150,000 will generally not be allowed. Orders for purchases of Class B shares in excess of either of the above amounts may be declined.

The CDSC is imposed according to the following schedule:

Years Since Purchase	CDSC
1	5.00%
2	4.00%
3	3.00%
4	3.00%
5	2.00%
6	1.00%
7	0.00%

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically, shares held for the longest time).

Automatic Investment Plan for Class B Shares:

Forward Funds offers an Automatic Investment Plan for current and prospective investors in which you may make monthly investments in one or more of the Forward Funds. The minimum initial investment amount is $500 and minimum subsequent investments are $50 per Fund. Sums for investment will be automatically withdrawn from your checking or savings account on the day you specify. If you do not specify a day, the transaction will occur on the 20th of each month or the next Business Day if the 20th is not a Business Day. Please call (800) 999-6809 if you would like more information.

•	Class C Shares

There is no sales charge on the purchase of Class C shares. The offering price is the net asset value per share. The maximum purchase amount for the Class C shares is $999,999.99. Purchases of $1 million or more are invested in Class A shares because there is no deferred sales charge for shares held more than eighteen months and Class A shares’ annual expenses are lower. Class C shares may have a higher expense ratio and pay lower dividends than Class A shares offered by the Funds because the distribution and service fee for the Class C shares is higher than the distribution and service fee for the Class A shares.

The Funds’ Distributor pays 1.00% of the amount invested to financial intermediaries who sell Class C shares of the Funds. Investors purchasing Class C shares pay a CDSC of 1.00% if such shares are held for less than two years. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. The CDSC primarily goes to the Funds’ Distributor as reimbursement for the portion of the dealer concession paid to financial intermediaries.

The Funds will use the first-in, first-out (FIFO) method to determine the holding period for the CDSC. The date of the redemption will be compared to the earliest purchase date of shares held in the redeeming shareholder’s account. The CDSC will be charged if the holding period is less than two years, using the anniversary date of a transaction to determine the “two year” mark. As an example, shares purchased on December 1, 2009 would be subject to the CDSC if they were redeemed on or prior to December 1, 2011. On or after December 2, 2011, they would not be subject to the CDSC.

Class C shares acquired by reinvestment of dividends are not subject to the CDSC. CDSC waivers are available in certain circumstances. For information regarding waivers, please see “Waiver of CDSC” below.

•	Reduced Sales Charge for Class A Shareholders

As noted in the table above, discounts (“breakpoints”) are available for larger purchases. There are several ways for shareholders to reach a higher discount level and qualify to pay a lower sales charge. Shareholders may qualify by combining current and past purchases in any of the Class A shares of the Forward Funds. To determine whether or not a reduced initial sales charge applies to a proposed purchase, we take into account not only the money that is invested upon such proposed purchase, but also the value of all Class A shares of the Forward Funds that we currently have associated with you, calculated at their historical cost and/or offering price.

You can minimize sales charges in any of the following ways:

1.	Increase your initial Class A investment amount to reach a higher discount level.

2.	Right of Accumulation. Add to an existing Class A shareholder account so that the current offering price value of the total combined holdings reach a higher discount level.

3.	Letter of Intent. Inform the Funds that you wish to sign a non-binding Letter of Intent to purchase an additional value of Class A shares over a 13-month period at a level that would entitle you to a higher discount level.

4.	Combined Purchase Privilege. Combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(a)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of the Fund or other registered investment companies at a discount);

(b)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(c)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(d)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or to obtain the Right of Accumulation, when each such purchase is made, the investor or financial intermediary must provide us with sufficient information to verify that the purchase qualifies for the privilege or discount. Because breakpoint eligibility may be determined based on historical cost, you should retain any records necessary to substantiate those costs in cases where the Funds, their transfer agent and financial intermediaries do not maintain this information.

It may be necessary for an investor to provide the following information or records to a Fund or his or her financial intermediary in order to verify his or her eligibility for a breakpoint discount: (a) information or records regarding shares of the Fund or other Funds held in all accounts (e.g., retirement accounts) of the investor at the financial intermediary; (b) information or records regarding shares of the Fund or other Forward Funds held in any account of the shareholder at another financial intermediary; and (c) information or records regarding shares of the Fund or other Funds held at any financial intermediary by related parties of the investor, such as members of the same family or household. If an investor fails to identify necessary breakpoint information, the investor may not receive the breakpoints that would otherwise be available.

•	Reinstatement Privilege for Class A Shares

An investor who has sold Class A shares of a Fund may reinvest the proceeds of such sale in Class A shares of any of the Forward Funds within 120 days of the sale, and any such reinvestment will be made at the Fund’s then-current net asset value, so that no sales charge will be levied. Investors should call the Forward Funds for additional information prior to exercising this privilege.

By exercising this reinstatement privilege, the investor does not alter the federal income tax treatment of any capital gains realized on the previous sale of shares of a Fund, but to the extent that any shares are sold at a loss and proceeds are reinvested in shares of the Fund, some or all of the loss may be disallowed as a deduction. Please contact your tax advisor for more information concerning tax treatment of such transactions.

•	Waiver of Initial Sales Charges for Class A Shares

A Fund may waive the imposition of sales charges on investor purchases of Class A shares of the Fund under certain circumstances and conditions, including shares purchased by:

•	Officers, directors, trustees, and employees of Forward Funds, Forward Management, sub-advisers, and their respective affiliates.

•	ReFlow, which is a program designed to provide a liquidity source for mutual funds experiencing redemptions of their shares.

•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or Forward Management and their affiliates.

•	Clients of financial intermediaries using Forward Funds in fee-based investment products under a signed agreement with the Distributor or Forward Management.

•	Advisory accounts managed by registered investment advisers or bank trust departments.

•	Employees of designated asset management firms, other service providers, and their affiliates.

•	Immediate family members of all such persons as described above.

•	Certain qualified plans, including pension funds, endowments, and other institutional funds.

•	Financial intermediary supermarkets and fee-based platforms.

•	Waiver of CDSC

A Fund may waive the imposition of a CDSC on redemptions of Class A, Class B, Class C shares of the Fund under certain circumstances and conditions, including without limitation the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

•

Redemptions made through a Systematic Withdrawal Plan, limited to 10% per year of the account value at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested.

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Funds.

•	Forced redemptions made by the Funds of shares held by shareholders whose account has a value of less than $100.

•	Redemptions made by ReFlow.

•	Redemptions in cases of natural disaster affecting shareholders.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify Forward Funds prior to the redemption request to ensure your receipt of the waiver. Please call (800) 999–6809 for additional information.

•	Conversion Feature — Class B Shares

•	Class B shares automatically convert to Class A shares of a Fund after 8 years on the 3rd business day of the month in which they were originally purchased.

•

After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A shares, which will increase your investment return compared to the Class B shares.

•	You will not pay any sales charge or fees when your shares convert, nor will the transaction give rise to any taxable event.

EXCHANGE PRIVILEGE

You can exchange your shares of a Fund with a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are no fees for exchanges. Forward Funds may suspend a shareholder’s exchange privilege if, in the judgment of Forward Management, the shareholder’s exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders.

Before you decide to exchange shares, you should read the Prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. In order to make an exchange into a new account for Institutional Class shares, the exchange must satisfy the $100,000 minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders, and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Fund.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, a Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

HOW TO REDEEM SHARES

Neither the investment adviser, the Distributor, the Transfer Agent, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.

•	Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Forward Funds do not accommodate frequent purchases and redemptions of Fund shares. Short-term or excessive trading may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares.

The Funds attempt to discover and discourage frequent trading in several ways. These methods include trade activity monitoring and fair value pricing. Although these methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These methods are inherently subjective and involve judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds may amend these policies and procedures in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

The Funds monitor trading activity with respect to the purchase, sale and exchange of Fund shares. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If a Fund believes that a shareholder has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Fund may, in its sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholder’s account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ short term trading policies. Although it attempts to do so, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements.

The Board of Trustees has adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated.

The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Forward Funds has adopted distribution plans under Rule 12b-1 (each a “Plan” and collectively the “Plans”) for Class A, Class B and Class C shares of each Fund that allow the Funds to pay for the sale and distribution of its shares. A Fund may make payments under each Plan for the purpose of financing any activity primarily intended to result in the sale of shares. In addition, payments under each Plan may be made to banks and their affiliates and other institutions, including broker-dealers, for the provision of administrative and/or shareholder services for Fund shareholders.

Under the Plans a Fund may pay one or more persons or entities a fee at the annual rate of up to 0.35%, 0.75% and 0.75% of the Fund’s average daily net assets attributable to Class A, Class B and Class C shares, respectively, for services rendered and expenses borne in connection with the provision of distribution services with respect to the Class A, Class B and Class C shares of the Fund. Because these fees are paid out of assets attributable to each Fund’s Class A, Class B and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

In addition, Forward Funds has adopted a Shareholder Services Plan with respect to the Class A, Class B and Class C shares of each Fund. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders of each respective class. Payments under the Shareholder Services Plan for Class A shares are calculated daily and paid monthly at an annual rate not to exceed 0.20% of the average daily net assets attributable to the Class A shares of a Fund. Payments under the Shareholder Services Plan for the Class B shares are calculated daily and paid monthly at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Class B shares of a Fund. Payments under the Shareholder Services Plan for the Class C shares are calculated daily and paid monthly at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Class C shares of a Fund.

Because these fees are paid out of assets attributable to the Fund’s Class A, Class B and Class C shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

OTHER PAYMENTS TO INTERMEDIARIES

Forward Management may enter into revenue sharing arrangements with selected financial intermediaries. Revenue sharing arrangements occur when Forward Management agrees to pay out of its own resources (that may include legitimate profits from providing advisory services to each Fund) to financial intermediaries cash compensation in addition to any sales charges, distribution fees, service fees or other expenses paid by a Fund or its shareholders as disclosed in the Fund Fees and Expenses tables included in each Funds’ Prospectus. Revenue sharing arrangements may include payments for shelf space and marketing support to distribute a Fund’s shares, as well as compensation for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of a Fund. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present a Fund or make it available to their customers. You may ask your financial intermediary for more information about these payments.

DIVIDENDS AND TAXES

Each Fund, except for the Forward Real Estate Fund, expects to declare and pay dividends of net investment income and capital gain distributions annually, if available. The Forward Real Estate Fund expects to declare and pay income dividends monthly and capital gains distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although a Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%;

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends;

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate;

•

Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Forward Real Estate Fund, the Forward International Real Estate Fund, the Forward Select Income Fund and the Forward Global Infrastructure Funds each plan to, and each other Forward Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of the Funds as of the end of each month on its web site at www.forwardfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of Forward Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809.

You should rely only on the information provided in each Funds’ Prospectus and the SAI concerning the offering of each Fund’s shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

SHAREHOLDER INFORMATION

(Institutional Class Shares)

VALUATION OF SHARES

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is based on the Fund’s net asset value (“NAV”). The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued.

The NAV of a Fund (and each Class of shares) is usually determined and its shares are priced as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each Business Day. A “Business Day” is a day on which the NYSE is open for trading. Currently, the NYSE is typically closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When you buy shares, you pay the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable contingent deferred sales charge (“CDSC”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time). It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by financial intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

The NAV per share of a Fund will fluctuate as the market value of the Fund’s investments changes. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. A Fund’s assets are valued generally by using available market quotations or at fair value, as described below, as determined in good faith in accordance with procedures established by, and under direction of, the Board of Trustees.

Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there has been no sale that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts will be valued at either the last available sale price, or at fair value, as discussed below.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market.

Debt securities (including convertible debt) that have more than 60 days remaining until maturity or that are credit impaired for which market data is readily available will be valued on the basis of the average of the latest bid and ask price. Debt securities that mature in less than 60 days and that are not credit impaired are valued at amortized cost if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless the Board of Trustees determines that this method does not represent fair value). For most debt securities, Forward Funds receives pricing information from independent pricing vendors (approved by the Board of Trustees) which also use information provided by market makers or estimates of value obtained from yield data relating to securities with similar characteristics. As appropriate, quotations for high yield bonds may also take additional factors into consideration such as the activity of the underlying equity or sector movements. In the event valuation information is not available from third party pricing vendors for a debt security held by a Fund, such security may be valued by quotations obtained from dealers that make markets in such securities or otherwise determined based on the fair value of such securities, as discussed below. Because long-term bonds and lower-rated bonds tend to be less liquid, their values may be determined based on fair value more frequently than portfolio holdings that are more frequently traded or that have relatively higher credit ratings.

Futures, options on futures and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the option is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indexes will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

To the extent that a Fund holds securities listed primarily on a foreign exchange that trade on days when the Fund is not open for business or the NYSE is not open for trading, the value of the portfolio securities may change on days that you cannot buy or sell shares. To the extent that a Fund invests in foreign securities that are principally traded in a foreign market, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Therefore, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined in good faith through the consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Assets and liabilities denominated in foreign currencies will have a market value converted into U.S. dollars at the prevailing foreign currency exchange daily rates as provided by a pricing service. Forward currency exchange contracts will have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Prevailing foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV, with the exception of exchange-traded open-end investment companies, which are priced as equity securities in accordance with procedures established by, and under direction of, the Board of Trustees.

Forward Funds has a policy that contemplates the use of fair value pricing to determine the NAV per share of a Fund when market prices are unavailable, as well as under other circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security or (ii) when events occur after the close of the exchange on which a portfolio security is principally traded that are likely to have changed the value of the security. When a Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees believes accurately reflects fair value. The fair value of certain of Funds’ securities may be determined through the use of a statistical research service or other calculation methodology. Forward Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing. While fair values determined pursuant to Forward Funds’ procedures are intended to represent the amount a Fund would expect to receive if the fair valued security were sold at the time of fair valuation, the fair value may not equal what the Fund would receive if it actually were to sell the security as of the time of pricing.

Because a Fund may invest in below investment grade securities and securities of small capitalization companies, which may be infrequently traded and therefore relatively illiquid, and foreign securities, the valuation of which may not take place contemporaneously with the calculation of the Fund’s NAV, the Fund may be subject to relatively greater risks of market timing, and in particular, a strategy that seeks to take advantage of inefficiencies in market valuation of these securities because of infrequent trading. For this reason, a Fund may, at times, fair value some or all of its portfolio securities in order to deter such market timing.

PURCHASING SHARES

HOW TO BUY SHARES

You can open an account and make an initial purchase of shares of a Fund directly from the Fund. To open an account and make an initial purchase directly with a Fund, you can mail a check or other negotiable bank draft (payable to Forward Funds) in the minimum amounts described below, along with a completed and signed Account Application, to Forward Funds, P.O. Box 1345, Denver, CO 80201. To obtain an Account Application, call (800) 999-6809 or download one from www.forwardfunds.com. A completed Account Application must include your valid taxpayer identification number. You may be subject to penalties if you falsify information with respect to your tax identification number.

After you have opened an account, you can make subsequent purchases of shares of a Fund directly from the Fund. To purchase shares directly by mail, send your instruction and a check to the Forward Funds at P.O. Box 1345, Denver, CO 80201.

You also can open an account and make an initial purchase and subsequent purchases of shares through a financial intermediary that has established an agreement with the Funds’ Distributor.

Depending upon the terms of your account, you may pay account fees for services provided in connection with your investment in a Fund. Financial intermediaries may charge their customers a transaction or service fee. Forward Funds or your financial intermediary can provide you with information about these services and charges. You should read this Prospectus in conjunction with any such information you receive.

SHARE CLASSES

Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

•	How long you expect to own the shares;

•	How much you intend to invest;

•	Total expenses associated with owning shares of each class; and

•	Whether you qualify for any reduction or waiver of any applicable sales charges.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Institutional Class Shares

Certain financial institutions, pension or 401(k) plans, or investment advisors or individuals purchasing $100,000 or more of shares of a Fund may elect to purchase Institutional Class shares. Authorized firms may charge for certain shareholder services and should furnish clients who purchase Institutional Class shares with a schedule explaining the fees.

A Fund may waive or reduce the minimum investment requirement for Institutional Class shares under certain circumstances and conditions including, without limitation, shares purchased by officers, directors, trustees and employees of Forward Funds, Forward Management and their affiliates, and shares purchased by retirement plans that have $250,000 or more in plan assets.

EXCHANGE PRIVILEGE

You can exchange your shares of a Fund with a money market fund or for shares of the same class of any of the other Forward Funds. Please check with Forward Funds to determine which money market funds are available.

There are no fees for exchanges. Forward Funds may suspend a shareholder’s exchange privilege if, in the judgment of Forward Management, the shareholder’s exchange activity indicates frequent trading or market timing that may be harmful to a Fund or its shareholders. See “Policies Concerning Frequent Purchases and Redemptions” in this Prospectus.

Before you decide to exchange shares, you should read the Prospectus information about the Fund or money market fund involved in your exchange. Exchanges are taxable events and may result in a taxable gain (both short and long term) or loss for Federal and state income tax purposes.

You can send a written instruction specifying your exchange or, if you have authorized telephone exchanges previously and we have a record of your authorization, you can call (800) 999-6809 to execute your exchange. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $100. In order to make an exchange into a new account for Institutional Class shares, the exchange must satisfy the $100,000 minimum initial investment requirement. Once your exchange is received in proper form, it cannot be revoked. This exchange privilege is available only in U.S. states where shares of the Funds being acquired may legally be sold.

Forward Funds also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. Forward Funds may terminate or change the terms of the exchange privilege at any time. In general, you will receive notice of any material change to the exchange privilege at least 60 days prior to the change, although this notice period may be reduced or eliminated if determined by the Board of Trustees or Forward Management to be in the best interests of shareholders, and otherwise consistent with applicable regulations.

PRICING OF FUND SHARES

When you purchase shares, you will pay the NAV that is next calculated after we receive your order. If you place an order for the purchase of shares through a financial intermediary, the purchase price will be based on the NAV next determined, but only if the financial intermediary receives the order by the close of the Business Day. Your financial intermediary is responsible for transmitting such orders promptly. If the financial intermediary fails to transmit your order properly, your right to that day’s closing price must be settled between the financial intermediary and you.

Purchases of shares of a Fund will be effected only on a Business Day. An order received prior to the daily cut-off time on any Business Day is processed based on that day’s NAV. An order received after the cut-off time on any Business Day is processed based on the NAV determined as of the next Business Day of the Fund.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, a Fund must obtain the following information for each person that opens a new account:

•	Name;

•	Date of birth (for individuals);

•	Residential or business street address (although post office boxes are still permitted for mailing); and

•	Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Forward Funds and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account or redeeming an investor’s shares when an investor’s identity is not verified.

eDELIVERY

eDelivery allows you to receive your quarterly account statements, transaction confirmations and other important information concerning your investment in Forward Funds online. Select this option on your account application to receive email notifications when quarterly statements and confirmations are available for you to view via secure online access. You will also receive emails whenever a new prospectus, semi-annual or annual fund report is available. To establish eDelivery, call (800) 999-6809 or visit www.forwardfunds.com. The minimum initial investment for accounts enrolled in eDelivery is $2,000.

ONLINE ACCOUNT ACCESS

Shareholders can opt to access their account information online. You must select this option on your account application or call (800) 999-6809 to register. To set up online access, go to www.forwardfunds.com, select Account Login and obtain a user id and password. If you have questions, or problems accessing your account, contact Forward Funds at (800) 999-6809.

OTHER INFORMATION

The issuance of shares is recorded electronically on the books of Forward Funds. You will receive a confirmation of, or account statement reflecting, each new transaction in your account, which will also show the total number of shares of each Fund you own. You can rely on these statements in lieu of certificates. Certificates representing shares of the Funds will not be issued.

Forward Funds may be required to “freeze” your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

Due to the relatively high cost of handling small investments, Forward Funds reserve the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account has a value of less than $100 in a Fund, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. As a sale of your Fund shares, this redemption may have tax consequences.

Forward Funds reserves the right to refuse any request to purchase shares.

REDEEMING SHARES

You may normally redeem your shares on any Business Day. Redemptions are priced at the NAV per share next determined after receipt of a redemption request in proper form by the Funds’ Distributor, Forward Funds or their agents and subject to any applicable CDSC. A financial intermediary may charge its customers a transaction or service fee in connection with redemptions. Forward Funds intends to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, Forward Funds reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. If shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution including, but not limited to, brokerage costs of converting the portfolio securities to cash.

HOW TO REDEEM SHARES

Neither the investment advisor, the Distributor, the Transfer Agent, Forward Funds nor any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, you bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed to be genuine. Forward Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account.

•	By Telephone

You may redeem your shares by telephone if you choose that option on your Account Application. If you did not originally select the telephone option, you must provide written instructions to Forward Funds in order to add this option. The maximum amount that may be redeemed by telephone at any one time is $50,000. You may have the proceeds mailed to your address of record or wired to a bank account previously designated on the Account Application. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

•	By Mail

To redeem by mail, you must send a written request for redemption to Forward Funds, P.O. Box 1345, Denver, CO 80201. The Funds’ Transfer Agent will require a Medallion Signature Guarantee. A Medallion Signature Guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as Medallion Signature Guarantees. The Medallion Signature Guarantee requirement will be waived if all of the following conditions apply (1) the redemption check is payable to the shareholder(s) of record, (2) the redemption check is mailed to the shareholder(s) at the address of record, (3) an application is on file with the Transfer Agent, and (4) the proceeds of the redemption are $50,000 or less. The Transfer Agent cannot send an overnight package to a post office box.

•	By Systematic Withdrawal

You may elect to have monthly electronic transfers ($100 minimum) made to your bank account from your Forward Funds account. Your Forward Funds account must have a minimum balance of $10,000 and automatically have all dividends and capital gains reinvested. The transfer will be made on the day you specify (or the next Business Day) to your designated account or a check will be mailed to your address of record. If you do not specify a day, the transfer will be made on the 20th day of each month or the next Business Day if the 20th is not a Business Day.

•	Retirement Accounts

To redeem shares from an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account, you must mail a completed and signed Distribution Form to the Forward Funds. You may not redeem shares of an IRA, Roth IRA, SIMPLE IRA, SEP IRA, 403(b) or other retirement account by telephone or via the Internet.

PAYMENTS OF REDEMPTION PROCEEDS

Redemption orders are valued at the NAV per share next determined after the shares are properly tendered for redemption, as described above. Payment for shares redeemed generally will be made within seven days after receipt of a valid request for redemption. The Forward Funds may temporarily stop redeeming shares or delay payment of redemption proceeds when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Forward Funds cannot sell shares or accurately determine the value of assets, or if the SEC orders the Forward Funds to suspend redemptions or delay payment of redemption proceeds.

At various times, Forward Funds may be requested to redeem shares for which it has not yet received good payment. If this is the case, the forwarding of proceeds may be delayed until payment has been collected for the purchase of the shares. The delay may last 15 days or more. The Forward Funds intends to forward the redemption proceeds as soon as good payment for purchase orders has been received. This delay may be avoided if shares are purchased by wire transfer. Forward Funds intends to pay cash for all shares redeemed, except in cases noted above under the heading “Redeeming Shares,” in which case payment for certain large redemptions may be made wholly or partly in portfolio securities that have a market value equal to the redemption price. You may incur brokerage costs in converting the portfolio securities to cash.

•	By Check

You may have a check for the redemption proceeds mailed to your address of record. To change the address to which a redemption check is to be mailed, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201.

•	By ACH Transfer

If your account is bank ACH active, you may have your redemption proceeds sent to your bank account via ACH transfer.

•	By Wire Transfer

You can arrange for the proceeds of a redemption to be sent by wire transfer to a single previously designated bank account if you have given authorization for expedited wire redemption on your Forward Funds Account Application. This redemption option does not apply to shares held in broker “street name” accounts. If a request for a wire redemption is received by Forward Funds prior to the close of the NYSE, the shares will be redeemed that day at the next determined NAV, and the proceeds will generally be sent to the designated bank account the next Business Day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by Forward Funds for up to seven days if the Distributor deems it appropriate under then current market conditions. Redeeming shareholders will be notified if a delay in transmitting proceeds is anticipated. Forward Funds cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. You are responsible for any charges imposed by your bank. The minimum amount that may be wired is $2,500. Forward Funds reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until the shares have been owned (i.e., paid for) for at least 15 days. To change the name of the single bank account designated to receive wire redemption proceeds, you must send a written request with a Medallion Signature Guarantee to Forward Funds, P.O. Box 1345, Denver, CO 80201. If you elect to have the payment wired to your bank, a wire transfer fee of $30.00 will be charged by Forward Funds.

POLICIES CONCERNING FREQUENT PURCHASES AND REDEMPTIONS

The Forward Funds do not accommodate frequent purchases and redemptions of Fund shares. Short-term or excessive trading may interfere with the efficient management of a Fund, increase transaction costs and taxes and may harm a Fund’s performance. The Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares.

The Funds attempt to discover and discourage frequent trading in several ways. These methods include trade activity monitoring and fair value pricing. Although these methods are designed to discourage frequent trading, there can be no guarantee that the Funds will be able to identify and restrict investors that engage in such activities. These methods are inherently subjective and involve judgment in their application. The Funds and their service providers seek to make these judgments and apply these methods uniformly and in a manner that they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds may amend these policies and procedures in the future to enhance the effectiveness of the program or in response to changes in regulatory requirements.

The Funds monitor trading activity with respect to the purchase, sale and exchange of Fund shares. Trading activity is evaluated to determine whether such activity is indicative of market timing activity or is otherwise detrimental to a Fund. If a Fund believes that a shareholder has engaged in short-term or excessive trading activity to the detriment of the Fund and its long-term shareholders, the Fund may, in its sole discretion, request the shareholder to stop such trading activities or refuse to process purchases or exchanges in the shareholder’s account. The Funds specifically reserve the right to reject any purchase or exchange order by any investor or group of investors indefinitely for any reason.

The Funds currently are unable to directly monitor the trading activity of beneficial owners of the Funds’ shares who hold those shares through third-party 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers’ investments in one account and to purchase, redeem and exchange Fund shares without the identity of a particular customer being known to a Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Funds’ short term trading policies. Although it attempts to do so, the Funds cannot assure that these policies will be enforced with regard to Fund shares held through such omnibus arrangements.

The Board of Trustees has adopted procedures to fair value each Fund’s securities in certain circumstances when market prices are not readily available, including when trading in a security is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; when a security’s primary trading market is closed during regular market hours; or when a security’s value is materially affected by events occurring after the close of the security’s primary trading market.

By fair valuing securities, the Funds seek to establish prices that investors might expect to realize upon the current sales of these securities. For non-U.S. securities, fair valuation is intended to deter market timers who may take advantage of time zone differences between the close of the foreign markets on which a Fund’s portfolio securities trade and the U.S. markets that determine the time as of which the Fund’s NAV is calculated.

The Funds make fair value determinations in good faith in accordance with the Funds’ valuation procedures. Because of the subjective and variable nature of fair value pricing, there can be no assurance that a Fund could obtain the fair value assigned to the security upon the sale of such security.

SHAREHOLDER SERVICES PLANS

Forward Funds has adopted a Shareholder Services Plan with respect to the Institutional Class shares of each Fund. Under the Shareholder Services Plan, a Fund is authorized to pay third party service providers for certain expenses incurred in connection with providing services to shareholders of each respective class. Payments under the Shareholder Services Plan for Institutional Class shares are calculated daily and paid monthly at an annual rate not to exceed 0.05% of the average daily net assets attributable to the Institutional Class shares of a Fund.

Because these fees are paid out of assets attributable to the Fund’s Institutional Class shares on an on-going basis, over time these fees will increase the cost of an investment in such shares and may cost more than other types of sales charges.

OTHER PAYMENTS TO INTERMEDIARIES

Forward Management may enter into revenue sharing arrangements with selected financial intermediaries. Revenue sharing arrangements occur when Forward Management agrees to pay out of its own resources (that may include legitimate profits from providing advisory services to each Fund) to financial intermediaries cash compensation in addition to any sales charges, distribution fees, service fees or other expenses paid by a Fund or its shareholders as disclosed in the Fund Fees and Expenses tables in this Prospectus. Revenue sharing arrangements may include payments for shelf space and marketing support to distribute a Fund’s shares, as well as compensation for shareholder recordkeeping, processing, accounting and/or other administrative or distribution services in connection with the sale or servicing of shares of a Fund. This compensation may be more or less than the overall compensation received by financial intermediaries with respect to other investment products and may influence financial intermediaries to present a Fund or make it available to their customers. You may ask your financial intermediary for more information about these payments.

DIVIDENDS AND TAXES

Each Fund, except for the Forward Real Estate Fund, expects to declare and pay dividends of net investment income and capital gain distributions annually, if available. The Forward Real Estate Fund expects to declare and pay income dividends monthly and capital gains distributions annually, if available. A shareholder will automatically receive all income, dividends and capital gain distributions in additional full and fractional shares, unless the shareholder elects to receive dividends or distributions in cash. To elect to receive your dividends in cash or to revoke your election, call (800) 999-6809, or write to us at Forward Funds, P.O. Box 1345, Denver, CO 80201.

FEDERAL TAXES

The following information is meant only as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax advisor for advice about the particular Federal, state and local or foreign tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year.

Although a Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. The tax status of a particular distribution generally will be the same for all of a Fund’s shareholders. Except as described below, it does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gain distribution, it will be taxable to you at your long-term capital gain rate.

Dividends attributable to interest are not eligible for the reductions in rates described below. Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and on certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by a Fund are generally taxed to individual taxpayers:

•	Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%;

•	Distributions of earnings from dividends paid by certain “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends;

•	A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate;

•

Distributions of earnings from non-qualifying dividends, interest income (including interest income from fixed-income securities), other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared. Each year, the Funds will send shareholders tax reports detailing the tax status of any distributions for that year.

Shareholders who are not subject to tax on their income, such as qualified retirement accounts and other tax-exempt investors, generally will not be required to pay tax on distributions.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange a Fund’s shares for shares of another fund, you may be treated as if you sold them and any gain on the transaction may be subject to Federal income tax. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

As with all mutual funds, each Fund may be required to withhold U.S. Federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. Federal income tax liability.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS

The Forward Real Estate Fund, the Forward International Real Estate Fund, the Forward Select Income Fund and the Forward Global Infrastructure Fund each plan to, and each other Forward Fund may invest in real estate investment trusts (REITs). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs primarily invest directly in real property and derive income from the collection of rents. Equity REITs may also sell properties that have appreciated in value and thereby realize capital gains. Mortgage REITs invest primarily in real estate mortgages and derive income from interest payments. Like regulated investment companies, REITs are not taxed on income distributed to shareholders if the REITs comply with Code requirements.

REITs pay distributions to their shareholders based upon available cash flow from operations. In many cases, because of “non-cash” expenses such as property depreciation, an equity REIT’s cash flow will exceed its earnings and profits. Distributions received from a REIT do not qualify for the intercorporate dividends-received deductions and are taxable as ordinary income to the extent of the REIT’s earnings and profits. Distributions in excess of a REIT’s earnings and profits are designated as return of capital and are generally not taxable to shareholders. However, return of capital distributions reduce tax basis in the REIT shares. Once a shareholder’s cost basis is reduced to zero, any return of capital is taxable as a capital gain. The Funds intend to include the gross dividends received from such REITs in its distributions to shareholders, and accordingly, a portion of that fund’s distributions may also be designated as a return of capital. REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to extend the deadline for issuance of Forms 1099-DIV beyond January 31.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds discloses all portfolio holdings of the Funds as of the end of each month on its web site at www.forwardfunds.com. Portfolio holdings as of month-end are posted on the 21st day of the next succeeding month (or, if the 21st day is not a Business Day, then on the next Business Day). The portfolio holdings for each month remain available on the web site for a minimum of six months following the date posted.

A description of Forward Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the SAI.

GENERAL INFORMATION

You can obtain current price, yield and other performance information on any of the Forward Funds between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time Monday through Friday by calling (800) 999-6809. You can request shareholder reports that contain performance information. These are available free of charge.

Our shareholders receive unaudited semi-annual reports and annual reports that have been audited by independent accountants. In addition to information available in annual and semi-annual reports, quarterly portfolio holdings information for the first and third fiscal quarters is available on the SEC’s website at www.sec.gov. If you have any questions about Forward Funds, write to Forward Funds, P.O. Box 1345, Denver, CO 80201 or call (800) 999-6809.

You should rely only on the information provided in this Prospectus and the SAI concerning the offering of each Fund’s shares. We have not authorized anyone to give any information that is not already contained in this Prospectus and the SAI. Shares of the Forward Funds are offered only where the sale is legal.

FORWARD FUNDS PRIVACY POLICY

Forward Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non-affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Forward Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies will apply to you and ours will not.

EXHIBIT D

FINANCIAL HIGHLIGHTS OF THE FORWARD REAL ESTATE FUND

(INVESTOR CLASS SHARES)

Financial Highlights

For a share outstanding throughout the periods presented.

Forward Real Estate Fund

INVESTOR CLASS
	YEAR ENDED DECEMBER 31, 2008(a)	YEAR ENDED DECEMBER 31, 2007		YEAR ENDED DECEMBER 31, 2006(b)		YEAR ENDED DECEMBER 31, 2005	YEAR ENDED DECEMBER 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$14.30	$20.66		$16.69		$16.62	$14.01

INCOME/(LOSS) FROM OPERATIONS:
Net investment income	0.22	0.30		0.13		0.33	0.34
Net realized and unrealized gain/(loss) on investments	(5.88)	(3.21)		5.08		1.47	3.62

Total from Investment Operations	(5.66)	(2.91)		5.21		1.80	3.96

LESS DISTRIBUTIONS:
From investment income	(0.19)	(0.27)		(0.27)		(0.22)	(0.59)
From capital gains	(0.09)	(3.18)		(0.97)		(1.50)	(0.76)
Tax return of capital	(0.01)	—		—		(0.01)	—

Total Distributions	(0.29)	(3.45)		(1.24)		(1.73)	(1.35)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	—	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(5.95)	(6.36)		3.97		0.07	2.61

NET ASSET VALUE, END OF PERIOD	$8.35	$14.30		$20.66		$16.69	$16.62

TOTAL RETURN	(39.88)%	(15.30)%		31.24%		11.01%	28.77%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000s)	$19,065	$38,962		$48,450		$43,288	$48,346

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.53%	1.22%		0.70%		1.98%	2.23%
Operating expenses including reimbursement/waiver	1.47%	1.41	%(f)	1.35	%(d)	1.79%	1.85%
Operating expenses excluding reimbursement/waiver	N/A	N/A		N/A	(e)	N/A (e)	N/A (e)

PORTFOLIO TURNOVER RATE	7%	40%		19%		21%	32%

(a)	Prior to January 20, 2009, the Forward Real Estate Fund was known as the Forward Progressive Real Estate Fund.
(b)	Prior to October 30, 2006, the Forward Progressive Real Estate Fund was known as the Forward Uniplan Real Estate Investment Fund.
(c)	Amount represents less than $0.01 per share.
(d)	Effective January 2, 2006, the net expense limitation changed from 1.79% to 1.69%.
(e)	Not applicable, no reimbursements were made by the Advisor.
(f)	Effective January 2, 2007, the Advisor had not agreed to limit the expenses.

D-1

EXHIBIT E

The following chart provides a summary of certain similarities and differences between the forms of organization of the Funds

	Forward Funds (a Delaware statutory trust)	Kensington Funds (a Delaware statutory trust)
Quorum of shareholders	One third of shares entitled to vote.	33 1/3% of the shares entitled to vote.

Can the Fund issue an unlimited number of shares?	Yes.	Yes.

Do the Trustees have the power to materially amend the governing instrument without shareholder approval?	Yes.[1]	Yes.[2]

Can the Trustees amend the by-laws without shareholder approval?	Yes.	Yes.[3]

Is termination of the trust (as opposed to a series thereof) possible without shareholder approval?	Yes.[4]	Yes.

[1]

Provided that before adopting any such amendment without approval of the Shareholders, the Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that approval of the Shareholders is not required by the 1940 Act or other applicable law. If Shares have been issued, approval of the Shareholders shall be required to adopt any amendments that would adversely affect to a material degree the rights and preferences of the Shares of any Series or which would materially increase or decrease the par value of the Shares of any Series in a manner disproportionate to any other Shares.

[2]

Shareholders shall have the right to vote on: i) any amendment that would affect their right to vote granted in Article V, Section 1 of the Declaration of Trust; ii) any amendment to Article VIII, Section 5 of the Declaration of Trust; iii) any amendment that may require their vote under applicable law or by the Trust’s registration statement, as filed with the Commission; and iv) any amendment submitted to them for their vote by the Trustees.

[3]

Provided that no restatement, amendment, supplement or repeal hereof shall limit the rights to indemnification or insurance provided in Article VII of the Declaration of Trust with respect to any acts or omissions of Trustees, officers or agents (as defined in Article VII) of the Trust prior to such amendment.

[4]	Subject to the right of Shareholders, if any, to vote pursuant to Section 7.1 of the Declaration of Trust.

E-1

	Forward Funds (a Delaware statutory trust)	Kensington Funds (a Delaware statutory trust)
Can the Trustees act without a meeting?	Yes.[5]	Yes.[6]

Trustee liability other than what the federal securities laws already prescribe?	No.[7]	No.[8]

Shareholder liability?	No.	No.

Term of office of Trustees	Until he or she dies, resigns, is declared bankrupt or incompetent by a court, or is removed.	Until he or she dies, resigns, has reached the mandatory retirement age, if any, set by Trustees, is declared incompetent, or is removed.

Vote required for reorganization	Subject to right of Shareholders, if any, to vote pursuant to Section 7.1 of the Declaration of Trust.	Trustees may, without Shareholder approval.

Rights of Inspection?	No provision.	No, except as conferred by law or otherwise by the Trustees or by resolution of the Shareholders.

[5]	If all Trustees consent in writing.
[6]	If a majority of Trustees consent to action in writing.
[7]	Unless willful misfeasance, bad faith, gross negligence or reckless disregard.
[8]	Unless willful misfeasance, bad faith, gross negligence or reckless disregard.

E-2

PART B

The Forward Funds

Statement of Additional Information

            , 2009

Acquisition of the Assets and Liabilities of Kensington Real Estate Securities Fund, Kensington Strategic Realty Fund, Kensington International Real Estate Fund, Kensington Global Real Estate Fund, Kensington Global Infrastructure Fund and Kensington Select Income Fund (the “Kensington Funds”)

(each a series of The Kensington Funds)

4 Orinda Way, Suite 200C

Orinda, California 94563

By and in Exchange for Shares of Forward Real Estate Fund, Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund

(each a series of The Forward Funds)

433 California Street, 11th Floor

San Francisco, California 94104

This Statement of Additional Information is available to the shareholders of the Kensington Funds in connection with a proposed transaction whereby all of the assets and liabilities of the Funds will be transferred to the Forward Fund identified opposite its name:

Kensington Funds	Forward Funds

Kensington Real Estate Securities Fund	Forward Real Estate Fund (formerly the Forward Progressive Real Estate Fund)

Kensington Strategic Realty Fund	Forward Strategic Realty Fund

Kensington International Real Estate Fund and Kensington Global Real Estate Fund	Forward International Real Estate Fund

Kensington Global Infrastructure Fund	Forward Global Infrastructure Fund

Kensington Select Income Fund	Forward Select Income Fund

This Statement of Additional Information of the Forward Funds also includes the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The Statement of Additional Information for the Forward Real Estate Fund (Class A, C, and Institutional Class shares) dated May 1, 2008, as supplemented (Accession Number 0001193125-08-095055);

2.	The Financial Statements of the Forward Real Estate Fund as included in the Fund’s Annual Report filed for the year ended December 31, 2008 (Accession Number 0001193125-09-048171);

3.	The Statement of Additional Information for the Kensington Funds (Class A, B, C and Y Class shares) dated May 1, 2008, as supplemented (Accession Number 0000950152-08-00349); and

4.	The Financial Statements of the Kensington Funds as included in the Funds’ Annual Report for the year ended December 31, 2008 (Accession Number 0001206774-09-00469).

This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated             , 2009 relating to the reorganization of the Kensington Funds may be obtained, without charge, by contacting The Kensington Funds, 4 Orinda Way, Suite 200C, Orinda, California 94563 or call toll-free 1-(800) 253-2949. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

STATEMENT OF

ADDITIONAL INFORMATION DATED

            , 2009

ORGANIZATION OF FORWARD FUNDS

The Trust is an open-end management investment company, commonly known as a mutual fund. The Trust offers multiple series known as the Forward Funds, some of which are discussed in this SAI, and multiple series known as the Accessor Funds.

This SAI pertains to Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares of the Funds.

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of shares of the Forward Funds have one vote for each share held, and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

MANAGEMENT OF THE FUND

Board of Trustees

The Trust’s Board of Trustees oversees the management and business of the Funds. The Trustees are elected by shareholders of the Trust, or, in certain circumstances, may be appointed by the other Trustees. There are currently four Trustees, three of whom are not “interested persons” of the Trust as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Trustees and Officers of the Trust, along with their affiliations over the last five years, are set forth below.

INDEPENDENT TRUSTEES:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Haig G. Mardikian Age: 61	Chairman	Since 1998+	Owner of Haig G. Mardikian Enterprises, a real estate investment business (1971 to present); General Partner of M&B Development, a real estate investment business (1982 to present); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (1983 to present); Vice Chairman and Trustee of the William Saroyan Foundation (1992 to present) and President (2007 to present); Mr. Mardikian served as Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001) and Chairman and Director of SIFE Trust Fund (1978 to 2002). Trustee of the International House of UC Berkeley (2001 to present); Director of Near East Foundation (2005 to present); President of Foundation of City College San Francisco (2006 – present); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2006); Trustee of the Herbert Hoover Presidential Library (1997 to present); Trustee of the Herbert Hoover Foundation (2002 to present); Board of Overseers of Hoover Institution (2006 – present); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006).	35	None

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Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
Donald O’Connor Age: 72	Trustee	Since 2000+	Financial Consultant (1997 to present); Retired Vice President of Operations, Investment Company Institute (“ICI”), a mutual fund trade association (1969 to 1993); Executive Vice President and Chief Operating Officer, ICI Mutual Insurance Company, an insurance company (1987 to 1997); Chief, Branch of Market Surveillance, Securities and Exchange Commission (1964 to 1969).	35	Trustee of the Advisors Series Trust (15) (1997 to present).

DeWitt F. Bowman Age: 78	Trustee, Audit Committee Chairman	Since 2006 (Director of Forward Funds, Inc. since 2000)+	Principal, Pension Investment Consulting, a consulting company (1994 to present); Interim Treasurer and Vice President for Investments, Regents of the University of California (2000 to 2001); Treasurer of Pacific Pension Institute, a non-profit education organization (1994 to 2002); Treasurer of Edgewood Center for Children and Families, a non-profit care center (1994 to 2004); Director, Episcopal Diocese of California, a nonprofit religious organization (1964 to present); Director RREEF America Fund, a real estate investment trust (1994 to 2006); Trustee of the Pacific Gas and Electric Nuclear Decommissioning Trust Fund, a nuclear decommissioning trust (1994 to present).	35

Trustee, Brandes

Institutional International Fund (May 1995 to present); Director, RREEF America III (December 2002 to Present); Trustee, Sycuan Funds (September 2003 to present); Trustee, Brandes Sep Man Acct Reserve Trust (February 2005 to present);

PCG Private Equity Fund (March 1994 to present).

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INTERESTED TRUSTEE:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee***
J. Alan Reid, Jr. **** Age: 46	President, Trustee	Since 2001+

Chief Executive Officer of Forward Management, LLC, an investment advisor (2001 to present); Chief Executive Officer and Director, ReFlow Management Co., LLC, an investment services company (2001 to present); Chief Executive Officer and Director, ReFlow Fund, an investment services company (2002 to present); Chief Executive Officer, Sutton Place Management, an investment management company (2001 to present); Chief Executive Officer, Sutton Place Associates, LLC, an investment services company, (2001 to present); Chief Executive Officer, FISCOP, LLC, (2001 to present); Chief Executive Officer, Broderick Management, LLC, an investment management company (2001 to present); Senior Vice President, Director of Business Delivery, Morgan Stanley Online, a financial services company (1999 to 2001); Executive Vice President and Treasurer, Webster Investment Management Co., LLC (1998 to 1999); Vice President, Regional Director, Investment Consulting Services, Morgan Stanley, Dean Witter, Discover &Co., a financial services company (1992 to 1998); Vice President of the Board of Trustees of Centerpoint, a public health and welfare organization (1997 to present); Advisory Board Member, Finaplex, a software company (2002 to present); Advisory Board of SunGard Expert Solutions (1998 to present).

				35	Director, FOLIOfn, Inc. (2002 to present).

*	Each Trustee may be contacted by writing to the Trustee, c/o Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, CA 94104.
**	Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust.
***	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act. The parenthetical number represents the number of portfolios within a fund or fund complex.
****	Mr. Reid is considered an interested Trustee because he acts as Chief Executive Officer of Forward Management, LLC, the Fund’s investment advisor, and holds other positions with an affiliate of the Trust.
+	Each Trustee, other than Mr. Bowman has served as Trustee to the Trust since May 1, 2005. However, beginning on the date indicated in the chart, each Trustee served as a director for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005. Mr. Bowman was appointed as Trustee effective January 1, 2006, and served as a director for the nine series of Forward Funds, Inc. since 2000.

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OFFICERS:

Name, Address, and Age*	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Barbara H. Tolle 433 California Street 11th Floor San Francisco, CA 94104 Age: 59	Treasurer, Forward Funds	Since 2006	Director of Fund Accounting and Operations, Forward Management (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1999-2006).

Mary Curran 433 California Street 11th Floor San Francisco, CA 94104 Age: 61	Secretary	Since 2004**	Chief Legal Officer, Forward Management (since 2002); Chief Legal Officer, ReFlow Management Co., LLC (since 2002); General Counsel, Morgan Stanley Online (1997-2002).

Judith M. Rosenberg 433 California Street 11th Floor San Francisco, CA 94104 Age: 60	Chief Compliance Officer and Chief Legal Officer	Since 2006	Chief Compliance Officer, Forward Management (since 2005); First Vice President and Senior Attorney, Morgan Stanley (1984-2005).

Cecilia Herbert*** 433 California Street 11th Floor San Francisco, CA 94104 Age: 60		Since 2009	Director, Barclays iShares Inc. (since 2005); Member of Audit & Governance Committees, Barclays iShares Trust (since 2005); President, Board of Catholic Charities CYO (since 2007); Trustee, Thacher School (since 2002); Chair, Thacher School Investment Committee (since 2005); Chair, Thacher School Finance Committee (2005 - 2008); Director, Women’s Forum West (2004 - 2006); Chair, Investment Committee, Archdiocese of San Francisco (1994 - 2005); Member, Finance Committee, Archdiocese of San Francisco (since 1994); Trustee, Pacific Select Funds (2004 - 2005).

*	Each officer shall hold office at the pleasure of the Board of Trustees until the next annual meeting of the Trust or until his or her successor is duly elected and qualified, or until he or she dies, resigns, is removed or becomes disqualified.
**	Ms. Curran has served as an officer of the Trust since May 1, 2005. However, beginning on the date indicated in the chart, Ms. Curran served as an officer for the nine series of Forward Funds, Inc., which were reorganized as series of the Trust effective July 1, 2005.
***	Ms. Herbert is a member of the Advisory Board of the Trust.

The Board of Trustees has established two standing committees in connection with its governance of the Fund: Audit and Nominating Committees. The Audit Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor. The functions performed by the Audit Committee include, among other things, considering the matters pertaining to the Trust’s financial records and internal accounting controls and acting as the principal liaison between the Board and the Trust’s independent registered public accounting firm. During the fiscal year ended December 31, 2008 the Audit Committee convened 5 times.

The Nominating Committee consists of three members: Messrs. Bowman, Mardikian, and O’Connor. The function performed by the Nominating Committee is to select and nominate candidates to serve as non-interested Trustees (including considering written nominations from shareholders delivered to the Trust at its address on the cover of this SAI), and approve officers and committee members. During the fiscal year ended December 31, 2008, the Nominating Committee convened three times.

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The following table sets forth information regarding the ownership of the Funds by each of the Trustees, and information regarding the aggregate ownership by each Trustee of the Forward Funds.

Information As Of December 31, 2008

INDEPENDENT TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Haig G. Mardikian	B	C
Donald O’Connor	A	E
DeWitt F. Bowman	A	D

INTERESTED TRUSTEE:

Name of Trustee	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
J. Alan Reid, Jr.	C	E

*	Key to Dollar Ranges
A	None
B	$1-$10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	Over $100,000

As of December 31, 2008, no Trustee who is not an interested person of the Trust owned any securities of the Fund’s Investment Advisor, any of the Funds’ Sub-Advisors, ALPS Distributors, Inc. (the “Distributor”) or their affiliates.

Trustee Compensation

The Trust pays each independent Trustee a retainer fee in the amount of $25,000 per year, $10,000 each for attendance in person at a regular meeting ($5,000 for attendance via telephone at a regular meeting). The Forward Funds also pay each independent Trustee $3,000 for attendance in person at each special meeting or committee meeting that is not held in conjunction with a regular meeting, $2,250 for attendance at a special telephonic meeting, and $1,000 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees and the Chairman of the Audit Committee each receive a special retainer fee in the amount of $10,000 per year. The interested Trustee does not receive any compensation by the Forward Funds. Officers of the Trust and Trustees who are affiliated persons of the Forward Funds, their investment advisor or sub-advisors do not receive any compensation from the Trust or any other funds managed by the Forward Funds’ investment advisor or sub-advisors. As discussed below in “Investment Advisory and Other Services – Other Service Providers,” the Trust has agreed to compensate the Investment Advisor for, among other expenses, providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the Forward Funds, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Forward Funds.

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Compensation Received From Funds(1)

Name and Position	Aggregate Compensation From Trust			Pension or Retirement Benefits Accrued As Part of Funds’ Expenses			Estimated Annual Benefits Upon Retirement			Total Compensation From Trust and Fund Complex(2)
J. Alan Reid, Jr. Trustee*		None			None			None			None
Haig G. Mardikian, Trustee	$	[60,500	]	$	[0	]	$	[0	]	$	[60,500	]
Donald O’Connor, Trustee	$	[43,500	]	$	[0	]	$	[0	]	$	[43,500	]
DeWitt F. Bowman, Trustee	$	[60,500	]	$	[0	]	$	[0	]	$	[60,500	]

*	Interested
(1)	Estimated for the Funds’ first full fiscal year.
(2)	The Fund Complex consists of the Trust, which currently consists of thirty-five series.

Trustee and Officer Indemnification

The Declaration of Trust provides that the Trust will indemnify the Trustees and may indemnify its officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Trust that they have acted in bad faith, with reckless disregard of their duties, willful misconduct or gross negligence. The Trust, at its expense, may provide liability insurance for the benefit of its Trustees and its officers.

PORTFOLIO HOLDINGS DISCLOSURE

Forward Funds has adopted policies and procedures related to the selective disclosure of portfolio holdings (“Disclosure Policies”). The Disclosure Policies provide that it is the policy of the Funds and their service providers to protect the confidentiality of their holdings and prevent the selective disclosure of non-public information about the Funds’ portfolio holdings. The Disclosure Policies are designed to address conflicts of interest between each Fund’s shareholders and its Investment Advisor, principal underwriter or any affiliated person of such entities by limiting and delineating the circumstances under which non-public information about each Fund’s portfolio holdings may be disseminated. No information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except in limited circumstances, as described below.

Violations of the Disclosure Policies must be reported to the Trust’s Chief Compliance Officer. If the Chief Compliance Officer, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report it to the Trust’s Board of Trustees, as required by Rule 38a-1.

Disclosures Required by Law

Nothing contained in the Disclosure Policies is intended to prevent the disclosure of portfolio holdings information as may be required by applicable laws and regulations. For example, a Fund or any of their affiliates or service providers may file any report required by applicable law, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission, respond to requests from regulators, and comply with valid subpoenas.

Public Disclosures on Web Site

Forward Funds discloses the portfolio holdings of each Fund, as of the end of each month on its web site at www.forwardfunds.com. Portfolio holdings as of month-end will be posted on the 21st day of the next succeeding month (or, if the 21st day is not a business day, then on the next business day). The portfolio holdings for each month will remain available on the web site for a minimum of six months following the date posted. In addition, the Forward Funds may, at the discretion of the Investment Advisor, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via the Funds’ website or other means.

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Confidential Dissemination of Portfolio Holdings

The Funds may disclose portfolio holdings, under Conditions of Confidentiality, as defined herein, before their public disclosure is required or authorized by policy as above, to service providers, to data aggregators, and to mutual fund evaluation and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. Holdings authorized to be disclosed may be disclosed by officers of the Fund, the Investment Advisor, or service providers in possession of such information. Such holdings are released under conditions of confidentiality. “Conditions of Confidentiality” means that:

(a)	the recipient may not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Funds before the portfolio holdings or results of the analysis become public information; and

(b)	the recipient must sign a written Confidentiality Agreement in form and substance acceptable to the Funds’ Chief Compliance Officer which, among other things, provides that the recipient of the portfolio holdings information agrees to limit access to the information to those persons who are subject to confidentiality obligations, and includes an obligation not to trade on non-public information.

The Trust’s Board of Trustees or Chief Compliance Officer may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those imposed by the Disclosure Policies, or may approve exceptions or revisions to the Disclosure Policies. For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities. The Disclosure Policies may not be waived, or exceptions made, without the consent of the Trust’s Board of Trustees or Chief Compliance Officer.

The Board of Trustees will review at least annually a list of the entities that have received such information, the frequency of such disclosures and the business purpose therefore. Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The identity of the entities with which Forward Funds has ongoing arrangements to provide portfolio holdings information under Conditions of Confidentiality, the frequency with which they receive such information and the length of the lag between the date of the information and the date it is disclosed is provided below:

1.	FactSet Research Systems Inc. - Daily for the Funds with no delay.

2.	Electra Information Systems Inc. – Daily for the Funds with no delay.

The policy also permits the daily or less frequent disclosure of any and all portfolio information to each Fund’s service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as each Fund’s custodian, fund accountants, investment advisor and sub-advisors, administrator, independent public accountants, attorneys, officers and directors and each of their respective affiliates and advisors, who are subject to duties of confidentiality imposed by law and/or contract, including a duty not to trade on non-public information.

Analytical Information

Each Fund or its duly authorized service providers may distribute the following information concerning the Fund’s portfolio before disclosure of all portfolio holdings is made as discussed above, provided that the information has been publicly disclosed (via the Fund’s website or otherwise):

•	Top Twenty-five Holdings. Top twenty-five holdings and the total percentage of the Fund such aggregate holdings represent.

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•	Sector Holdings. Sector information and the total percentage of the Fund held in each sector.

•	Other Portfolio Characteristic Data. Any other analytical data that does not identify any specific portfolio holding.

Press Interviews, Broker Discussions, etc.

Portfolio managers and other senior officers or spokespersons of each Fund may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these Disclosure Policies. For example, a portfolio manager discussing a particular Fund may indicate that he or she likes and/or owns for the Fund a security only if the Fund’s ownership of such security has previously been publicly disclosed (and the statement is otherwise accurate and not misleading).

Trading Desk Reports

The trading desks of the Funds’ Investment Advisor may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Research Coverage

The Funds’ Investment Advisor may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the Funds and securities which may be purchased for the Funds. In no case will a list specifically identify an issuer’s securities as either currently held or anticipated to be held by the Funds or identify Fund position sizes.

Conflicts of Interest

Whenever portfolio holdings disclosure made pursuant to the Disclosure Policies involves a conflict of interest between a Fund’s shareholders and the Fund’s Investment Advisor, Distributor or any affiliated person of the Fund, the disclosure may not be made unless a majority of the independent Trustees or a majority of a Board committee consisting solely of independent Trustees approves such disclosure after considering the best interests of shareholders and potential conflicts in making such disclosures. The Funds, the Funds’ Investment Advisor will not enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisor

Forward Management, LLC (“Forward Management” or the “Investment Advisor”) serves as the investment advisor for each Fund. Forward Management has the authority to manage each Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to general supervision of the Trust’s Board of Trustees. Forward Management also has the authority to engage the services of different sub-advisors with the approval of the Trustees of the Funds and each Fund’s shareholders. Forward Management also provides the Funds with ongoing management supervision and policy direction.

Forward Management is a registered investment Advisor under the Investment Advisers Act of 1940 (“Advisers Act”). Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. Forward Management’s ownership interests are held approximately as follows: Gordon P. Getty, Chairman of the Board (35%); ReFlow Forward Holding Company, an entity controlled by Mr. Getty (35%); management and employees (26%); and unaffiliated outside investors (4%).

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Sub-Advisor

Forward Real Estate Fund

Forward Management has engaged the services of Forward Uniplan Advisors, Inc. (“Uniplan”) to act as sub-advisor for the Real Estate Fund. Uniplan is an investment management and counseling firm founded in 1984 and is registered under the Advisers Act. Uniplan is located 22939 W. Overson Road, Union Grove, WI 53182. As of December 31, 2008 Richard Imperiale, President, owns 80% of the outstanding shares of Uniplan. In addition, Forward Management holds a 20% ownership interest in Uniplan and has an option to purchase an additional 5% ownership interest. Uniplan had approximately $435 million in assets under management as of December 31, 2008. Uniplan uses a value-oriented quantitative approach to investing in equity, fixed income and REIT securities. Uniplan provides investment advice to other mutual funds, institutional clients and individual clients with substantial investment portfolios. Richard Imperiale is the President, founder and controlling person of Uniplan.

Investment Management and Sub-Advisory Agreements

Each Fund pays an investment advisory fee, which is computed daily and paid monthly, at the following annual rates based on the average daily net assets of the respective Fund:

Fund	Advisory Fee
Forward Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Forward Strategic Realty Fund	1.00%

Forward Select Income Fund	1.00%

Forward Global Infrastructure Fund	0.90%

Forward International Real Estate Fund	1.00%

From time to time, the Investment Advisor may waive receipt of its fees and/or voluntarily assume certain Fund expenses, which would have the effect of reducing the Fund’s expense ratio and increasing returns to shareholders at the time such amounts are waived or assumed, as the case may be. Each class of shares of the Fund pays its respective pro rata portion of the advisory fees payable by the Fund.

The Investment Advisor has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Forward Select Income Fund to the extent necessary to maintain the Fund’s Total Fund Operating Expenses for Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares at 1.60%, 2.35%, 2.35%, 1.55%, 1.75% and 1.35%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Forward Select Income Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

The Investor Advisor has contractually agreed, until June 30,2011, to waive fees and/or reimburse the Forward Strategic Realty Fund to the extent necessary to maintain the Fund’s Total Fund Operating Expenses for Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class at 2.15%, 2.90%, 2.90%, 2.10%, 2.30% and 1.90%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Forward Strategic Realty Fund has agreed to payor repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

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The Investment Advisor has contractually agreed, until June 30, 2011, to waive fees and/or reimburse the Forward Global Infrastructure Fund to the extent necessary to maintain the Fund’s Total Fund Operating Expenses for Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares at 1.50%, 2.25%, 2.25%, 1.45%, 1.65% and 1.25%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Forward Global Infrastructure Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

The Investment Advisor has contractually agreed, until June 30, 2011, to waive fees and/or reimburse each of the Forward International Real Estate Fund to the extent necessary to maintain the Fund’s Total Fund Operating Expenses for Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares at 1.65%, 2.40%, 2.40%, 1.60%, 1.80% and 1.40%, respectively, provided that these limits do not apply to increases due to brokerage costs, interest, taxes and dividends and extraordinary expenses. The Forward International Real Estate Fund has agreed to pay or repay fees that were waived or reimbursed for a period up to three years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a Class to exceed the above limits.

Under the terms of the investment advisory contract between the Trust and the Investment Advisor (the “Investment Management Agreement”), the Investment Advisor provides a program of continuous investment management for the Fund with regard to the Fund’s investment of their assets in accordance with the Fund’s investment objectives, policies and limitations. In providing investment management services to the Fund, the Investment Advisor will: (a) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisors for the Fund, in which case any of the duties of the Investment Advisor under the Investment Management Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Fund, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Investment Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Fund; (d) furnish to the Fund the services of its employees and agents in the management and conduct of the corporate business and affairs of the Fund; (e) if requested, and subject to certain reimbursement provisions of the Investment Management Agreement with respect to the Chief Compliance Officer of the Trust, provide the services of its officers as officers or administrative executives of the Fund of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Fund), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Fund. Under the Investment Management Agreement, the Investment Advisor is also authorized to enter into brokerage transactions, including with brokers affiliated with the Investment Advisor, with respect to the Fund’s portfolio securities, always subject to best execution. The Investment Management Agreement authorizes the Fund to use soft dollars to obtain research reports and services and to use directed brokerage on behalf of the Fund, however the Investment Advisor reviews such transactions on a quarterly basis. The Investment Advisor may also aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Investment Advisor or with accounts of the Investment Advisor’s affiliates, if in the Investment Advisor’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund.

The Investment Advisor compensates the Sub-Advisor out of the Investment Advisor’s revenues. All fees paid to the Investment Advisor by the Fund are computed and accrued daily and paid monthly based on the net asset value of shares of the Fund.

The following table describes the advisory fees paid by the Fund to Forward Management and the fee(s) waived by Forward Management for the last three fiscal years ended December 31, 2008.

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	Gross Advisory Fees paid by Fund	Fees Waived by Forward Management	Net Advisory Fees Paid
Fiscal Year Ended December 31, 2008
Forward Real Estate Fund	$303,340	$0	$303,340

Fiscal Year Ended December 31, 2007
Forward Real Estate Fund	$425,061	$0	$425,061

Fiscal Year Ended December 31, 2006
Forward Real Estate Fund	$392,209	$0	$392,209

Before the Predecessor Funds were reorganized into the Funds, investment advisory services for the Predecessor Funds were provided by Kensington Investment Group, Inc. (the “Predecessor Advisor”). The following table describes the advisory fees paid by each operational Fund to the Predecessor Advisor and the fee(s) waived by the predecessor Advisor for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008.

	Gross Advisory Fees paid by Fund		Fees Waived by Predecessor Advisor		Net Advisory Fees Paid
Fiscal Year Ended December 31, 2008
Forward Select Income Fund		$4,745,605		$0		$4,745,605
Forward Strategic Realty Fund		$279,549		$0		$279,549
Forward Global Infrastructure Fund		$1,425,517		$299,818		$1,125,699
Forward International Real Estate Fund		$1,795,394		$177,874		$1,617,520

Fiscal Year Ended December 31, 2007
Forward Select Income Fund		$7,297,053		$0		$7,297,053
Forward Strategic Realty Fund		$6,319,178		$0		$0
Forward Global Infrastructure Fund(1)		$209,420		$76,310		$133,110
Forward International Real Estate Fund		$2,594,473		$0		$2,594,473

Fiscal Year Ended December 31, 2006
Forward Select Income Fund		$7,284,158		$0		$7,284,158
Forward Strategic Realty Fund		$6,067,157		$0		$0
Forward Global Infrastructure Fund(1)	$	N/A	$	N/A	$	N/A
Forward International Real Estate Fund(2)		$274,812		$0	$	N/A

(1)	The Forward Global Infrastructure Fund commenced operations on June 29, 2007.
(2)	The Forward International Real Estate Fund commenced operations on April 28, 2006.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement for the Funds will be available in the Forward Funds’ semi-annual report for the period ended June 30, 2009.

For the services provided pursuant to the Sub-Advisory Agreement with Forward Management, the Sub-Advisor receives an annual fee from Forward Management at the following annual rates based on the average daily net assets of the Fund:

Fund	Sub-Advisory Fee
Forward Real Estate Fund	0.60% through $100 million 0.55% over $100 million through $500 million 0.45% over $500 million

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A discussion regarding the basis for the Board of Trustees’ approval of the Investment Management Agreement and investment sub-advisory contract for the Fund is available in Forward Funds’ annual reports for the most recent fiscal year ended December 31, 2008.

Portfolio Managers

Forward Uniplan Advisors, Inc.:

Forward Real Estate Fund

Richard Imperiale, President of Uniplan, is responsible for the day-to-day management of the Fund. The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Imperiale managed as of December 31, 2008:

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	1	$22.81	0	$0.0
Other pooled investment vehicles	0	$0.0	0	$0.0
Other accounts	2,071	$412.9	0	$0.0

Potential conflicts of interest may arise because Uniplan engages in portfolio management activities for other clients. Uniplan has adopted trade allocation and aggregation procedures (the “Allocation and Aggregation Procedures”) to accommodate the investment needs of all its clients, to promote equitable allocation of investment opportunities, and to prevent the investment activities of some clients from conflicting with those of others. The Allocation and Aggregation Procedures include procedures for aggregating orders for all accounts buying or selling a security on a particular day and allocation of the resulting transaction among participating accounts on an average price basis in proportion to their respective participation in the initial order. If the order is only partially filled, it generally will be allocated proportionately based on the allocation determination. The portfolio manager may determine in special circumstances to allocate the fill using other appropriate criteria, such as when the portfolio manager determines that the amount of shares acquired within the desired price range is too small for proportionate allocation, or if a client has a unique investment objective and the security being acquired meets that investment objective.

Uniplan has also adopted a Code of Ethics that governs the personal securities trading activities of all Uniplan employees. Under the Code, trading by all employees and other associated persons for their own accounts is subject to internal review and pre-clearance by the senior portfolio manager, and may be restricted in recognition of impending investment decisions on behalf of clients and other factors.

The portfolio manager is compensated by a base salary and an annual bonus. The base salary is determined by level of investment management experience and length of service with the organization. The bonus payment is determined by a number of factors, including, but not limited to, performance of the fund and managed accounts relative to the NAREIT Equity Index for the prior year and trailing three years with an equal weight being given to both periods. Total assets under management are also considered. Additional factors that are considered include the portfolio manager’s contributions to the investment management functions within the company, contributions to the recruitment and development of other investment professionals and supporting staff, and overall contributions to marketing, client service

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and strategic planning for the organization. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives in total. The ultimate goal of the compensation package is to foster a high level of cooperation among the investment management team with a focus on overall the best interest of the clients.

The following table sets forth information regarding the ownership of the Fund by the portfolio managers responsible for the day-to-day management of the Fund’s portfolio, and information regarding the aggregate ownership by each such portfolio manager of the Forward Funds.

Information as of December 31, 2008

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Rick Imperiale	Forward Real Estate Fund	[E]	[E]

*	Key to Dollar Ranges
A	None
B	$1 - $10,000
C	$10,001 - $50,000
D	$50,001 - $100,000
E	$100,001 - $500,000
F	$500,001 - $1,000,000
G	Over $1,000,000

Allocation of Investment Opportunities

Because the portfolio manager discussed above generally manage multiple accounts with similar investment objectives and strategies, the Sub-Advisor is subject to portfolio security allocation procedures which are intended to ensure that limited investment opportunities are allocated in a fair and equitable manner among the Sub-Advisor’s various client accounts. Where the Sub-Advisor seeks to purchase securities for the account of the Fund and other clients, but is unable to obtain the desired amount of the securities, the available amount is generally allocated pro-rata among the Fund and other participating accounts, with limited exceptions.

Hiring Sub-Advisors without Shareholder Approval

No Fund currently employs a sub-advisor but any of them may do so in the future. Forward Management and Forward Funds have received an exemptive order from the SEC that permits Forward Management, subject to the approval of the Board of Trustees of Forward Funds, to hire and terminate non-affiliated sub-advisors or to materially amend existing sub-advisory agreements with non-affiliated sub-advisors for the Funds without shareholder approval. Pursuant to such exemptive relief, shareholders of the affected Fund will be notified of the hiring of a sub-advisor or sub-advisor changes within 90 days after the effective date of such change.

Portfolio Manager

Forward Management, LLC:

The portfolio managers for the Forward Select Income Fund, Forward Global Infrastructure Fund and Forward International Real Estate Fund, are Jim O’Donnell, CFA (all Funds), Joel Beam (Forward Select Income Fund), Paul Gray (Forward International Real Estate Fund), Michael McGowan (Forward International Real Estate Fund), and Aaron Visse, CFA (Forward Global Infrastructure Fund).

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The tables below include details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. O’Donnell, Mr. Beam, Mr. Gray, Mr. McGowan, and Mr. Visse, managed as of December 31, 2008.

Jim O’Donnell

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	9	$1776.32	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	2	$1.7	0	$0

Joel Beam

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	1	$404.02	0	$0
Other pooled investment vehicles	2	$7.05	0	$0
Other accounts	0	$0	0	$0

Paul Gray

Type of Account	Number* of Accounts Managed	Total Assets* Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)*
Registered Investment Companies	3	$153.29	1	$76.68
Other pooled investment vehicles	1	$5.62	0	$0
Other accounts	0	$0	0	$0

Michael McGowan

Type of Account	Number* of Accounts Managed	Total Assets* Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)*
Registered Investment Companies	4	$170.48	1	$76.68
Other pooled investment vehicles	0	$0	0	$0
Other accounts	16	$8.42	0	$0

*	If an account has a co-portfolio manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

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Aaron Visse

Type of Account	Number of Accounts Managed	Total Assets Managed (in Millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Total Assets Managed for which Advisory Fee is Performance- Based (in Millions)
Registered Investment Companies	1	$114.66	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

As of December 31, 2008, none of the portfolio managers responsible for day-to-day management of the Forward Select Income, Forward Global Infrastructure, Forward International Real Estate or Forward Strategic Realty Funds held shares in the Forward Funds, because this date was before the merger of the Forward Funds and the Kensington Funds.

Potential conflicts of interest may arise because Forward Management engages in portfolio management activities for other clients. Forward Management has adopted a portfolio security aggregation and allocation policy, which is designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients. When practicable, buy and sell trades are aggregated and subsequently allocated based on the size of the target position of that security for each client account and the portion of that target position represented by the share quantity included in the aggregated trade. The prices of securities allocated are at the average share price for all transactions in that security for a given aggregated trade order, with all transaction costs shared on a pro rata basis.

Mr. O’Donnell’s compensation consists of a fixed salary and long-term and short-term management incentive programs that are based, in part, on the profitability of Forward Management. To the extent the success of the Fund affects the profitability of Forward Management, it indirectly affects Mr. O’Donnell’s compensation.

The compensation of Messrs. Beam, Gray, McGowan and Visse consists of a fixed salary and bonus. The bonus payment is awarded based on levels of assets under management and portfolio performance relative to the benchmarks for each product managed across 1, 3 and 5 year periods. These benchmarks include the benchmarks for the Funds, which are The Merrill Lynch Preferred Index, FTSE NAREIT Composite Index, S&P Global Infrastructure Index and FTSE EPRA/NAREIT Global Real Estate Index.

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Distributor

Each Fund offers its shares to the public on a continuous basis. Shares of each Fund are distributed pursuant to a Distribution Agreement, dated as of September 30, 2005 (the “Distribution Agreement”), between the Trust, on behalf of the Forward Funds, and the Distributor, ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203 (the “Distributor”). The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds of the Forward Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Codes of Ethics

The Trust, the Investment Advisor, and the Distributor have adopted Codes of Ethics governing personal trading activities of all of their trustees, directors and officers and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Funds or obtain information pertaining to such purchase or sale. The Codes of Ethics permit personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Funds.

The Investment Advisor’s Codes of Ethics is designed to address and avoid potential conflicts of interest relating to personal trading and related activities. The Codes of Ethics instruct the Investment Advisor to always place the interests of shareholders first, ensure that all personal securities transactions are conducted consistent with the Code of Ethics and in such a manner to avoid any actual or potential conflicts of interest or abuse, and prohibits investment company personnel from taking inappropriate advantage of their positions.

The Investment Advisor’s Codes of Ethics prohibits personal trading in certain securities by access persons unless they have received written authorization from the respective Advisor. The Code of Ethics lists situations in which transactions are exempt and thus covered persons may engage in exempted transactions without following the procedures set forth in the Code of Ethics. Access persons are required to make initial and annual reports of their securities holdings and to file quarterly securities transaction reports with the Investment Advisor even if no securities transactions occurred and no new securities accounts were opened during the relevant quarter. Each employee is required to certify that he or she has read, understands and has complied with the Code of Ethics.

The Distributor’s Code of Ethics is designed to clearly state, and inform its access persons about, prohibited activities in which employees may not engage. The Distributor’s Code of Ethics prohibits its access persons from purchasing or selling securities based upon any material nonpublic information to which they have access solely as a result of their employment with the Distributor, and prohibits informing others, who may act on such information, about material nonpublic information about the Distributor or one of its clients.

The Codes of Ethics of the Trust, the Investment Advisor, and the Distributor are on public file with and available from the SEC.

Proxy Voting Policies and Procedures

It is each Fund’s policy that proxies received by the Fund are voted in the best interest of the Fund’s shareholders. The Board of Trustees of the Funds has adopted Proxy Voting Policies and Procedures for the Funds that delegate all responsibility for voting proxies received relating to the Funds’ securities to the Investment Advisor. The Board of Trustees will periodically review and approve the Investment Advisor’s proxy voting policies and procedures and any amendments.

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Proxy Voting Guidelines

Forward Uniplan Advisors, Inc.

As required under the Investment Advisers Act of 1940, Uniplan has adopted Proxy Voting Policies and Procedures for voting proxies received with respect to accounts managed by Uniplan. The Investment Advisers Act of 1940 requires an investment advisor that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the advisor votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures and how they may obtain information regarding how the advisor has voted their proxies.

In instances where there is a potential conflict of interest between Uniplan and its clients with respect to matters relating to proxies, Uniplan will use one of the following methods to vote proxies, the determination of such method to be made based on the clients’ best interest:

1.	provide the client with pertinent information about the matter to be voted on and any potential Uniplan conflict and obtain the client’s consent before voting;

2.	vote securities based on a pre-determined voting policy established by Uniplan;

3.	vote client securities based upon the recommendations of an independent third party; or

4.	request the client to engage another party to determine how the proxies should be voted.

Uniplan will vote proxies related to securities held by any client in client in accordance with specific pre-determined procedures designed to ensure that the best interests of the client are met. Generally, Uniplan will consider only those factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. For instance, proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, Uniplan and its employees will vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Uniplan will, on an annual basis, provide clients with a concise summary of its proxy voting process, and upon request, provide clients with a copy of its Proxy Voting Policies and Procedures and how they can obtain information regarding how their securities were voted.

Forward Management, LLC

For the Forward Funds portfolios for which it exercises proxy voting authority, Forward Management will vote proxies in the best interests of the Funds. Forward Management has contracted with PROXY Governance (“Proxy Governance”) to handle administration and voting of these proxies and has directed Proxy Governance to vote all proxies on behalf of the portfolios of the Forward Funds in accordance with Proxy Governance’s recommendations. Proxy Governance’s stated mission is to provide proxy analysis and recommendations that support the growth of long-term shareholder value. The firm’s approach to enhancing overall corporate value growth through effective proxy voting relies on analysis and recommendations that are developed on an issue-by-company basis. Proxy Governance views proxy issues and provides recommendations in the context of company-specific metrics, taking into account a variety of relevant factors.

Because Forward Management does not exercise discretion in voting proxies for the Forward Funds portfolios but routinely votes proxies according to the Guidelines or the recommendations of Proxy Governance, no potential conflict of interests between Forward Management and a Fund should actually affect the voting of proxies. However, should a conflict arise, Forward Management will use one of the following methods to resolve such conflict, provided such method results in a decision to vote the proxies that is based on the Fund’s best interest and is not the product of the conflict:

•	“echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Forward Management clients; or

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•	if possible, erect information barriers around the person or persons making voting decisions sufficient to insulate the decision from the conflict.

Funds’ Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities from inception through the period ended June 30, 2009 will be available: (1) without charge, upon request, by calling (800) 999-6809; and (2) filed on Form N-PX on the Securities and Exchange Commission’s website at www.sec.gov.

Administrative Services and Transfer Agent

ALPS Fund Services, Inc. (hereinafter “AFS,” “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as each Fund’s administrator and transfer agent. As Administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as Administrator, each Fund pays AFS fees based on the average daily net assets of the Fund, accrued daily and payable monthly by the Fund at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement between the Forward Funds and AFS was effective September 12, 2005. The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms.

Pursuant to an Amended and Restated Transfer Agency and Services Agreement dated November 7, 2008 and effective as of December 1, 2008, AFS acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and automatically renews for successive one-year terms. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

Before the Predecessor Funds were reorganized into the Funds, U.S. Bancorp Fund Services, LLC (“USBFS”) served as administrator, transfer agent and fund accounting agent for the Predecessor Funds. For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, respectively, the operational Funds incurred the following administrative and accounting fees, which were paid to USBFS as follows:

Fund	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
Forward Select Income Fund	$565,720	$802,332	$808,689
Forward Strategic Realty Fund	$288,977	$656,413	$762,125
Forward Global Infrastructure Fund(l)	$228,505	$49,470	N/A
Forward International Real Estate	$237,928	$284,292	$25,729
Fund(2)

(1)	The Forward Global Infrastructure Fund commenced operations on June 29, 2007.
(2)	The Forward International Real Estate Fund commenced operations on April 28, 2006.

Other Service Providers

The Funds pay all expenses not assumed by the Investment Advisor or the Administrator. Expenses paid by the Funds include, but are not limited to: custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping

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expenses; Rule 12b-1 fees and shareholder service fees pursuant to distribution or service plans; costs of designing, printing and mailing reports, Prospectuses, proxy statements and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Funds (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Trustees who are not interested persons of the Trust; association dues; costs of stationery and forms prepared exclusively for the Funds; and trade organization dues and fees. In addition, as noted above, the Trust has agreed to pay the Investment Advisor a fee in the amount of $125,000 per annum as compensation for providing an officer or employee of the Investment Advisor to serve as Chief Compliance Officer for the series of the Trust known as the Forward Funds (each such series bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Investment Advisor for the time of other officers or employees of the Investment Advisor who serve in other compliance capacities for the Funds.

Shareholder Distribution and Shareholder Service Plans

Distribution Plans

The Funds have adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Class A, Class B, Class C and Investor Class shares of the Funds (each a “Distribution Plan” and collectively, the “Distribution Plans”). The purpose of the Distribution Plans is to permit the Funds to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by them in promoting the sale of shares of the Funds or maintaining or improving services provided to Class A, Class B, Class C and Investor Class shares shareholders. By promoting the sale of shares and maintaining or improving services to shareholders, the Distribution Plans should help provide a continuous cash flow, affording the Investment Advisor the ability to purchase and redeem securities without forcing the Investment Advisor to make unwanted sales of existing portfolio securities.

Under the Distribution Plan for the Class A shares of the Funds, each Fund pays the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.35% of the Fund’s average net assets attributable to Class A shares. Under the Distribution Plan for the Class B shares of each Fund, the Fund pays the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.75% of the Fund’s average net assets attributable to Class B shares. Under the Distribution Plan for the Class C shares of each Fund, the Fund pays the fees to the Distributor under the Distribution Plan on a monthly basis at an annual rate not to exceed 0.75% of the Fund’s average net assets attributable to Class C shares. Under the Distribution Plan for the Investor Class shares of each Fund, the Fund pays the fees to the Distributor on a monthly basis at an annual rate not to exceed 0.25% of the Fund’s average net assets attributable to Investor Class shares. Expenses acceptable for payment under the Distribution Plans include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A, Class B, Class C and Investor Class shares of the Funds, the printing of Prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to each Class of shares related to implementing and operating the Distribution Plan, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services in connection with shareholder accounts. The Funds’ Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

Because the fees under the Distribution Plans are paid out of the Fund assets attributable to the Class A, Class B, Class C and Investor Class shares on an ongoing basis, over time these fees will increase the cost of your investment in a Fund’s Class A, Class B, Class C or Investor Class shares and may cost you more than paying other types of sales charges.

Administration of the Distribution Plans is governed by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review, at least quarterly, reports concerning the nature and qualification of services and expenses that are paid for or reimbursed. Continuance of each Distribution Plan is subject to annual approval by a vote of

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the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Distribution Plan or related arrangements (these Trustees are known as “Independent Trustees”), cast in person at a meeting called for that purpose. All material amendments to the Distribution Plan must be likewise approved by separate votes of the Trustees and the Independent Trustees. A Distribution Plan may not be amended in order to increase materially the costs which the Funds bear for distribution pursuant to the Distribution Plan without also being approved by a majority of the outstanding voting securities of a Fund. Any agreement pursuant to a Distribution Plan terminates automatically in the event of its assignment, and a Distribution Plan and any agreement pursuant to a Distribution Plan may be terminated without penalty, at any time, by a vote of the majority of (i) the outstanding voting securities of the relevant Class, or (ii) the Independent Trustees.

For purposes of paying for record-keeping and administrative services under the Distribution Plans, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

The Distributor may suspend or modify any of the Distribution Plans at any time. Payments are subject to the continuation of the Distribution Plans described above and the terms of service agreements between dealers and the Distributor.

The Funds participate from time to time in joint distribution activities. Fees paid under a Distribution Plan may be used to finance the distribution of one or more of the Forward Funds, and the expenses will be allocated on the relative net asset size of the Funds.

Before the Predecessor Funds were reorganized into the Funds, Quasar Distributors, LLC (the “Predecessor Distributor”) served as distributor for the Predecessor Funds. For the fiscal years ended December 31, 2008, December 31, 2007 and December 31, 2006, the Funds paid the Predecessor Distributor the following distribution fees:

Fund	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
Forward Select Income Fund	$2,231,595	$3,717,162	$3,954,890
Forward Strategic Realty Fund	$1,247,368	$3,075,458	$3,365,740
Forward Global Infrastructure Fund(1)	$514,393	$93,028	N/A
Forward International Real Estate Fund(2)	$699,675	$985,841	$103,108

(1)	The Forward Global Infrastructure Fund commenced operations on June 29, 2007.
(2)	The Forward International Real Estate Fund commenced operations on April 28, 2006.

Shareholder Services Plan

Each Fund also has a shareholder services plan, which is separate from the Distribution Plans described above, currently in effect with respect to the Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares of each Fund (the “Shareholder Services Plan”). The Trust intends to operate the Shareholder Services Plan in accordance with its terms. Under the Shareholder Services Plan, each Fund is authorized to pay to banks, brokers, dealers, administrators and other financial intermediaries or third party service providers a payment each month in connection with services provided to shareholders. Payments under the Shareholder Services Plan are calculated daily and paid monthly at an annual rate not to exceed 0.20%, 0.25%, 0.25%, 0.20%, 0.25%, 0.05% of the average daily net assets of each Fund attributable to Class A, Class B, Class C, Advisor Class, Investor Class and Institutional Class shares, respectively.

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Under the Shareholder Services Plan, ongoing payments may be made to participating organizations for services including, but not limited to, providing information periodically to existing shareholders, forwarding communications from the Trust to shareholders, responding to inquiries from shareholders regarding their investment in the Funds, other services qualifying under applicable rules of the Financial Industry Regulatory Authority, Inc., administrative services such as transfer agent and sub-transfer agent services for shareholders, aggregating and processing purchase and redemption orders for Fund shares, preparing statements for shareholders, processing dividend payments, providing sub-accounting services, receiving, tabulating and transmitting proxies executed by shareholders, and other personal services provided in connection with shareholder accounts. Because fees under the Shareholder Services Plan are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In the event the Shareholder Services Plan is terminated with respect to a Fund or Class of shares thereof in accordance with its terms, the obligations of the Fund to make payments pursuant to the Shareholder Services Plan with respect to the applicable Class of shares will cease and the Fund will not be required to make any payments for expenses incurred after the date the Shareholder Services Plan terminates. Payments may be made under the Shareholder Services Plan without regard to actual shareholder servicing expenses incurred by a recipient.

The Shareholder Services Plan has been approved by the Trust’s Board of Trustees, including by the Independent Trustees. The Shareholder Services Plan must be renewed annually by the Board of Trustees, including a majority of the Independent Trustees, by a vote cast in person at a meeting called for that purpose. The Shareholder Services Plan may be terminated as to a particular Class of shares at any time, without any penalty, by such Trustees on 60 days’ written notice.

Any change in the Shareholder Services Plan of the Funds that would amend the Shareholder Services Plan or materially increase the expenses paid by a Fund requires approval by the Board of Trustees of the Fund, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements related to it, by a vote cast in-person.

Amounts paid under the Shareholder Services Plan are reported to the Board of Trustees at least quarterly, and the Board is furnished with such other information as may reasonably be requested in connection with the payments made under the Shareholder Services Plan in order to enable the Board to make an informed determination of whether the Shareholder Services Plan should be continued.

For purposes of paying for record-keeping and administrative services under the Shareholder Services Plan, the Distributor and financial intermediaries normally calculate payment on the basis of an average running balance of the net assets attributable to each class over a quarter. For administrative reasons, the Distributor may enter into agreements with certain financial intermediaries providing for a different method of calculating “average net asset value” during the quarter.

Administrative Services Plan

Before the Predecessor Funds were reorganized into the Funds, an Administrative Services Plan was in effect pursuant to which each Fund was authorized to make payments to certain types of service providers for providing administrative services with respect to shares of the Fund attributable to or held in the name of the service provider for its clients or customers with whom they have a servicing relationship. For the fiscal years ended December 31, 2008, December 31, 2007, and December 31, 2006, respectively, the Funds paid the following fees under this Plan:

Fund	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
Forward Select Income Fund	$269,926	$308,813	$267,639
Forward Strategic Realty Fund	$132,075	$185,735	186,103
Forward Global Infrastructure Fund(1)	$146,243	$3,586	N/A
Forward International Real Estate Fund(2)	$183,035	$138,292	$9,127

(1)	The Forward Global Infrastructure Fund commenced operations on June 29, 2007.
(2)	The Forward International Real Estate Fund commenced operations on April 28, 2006.

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Custody Fee Offset Agreement

The Advisor has entered into a Custody Fee Offset Agreement (“Agreement”) with Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, for the benefit of the Funds. Pursuant to the Agreement, the Advisor and Sub-Advisors may allocate brokerage transactions to BBH, and BBH will offset the commissions paid by each Fund for electronic orders against the custody-related fees for that Fund in a predetermined ratio. The Funds may benefit from the commission offset because credits generated will be used to offset the Funds’ custody expenses.

As discussed above, in placing orders for portfolio transactions for the Funds, the Advisor is generally required to give primary consideration to obtaining the most favorable price and execution available. Accordingly, the Advisor will execute transactions through BBH under the Agreement only if the Advisor believes the Funds can obtain best execution. If the Advisor does not believe the Funds can obtain best execution from BBH, there is no obligation to execute transactions through BBH. The Agreement is not intended to promote the distribution of Fund shares.

INVESTMENT OBJECTIVES AND POLICIES

The investment objective of each Fund is a fundamental policy and may not be changed without a vote of the holders of a majority of the outstanding shares of the relevant Fund. Non-fundamental policies of a Fund may be changed by the Trust’s Board of Trustees without a vote of the holders of a majority of the outstanding shares of the Fund. Any policy not specifically identified as “fundamental” is a non-fundamental policy of a Fund. There can be no assurance that the investment objective of any Fund will be achieved.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following restrictions are fundamental policies of the Funds that may not be changed without the approval of the holders of a majority of the relevant Fund’s outstanding voting securities. A majority of a Fund’s outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction, except that a Fund will take reasonably practicable steps to attempt to continuously monitor and comply with its liquidity standards. Also, if a Fund receives subscription rights to purchase securities of an issuer whose securities the Fund holds, and if the Fund exercises such subscription rights at a time when the Fund’s portfolio holdings of securities of that issuer would otherwise exceed a limit, it will not constitute a violation if, prior to the receipt of the securities from the exercise of such rights, and after announcement of such rights, the Fund sells at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy, the Forward Real Estate Fund may not:

1.	Invest 25% or more of the total value of its assets in a particular industry.

2.	Issue senior securities, except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), or borrow money, except that the Fund may borrow up to 15% of its total assets from banks for temporary or emergency purposes.

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3.	Purchase or sell commodities or commodity contracts, except that the Fund may engage in futures transactions as described in the Prospectus.

4.	Make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers’ acceptances and fixed-time deposits) in accordance with its investment objective and policies, (b) invest in loans through participations and assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in the Prospectus.

5.	Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

6.	Purchase real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including REITS).

7.	Purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

As a matter of fundamental policy relating to the Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Select Income Fund and Forward Global Real Estate Fund:

1.	Each Fund has elected to qualify as a non-diversified series of the Trust.

2.	Each Fund will invest more than 25% of the value of its assets in securities of issuers in the real estate industry.

Additionally, each Fund may not:

3.	borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

4.	issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

5.	engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

6.	purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund’s ownership of securities;

7.	purchase physical commodities or contracts relating to physical commodities;

8.	make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund’s investment objective and policies may be deemed to be loans.

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ADDITIONAL INVESTMENT TECHNIQUES AND RISKS

Forward Strategic Realty Fund, Forward International Real Estate Fund, Forward Global Infrastructure Fund and Forward Select Income Fund

Additional information concerning investment techniques and risks associated with each Fund’s investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to all Funds. From time to time, a Fund may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funds may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Real Estate Securities

Each Fund may invest in the common and senior securities of real estate investment trusts (REITs) and other real estate companies, including preferred stock, convertible preferred stock, and corporate debt. (The Forward International Real Estate Fund invests primarily in non-U.S. securities of real estate and real estate-related companies). A REIT is a corporation or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute to shareholders annually 90% or more of its otherwise taxable income.

REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio and have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investments in REITs and real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate generally; changes in neighborhood or property appeal; environmental clean-up costs; condemnation or casualty losses; risks related to general and local economic conditions, over-building and competition; increases in property taxes and operating expenses; lack of availability of mortgage funds; high or extended vacancy rates; and rent controls or variations in rental income. Rising interest rates may cause REIT investors to demand a higher annual return, which may cause a decline in the prices of REIT equity securities. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors may elect to prepay, and such prepayment may diminish the yield on securities issued by those REITs. In addition, mortgage REITs may be affected by the borrowers’ ability to repay its debt to the REIT when due. Equity REIT securities may be affected by the ability of tenants to pay rent. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income and failing to maintain exemption under the 1940 Act. Also, equity REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

In the event that an issuer of real estate-related securities suffers adverse changes in its financial condition, this could lower the credit quality of the securities it has issued, leading to greater volatility in the price of the securities and in the shares of the Funds. A change in the quality rating of a security can also affect its liquidity and make it more difficult for a Fund to sell. To the extent that an issuer has exposure to sub-prime investments, this may further affect the liquidity and valuation risk associated with the issuer.

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Infrastructure Investments

Each Fund may invest in the securities of infrastructure-related companies. (The Forward Global Infrastructure Fund invests, under normal conditions, at least 80% of its net assets in such companies). The Funds consider a company to be an infrastructure-related company if at least 50% of its assets, gross income or net profits are attributable to infrastructure operations. These companies include businesses involved in the ownership, operation or financing of the physical structures and networks used to provide essential services to society. Infrastructure-related companies may include, but are not necessarily limited to, those companies that are active in transportation services (including toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utilities (including electricity, electricity transmission, electricity generation, gas and water distribution, sewage treatment, broadcast and wireless towers, cable and satellite networks), social assets (including courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing), and those companies whose products and services are related to the infrastructure industry (such as manufacturers and distributors of building supplies and financial institutions that issue or service debt secured by infrastructure assets).

Infrastructure-related companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. These companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Other factors that may affect the operations of infrastructure-related companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company’s products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company’s operations or an accident.

Foreign (Non-U.S.) Securities

The Funds may invest in non-U.S. securities, including real estate securities issued by REITs, master limited partnerships and other real estate companies, and infrastructure-related companies. (The Forward International Real Estate Fund invests, under normal circumstances, at least 80% of its net assets in foreign securities and the Forward Global Infrastructure Fund invests, under normal circumstances, at least 40% of their assets in such securities). Investing in securities issued by foreign companies involves inherent risks that are different from those of domestic issuers, including political or economic instability of the issuer, diplomatic developments which could affect U.S. investments in those countries, changes in foreign currency and exchange rates and the possibility of adverse changes in exchange control regulations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and foreign securities markets may be not as large or liquid as in the U.S. Investments in foreign countries could be affected by other factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations which could extend settlement periods.

The Forward International Real Estate Fund and the Forward Global Infrastructure Fund may each invest up to 20% of their assets in companies located in developing countries, which present greater risks than investing in foreign issuers based in more developed markets in general. A number of developing countries restrict foreign investments in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may be more difficult, and may require governmental registration and/or approval in some developing countries. A number of currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Many of the developing countries securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility.

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Depositary Receipts

The Funds may also invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. Generally, ADRs in registered form are dollar denominated securities designed for use in the U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in the European securities markets. GDRs are depositary receipts issued on a global basis and are typically offered through global banking institutions and their branches.

Mortgage-Related Securities

Each Fund may invest up to 15% of its assets in commercial mortgage-backed securities (CMBS). Holders of these securities receive payments derived from the interest and principal on an underlying pool of commercial loans. A Fund may purchase all grades of CMBS, including those rated below investment grade.

Common Stock

Each Fund may invest in common stocks, which include the common stock of any class or series of domestic corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Each Fund may also invest in warrants and rights related to common stocks.

Convertible Securities

Each Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated. The Funds do not have any rating criteria applicable to their investments in any securities, convertible or otherwise.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. A Fund may purchase preferred stock of companies which have also issued other classes of preferred stock or debt obligations that may take priority as to payment of dividends over the preferred stock held by the Fund.

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Warrants

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment.

This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

Bank Obligations

Each Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers’ acceptances invested in by a Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, provided that (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Bank Insurance Fund or the Savings Association Insurance Fund, both of which are maintained by the Federal Deposit Insurance Corporation.

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Each Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). A Fund may also invest in commercial paper that is not rated but is determined by the Advisor under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Variable Amount Master Demand Notes

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the

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instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes

A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

U.S. Government Obligations

Each Fund may invest in U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (collectively, “U.S. Government Obligations”). Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury: others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

Foreign Currency Transactions

The Funds may engage in foreign currency transactions, including foreign currency forward contracts, options, swaps and other strategic transactions in connection with investments in securities of non-U.S. companies. The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

The Funds may enter into forward foreign currency exchange contracts (forward contracts) in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price on a future date which is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the price at which they are buying and selling various currencies. However, forward contracts may limit the potential gains which could result from a positive change in such currency relationships.

The Funds may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. As with other kinds of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount, of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring loses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuation in exchange rates although, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. See generally the discussion below on “Options.”

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The Funds may enter into interest rate swaps on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets (marked to market daily) having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap transactions unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization (“NRSRO”) at the time of entering into such transaction. The Advisor will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund, subject to the segregation requirement described above. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

Futures Contracts

Each Fund may invest in futures contracts and options thereon (stock index futures contracts or interest rate futures or options) to hedge or manage risks associated with the Fund’s securities investments. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund’s exposure, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

A stock index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stocks included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock in the index is contemplated.

To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contract, is deposited in a segregated account with the Fund’s Custodian and/or in a margin account with a broker to collateralize the position. Brokerage fees are also incurred when a futures contract is purchased or sold.

Although futures contracts typically require future delivery of and payment for financial instruments, the futures contracts are usually closed out before the delivery date.

Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract.

As an example of an offsetting transaction in which the financial instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the contract is required (e.g., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury Bills on the same exchange. In such instance the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

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Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, the Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

A Fund will not enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission (“CFTC”) regulations if such non-hedging positions would exceed the limitations established in CFTC regulations. Currently, non-hedging transactions are subject to either of two alternative limitations. Under one alternative, the aggregate initial margin and premiums required to establish non-hedging positions in futures contracts and options may not exceed 5% of the fair market value of a Fund’s net assets (after taking into account unrealized profits and unrealized losses on any such contracts). Under the other alternative, which has been established by the CFTC on a temporary basis, the aggregate net notional value of non-hedging futures contracts and related options may not exceed the liquidation value of a Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such contracts).

A Fund will not enter into futures contracts for speculation and will only enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the CFTC. Futures are also traded in various overseas markets.

A Fund may enter into futures contracts as a hedge against changes in prevailing levels of stock values in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. A Fund’s hedging may include sales of futures as an offset against the effect of expected declines in stock values, and purchases of futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or futures contracts, the Funds will segregate cash and liquid securities to cover any related liability.

A Fund may enter into stock index futures contracts. A stock index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the stock index at purchase and at the close of the last trading day of the contract. In order to close long positions in the stock index contracts prior to their settlement date, the Funds will enter into offsetting sales of stock index contracts.

Using stock index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell stock index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of stock index contracts may not correlate perfectly with the movement in the stock index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

Persons who trade in futures contracts may be broadly classified as “hedgers” and “speculators.” Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the futures contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or securities prices.

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A Fund’s futures transactions will be entered into for traditional hedging purposes; that is, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it has a fixed commitment or expectation to purchase.

“Margin” with respect to futures and futures contracts is the amount of funds that must be deposited by a Fund with a broker in order to initiate futures trading and to maintain the Fund’s open positions in futures contracts. A margin deposit (“initial margin”) is intended to assure the Fund’s performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit (“margin variation”). However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset values, a Fund will mark to market the current value of its open futures contracts. The Funds expect to earn interest income on their margin deposits.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities or currencies, including technical influences in futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that a Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund segregates and commits to back the futures contract with cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

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Successful use of futures by a Fund is subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Call Options

Each Fund may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for a Fund.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. A Fund will write only covered call options and will normally not write a covered call option if, as a result, the aggregate market value of all portfolio securities covering all call options would exceed 25% of the market value of its net assets.

Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, the Fund has no control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of the Fund’s Custodian.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the net asset value per share of the

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Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

Writing Covered Put Options

Each Fund may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund may write put options only on a covered basis, which means that the Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Options Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor wishes to purchase the underlying security for the Fund’s portfolio at a price lower than the current market price of the security. In such event, the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received.

Purchasing Put Options

Each Fund may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

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A Fund may purchase a put option on an underlying security (a “protective put”) owned as a defensive technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price’s exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security where the Advisor deems it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security is eventually sold.

A Fund may also purchase put options at a time when the Fund does not own the underlying security. By purchasing put options on a security it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by a Fund when purchasing a put option will be recorded as an asset in the Fund’s statement of assets and liabilities. This asset will be adjusted daily to the option’s current market value, which will be the latest sale price at the time at which the Fund’s net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security upon the exercise of the option.

Purchasing Call Options

Each Fund may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security at the exercise price at any time during the option period. A Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to a Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, a Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

A Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of a Fund’s current return. For example, where a Fund has written a call option on an underlying security having a current market value below the price at which such security was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security with the same exercise price and expiration date as the option previously written.

Options on Futures Contracts

Options on futures contracts are similar to options on fixed income or equity securities or options on currencies, except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or

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sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities upon which the futures contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on futures, a Fund may purchase call and put options on the underlying securities. Such options would be used in a manner identical to the use of options on futures contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by the Fund, a Fund may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

Restricted and Illiquid Securities

Restricted securities are subject to restrictions on resale under federal securities law. Under criteria established by the Funds’ Trustees, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, a Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits, and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Funds are quite liquid. Each Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Securities of Other Investment Companies

Each Fund may invest in securities issued by the other investment companies, including exchange traded funds (“ETFs”). Each Fund currently intends to limit its investments in accordance with applicable law. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same investment Advisor. As a shareholder of another investment company, including an ETF, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

In reliance upon relevant exemptive relief that has been provided under the 1940 Act to certain ETFs and their sponsors, the Funds are allowed to purchase and hold securities of such ETFs in excess of the investment limitations otherwise applicable to the Funds under Section 12(d) of the 1940 Act. To the extent that a Fund invests in ETFs in excess of the

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statutory limitations applicable under the 1940 Act with respect to its investment in other investment companies, the Fund will do so in reliance on the relevant exemptive relief provided by the SEC to the applicable ETF. The Funds have entered into agreements with various sponsors of ETFs which permit the Funds to invest in the applicable ETFs in excess of the statutory limits imposed by the 1940 Act.

Repurchase Agreements

Securities held by each Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. A Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions which the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Trust believes that, under the regular procedures normally in effect for custody of a Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by each Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Diversification

Each Fund is a “non-diversified” management investment company, as defined in the 1940 Act. Therefore, none of the Funds is subject to the diversification requirements of the 1940 Act which generally limit investments, as to 75% of a Fund’s total assets, to no more than 5% in securities in a single issuer and 10% of an issuer’s voting securities. Similar diversification requirements, as to 50% of a Fund’s total assets, will however be applicable to each Fund under the Internal Revenue Code.

Leverage

Each Fund can buy securities with borrowed money (a form of leverage). Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, including reverse repurchase agreements (see below), the 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holding within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase Agreements and Leverage

Each Fund may enter into reverse repurchase agreements which involve the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. This is another form of leverage. Each Fund will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act,

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reverse repurchase agreements are considered borrowings by a Fund; accordingly, a Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Each Fund intends to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Loans of Portfolio Securities

Each Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid, high-grade debt securities or by a letter of credit in favor of the Fund in a separate account maintained by the custodian at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. A Fund may pay reasonable finders’ and custodial fees in connection with loans. In addition, a Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Funds will not lend their securities to any director, officer, employee, or affiliate of the Advisor, the Administrator or the Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

When-Issued Securities and Firm Commitment Agreements

Each Fund may purchase securities on a delayed delivery or “when-issued” basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 15% of its net assets on a when-issued or firm commitment basis. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to a Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund’s aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund’s aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Short Sales

Each Fund may from time to time sell securities short. A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, a Fund must arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by a Fund from the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

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A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or obligations of the U.S. Government, its agencies or instrumentalities (“U.S. Government Securities”). In addition, a Fund will place in a segregated account with its custodian an amount of cash or U.S. Government Securities equal to the difference, if any, between (a) the current market value of the securities sold, and (b) any cash or U.S. Government Securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, a Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short.

A Fund will incur a loss as a result of a short sale (other than a short sale against the box, see below) if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Possible losses from such short sales differ from losses that could be incurred from a purchase of a security, because losses from such short sales may be unlimited, whereas losses from purchases of a security can equal only the total amount invested. Short sales will be limited to no more than 25% of the value of a Fund’s assets.

Short Sales Against the Box

Each Fund may enter into a short sale of a security such that, so long as the short position is open, the Fund will own an equal amount of preferred stock or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of shares of the common stock sold short. This kind of short sale, which is described as one “against the box,” will be entered into by a Fund for the purpose of receiving a portion of the interest earned by the executing broker from the proceeds of the sale. The proceeds of the sale will be held by the broker until the settlement date, when the Fund delivers the convertible securities to close out its short position. Although, prior to delivery, a Fund will have to pay an amount equal to any dividends paid on the common stock sold short, the Fund will receive the dividends from the preferred stock or interest from the debt securities convertible into the stock sold short, plus a portion of the interest earned from the proceeds of the short sale. A Fund will deposit, in a segregated account with its custodian, convertible preferred stocks or convertible debt securities in connection with short sales against the box.

ReFlow

The Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

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Forward Real Estate Fund

Additional information concerning investment techniques and risks associated with each Fund’s investments is set forth below. Unless otherwise indicated above in “Investment Restrictions” or below, the following discussion pertains to all Funds. From time to time, a Fund may purchase these securities or enter into these strategies to an extent that is more than incidental. Certain of the Funds may be restricted or prohibited from using certain of the investment techniques described below, as indicated under the heading “Investment Restrictions.”

Equity Securities

The Fund may invest in equity securities. Equity securities consist of exchange-traded, over-the-counter (“OTC”) and unlisted common and preferred stocks, warrants, rights, convertible debt securities, trust certificates, limited partnership interests and equity participations. The value of the Fund’s equity investments may change in response to stock market movements, information or financial results regarding the issuer, general market conditions, general economic and/or political conditions, and other factors.

Variable and Floating Rate Securities

Variable and floating rate securities are instruments that have a coupon or interest rate that is adjusted periodically due to changes in a base or benchmark rate. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event-based, such as based on a change in the prime rate.

The Fund may engage in credit spread trades and invest in floating rate debt instruments (“floaters”). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against a rise in interest rates, although the Fund will participate in any declines in interest rates as well.

The Fund also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and the Fund accordingly may be forced to hold such an instrument for long periods of time and/or may experience losses of principal in such investment. The Fund will not invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and Pos.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors.

Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loan that underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related

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security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Payment of principal and interest on some Mortgage Pass-Through Securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association or “GNMA”); or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by the Federal National Mortgage Association or “FNMA” or the Federal Home Loan Mortgage Corporation or “FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations. Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC or the FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. government or by any of its agencies or instrumentalities will be considered U.S. government securities by the Fund, while other CMOs, even if collateralized by U.S. government securities, will have the same status as other privately issued securities for purposes of applying the Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see “Reverse Repurchase Agreements and Dollar Roll Arrangements” below), CMO residuals or stripped mortgage-backed securities (“SMBS”), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund will not invest more than 5% of its net assets in any combination of IO, PO or inverse floater securities. The Fund may invest in other asset-backed securities that have been offered to investors.

U.S. Government Obligations

Obligations of certain agencies and instrumentalities of the U.S. government, such as the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the FNMA, are supported by the right of the issuer to

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borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or the FHLMC, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

Regarding certain federal agency securities or government-sponsored entity securities (such as debt securities or mortgage-backed securities issued by Freddie Mac, Fannie Mae, Federal Home Loan Banks, and other government-sponsored entities), you should be aware that although the issuer may be chartered or sponsored by Acts of Congress, the issuer is not funded by Congressional appropriations, and its securities are neither guaranteed nor issued by the United States Treasury.

Convertible Securities

The Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which the Fund may invest consist of bonds, notes, debentures and preferred stocks that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock or sell it to a third party. Thus, the Fund may not be able to control whether the issuer of a convertible security chooses to force conversion of that security. If the issuer chooses to do so, this action could have an adverse effect on the Fund’s ability to achieve its investment objective.

In carrying out this policy, the Fund may purchase convertible bonds and convertible preferred stock which may be exchanged for a stated number of shares of the issuer’s common stock at a price known as the conversion price. The conversion price is usually greater than the price of the common stock at the time of purchase of the convertible security. The interest rate of convertible bonds and the yield of convertible preferred stock will generally be lower than that of the non-convertible securities. While the value of the convertible securities will usually vary with the value of the underlying common stock and will normally fluctuate inversely with interest rates, it may show less volatility in value than the non-convertible securities. A risk associated with the purchase of convertible bonds and convertible preferred stock is that the conversion price of the common stock will not be attained. The Fund will purchase only those convertible securities which have underlying common stock with potential for long-term growth in the Investment Sub-Advisor’s opinion. The Fund will only invest in investment-grade convertible securities (those rated in the top four categories by either S & P or Moody’s).

Securities Issued by Other Investment Companies

The Fund may invest up to 10% of its total assets (including borrowings for investment purposes, if any) in shares of other investment companies including exchange traded funds. The Fund indirectly will incur additional costs due to the duplication of expenses as a result of investing in other investment companies.

Repurchase Agreements

Securities held by the Fund may be subject to repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short time period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price which represents the Fund’s cost plus interest. The arrangement results in a fixed rate of return that is not subject to market fluctuations during the period that the underlying security is held by the Fund. Repurchase agreements involve certain risks, including seller’s default on its obligation to repurchase or seller’s bankruptcy. The Fund will enter into such agreements only with commercial banks and registered broker-dealers. In these transactions, the securities issued by the Fund will have a total value in excess of the value of the repurchase agreement during the term of the agreement. If the seller defaults, the respective Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest, and it may incur expenses in selling the

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security. In addition, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the United States Bankruptcy Code of 1983 or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

In a repurchase agreement, the Fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed- upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. To protect the Fund from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. If a seller defaults on its repurchase obligations, the Fund may suffer a loss in disposing of the security subject to the repurchase agreement. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Fund in connection with bankruptcy proceedings), it is the current policy of the Fund to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Fund’s Sub-Advisor.

Reverse Repurchase Agreements and Dollar Roll Agreements

The Fund may borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. While a reverse repurchase agreement is outstanding, the Fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Fund’s Sub-Advisor. Such transactions may increase fluctuations in the market value of the Fund’s assets and may be viewed as a form of leverage. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Dividend Rolls

The Fund may perform “dividend rolls.” A dividend roll is an arrangement in which the Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend will qualify for the corporate “dividends-received deduction.”

Derivative Instruments

The Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Fund may also enter into swap agreements with respect to foreign currencies, interest rates and securities indexes. The Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies. The Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund will maintain a segregated account consisting of assets determined to be liquid by its Sub-Advisor in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to avoid leveraging the portfolio of the Fund as described below.

The Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments

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may depend in part upon the ability of its Sub-Advisor to correctly forecast interest rates and other economic factors. If the Sub-Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when and how to utilize derivative instruments involves the exercise of skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs, which will be borne by the Fund.

Swap Agreements

The Fund may enter into interest rate, index, equity, currency exchange rate, total return and credit default swap agreements as well as purchase and sell options to enter into such swap agreements, for hedging and non-hedging purposes. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swap agreements involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. The Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness.

The Fund may enter into total return swap agreements. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of underlying assets, which may include a specified security, basket of securities, defined portfolios of bonds, loans and mortgages, or securities indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. Total return swap agreements may effectively add leverage to the Fund’s portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two

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parties. Typically no notional amounts are exchanged with total return swaps. Total return swap agreements entail the risk that a party will default on its payment obligations to the Fund thereunder. Swap agreements also entail the risk that the Fund will not be able to meet its obligation to the counterparty. Generally, the Fund will enter into total return swaps on a net basis (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net present value of amounts to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Investment Advisor or Sub-Advisors in accordance with procedures established by the Board of Trustees, to limit any potential leveraging of the Fund’s portfolio.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor or Sub-Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Fund’s ability to use swap agreements. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Options on Securities, Securities Indexes, Futures Contracts, Swap Contracts and Swap Indexes

The Fund may write covered put and call options and purchase put and call options on securities, securities indexes and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter, as well as options on swaps as defined above (see Swap Agreements) and swap indexes for hedging and non-hedging purposes. An option on a security, futures contract or swap contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, futures contract or swap contract (in the case of a call option) or to sell a specified security, futures contract or swap contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators. An option on an index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. One purpose of purchasing put options is to protect holdings in an underlying or related security or swap contract against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities or swap contracts.

The Fund may write a call or put option only if the option is “covered.” A call option on a security, index, futures contract, swap contract or swap index written by a fund is “covered” if the fund owns the underlying security, index, futures contract, swap contract or swap index covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian)

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upon conversion or exchange of other securities held in its portfolio, or otherwise segregates liquid assets in an amount equal to the value of the underlying instrument on a daily, marked-to-market basis. A call option on a security, index, futures contract, swap contract or swap index is also covered if the Fund holds a call on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or high-grade U.S. government securities in a segregated account with its custodian. A put option on a security, index, futures contract, swap contract or swap index written by the Fund is “covered” if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security, index, futures contract, swap contract or swap index and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security, index, futures contract, swap contract or swap index. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will receive a premium from writing a put or call option, which increases gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index, futures contract, swap contract or swap index on which the Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index, futures contract, swap contract or swap index rises, however, the Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, the Fund assumes the risk of a decline in the underlying security, index, futures contract, swap contract or swap index. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index, futures contract, swap contract or swap index, writing covered put options will increase the Fund’s losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, the Fund will seek to offset a decline in value of the portfolio investments being hedged through appreciation of the put option. If the value of the Fund’s investments does not decline as anticipated, or if the value of the option does not increase, the Fund’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index, futures contract, swap contract or swap index and the changes in value of the Fund’s investment holdings being hedged.

The Fund may purchase call options on individual securities or futures or swap contracts to hedge against an increase in the price of securities or futures or swap contracts that it anticipates purchasing in the future. Similarly, the Fund may purchase call options on a securities or swap index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, the Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index, futures contract, swap contract or swap index does not rise.

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

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There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by the Fund, as well as the cover for options written by the Fund, are considered not readily marketable and are subject to the Trust’s limitation on investments in securities that are not readily marketable.

There are several risks associated with transactions in options on securities, futures or swaps index. For example, there are significant differences between the securities, futures or swaps markets and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a securities, futures or swaps index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by the Fund, it would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Additional information on options on futures contracts is discussed below.

Futures Contracts and Options on Futures Contracts

The Fund may invest in interest rate, credit linked, debt obligation, stock index and foreign currency futures contracts and options thereon for hedging or non-hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes as well as financial instruments, including without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates,; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or a short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

The Fund may enter into futures contracts and futures options that are standardized and traded on a U.S. or other exchange, board of trade, or similar entity, or quoted on an automated quotation system, and the Fund may also enter into OTC options on futures contracts.

Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance

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that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

The Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system, or where quoted prices are generally available in the over-the-counter market. Pursuant to applicable regulatory exemptions, the Fund and the Investment Advisor are not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act.

When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on it initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transactions costs must also be included in these calculations.

With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by segregating liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Options on futures and forward contracts will be covered in the manner set forth above under “Options on Securities, Securities Indexes and Futures.”

The Fund’s ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Fund intends to purchase or sell futures and related options only where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options on futures for hedging may involve risks

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because of imperfect correlations between movements in the prices of the futures or options on futures and movements in the prices of the securities being hedged. Successful use of futures and related options by the Fund for hedging purposes also depends upon the Investment Advisor’s or Sub-Advisors’ ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

Illiquid Securities

The Fund may invest in illiquid or restricted securities if the Investment Advisor or Sub-Advisor believes that they present an attractive investment opportunity. The Fund may not invest more than 15% of its net assets in illiquid or restricted securities. Generally, a security is considered illiquid if it cannot be disposed of in the ordinary course of business within seven days at approximately the price at which the Fund has valued the investment. Its illiquidity might prevent the sale of such a security at a time when the Investment Advisor or Sub-Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Illiquid securities generally include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed-time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) and certain commercial paper that a Sub-Advisor has determined to be liquid under procedures approved by the Board of Trustees).

The Fund’s investments may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under the Fund’s procedures, restricted securities may be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategies and to offset potential declines in long positions in similar securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale (other than a short sale “against the box”), it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Fund’s Investment Advisor or Sub-Advisor in accordance with procedures established by the Board of Trustees.

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A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Lending of Portfolio Securities

In order to generate additional income, the Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The lending Fund must receive 102% collateral in the form of cash or U.S. government securities to cover any loans. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on such securities. Loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses.

Borrowing

The Fund except may borrow up to 15% of the value of its total assets from banks for temporary or emergency purposes. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund’s holdings may be disadvantageous from an investment standpoint. The Fund may not engage in leveraging by means of borrowing which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund’s net asset values. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income received from the securities purchased with borrowed funds.

Debt Securities

The Fund may invest in debt securities that are rated between “BBB” and as low as “CCC” by S&P and between “Baa” and as low as “Caa” by Moody’s or, if unrated, are of equivalent investment quality as determined by the Investment Advisor or Sub-Advisors. Such debt securities may include preferred stocks, investment-grade corporate bonds, debentures and notes and other similar corporate debt instruments, convertible securities, municipal bonds, and high-quality short-term debt securities such as commercial paper, bankers’ acceptances, certificates of deposit, repurchase agreements, obligations insured or guaranteed by the United States Government or its agencies, and demand and time deposits of domestic banks, United States branches and subsidiaries of foreign banks and foreign branches of United States banks. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock.

Investments in corporate debt securities that are rated below investment grade (rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB” by Standard & Poor’s Rating Service (“S&P”)) are considered speculative with respect to the issuer’s ability to pay interest and repay principal. Rating agencies may periodically change the rating assigned to a particular security. While the Investment Advisor and Sub-Advisor will take into account such changes in deciding whether to hold or sell a security, the Investment Advisor and Sub-Advisor are not required to sell a security that is downgraded to any particular rating.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund’s net asset value. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See “Variable and Floating Rate Securities.” The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

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Bonds that are rated “Baa” by Moody’s are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds that are rated C by Moody’s are the lowest rated class of bonds and can be regarded as having extremely poor prospects of attaining any real investment standing.

Bonds rated “BBB” by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated “D” by S&P are the lowest rated class of bonds and generally are in payment default. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as “junk bonds”) and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for the Fund to obtain accurate market quotations for the purposes of valuing their portfolios. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, the Fund may incur additional expenses seeking recovery.

Privatizations

The Fund may invest in privatizations. The Fund believes that foreign government programs of selling interests in government-owned or controlled enterprises (“privatizations”) may represent opportunities for significant capital appreciation. The ability of U.S. entities, such as the Fund, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

Depositary Receipts

The Fund may purchase sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) (collectively, “Depositary Receipts”). ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or foreign trust companies,

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although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, the underlying issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the underlying issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an underlying issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding underlying issuers of securities in unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as further discussed below in this section. For purposes of each Fund’s investment policies, the Fund’s investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, the Fund’s investments in loans are expected to take the form of loan participations and assignments of loans from third parties. Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See “Illiquid Securities” for a discussion of the limits on the Fund’s investments in loan participations and assignments with limited marketability. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, the Fund’s rights against the borrower may be more limited than those held by the original lender.

Investment in Foreign and Developing Markets

The Fund may purchase securities of companies domiciled in any foreign country, developed or developing. Potential investors in the Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about U.S. companies. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange (“NYSE”) and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries are generally subject to negotiation, as in the United States, but they are likely to be higher. Transaction costs and custodian expenses are likely to be higher in foreign markets. In many foreign countries there may be less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Throughout the last decade many emerging markets have experienced, and continue to experience, high rates of inflation. In certain countries, inflation has accelerated rapidly at times to hyper inflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the

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absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Fund will attempt to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Fund from transferring cash out of the country or withholding portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, exit levies, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Fund will segregate assets determined to be liquid by its Sub-Advisor, in accordance with procedures established by the Board of Trustees, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. A Fund may invest in options on foreign currencies, in foreign currency futures and options thereon, and in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return is linked to foreign currency exchange rates.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund.

Investments in foreign securities and deposits with foreign banks or foreign branches of United States banks may be subject to nationalization, expropriation, confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political, diplomatic and economic developments could adversely affect the Fund’s investments. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment in a foreign security.

Certificates of Deposit and Time Deposits

The Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus and undivided profits in excess of one hundred million dollars ($100,000,000) (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation. Deposits in foreign

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banks may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bears the risk associated with repayment of principal and payment of interest on such investments by the institution with whom the deposit is placed.

ReFlow

The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity which facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. Among other things, the procedures require that all decisions with respect to whether to participate in a particular auction or the terms bid in an auction will be made solely by the relevant portfolio management personnel of the Sub-Advisors or Forward Management. In addition, ReFlow Management may not provide any information to Forward Management or the Sub-Advisors with respect to the ReFlow auctions that differs in kind from that provided to any other participating funds in ReFlow. The Board will receive quarterly reports regarding the Funds’ usage of the program, and shall determine annually whether continued participation in the program is in the best interests of the Funds and their shareholders.

PORTFOLIO TRANSACTIONS

The Investment Advisor and Sub-Advisor are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Fund. In all purchases and sales of securities for the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement and/or Sub-Advisory Agreements, each Investment Advisor or Sub-Advisor determines which brokers are eligible to execute portfolio transactions for the Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker,” unless in the opinion of the Investment Advisor or Sub-Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, the Investment Advisor or Sub-Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable combination of price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors such as the firm’s ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Investment Advisor and/or the Sub-Advisors, and provide other services in addition to execution services. The Investment Advisor and Sub-Advisors are prohibited from considering a broker’s or dealer’s promotion or sale of Fund shares, or shares of any other registered investment company, when selecting brokers and dealers to effect the Fund’s portfolio securities transactions. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Securities Industry Regulatory Authority, Inc. and the Forward Funds’ Policies and Procedures Prohibiting the Use of Brokerage Commissions to Finance Distribution.

While it will be the Trust’s general policy to seek to obtain the most favorable combination of price and execution available, in selecting a broker to execute portfolio transactions for the Fund, the Investment Advisor or Sub-Advisor may also give weight to the ability of a broker to furnish brokerage and research services to the Investment Advisor or the Sub-Advisor. In negotiating commissions with a broker, the Investment Advisor or Sub-Advisor may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services,

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provided that the amount of such commission has been determined in good faith by the Investment Advisor or Sub-Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Fund or assist the Investment Advisor or Sub-Advisor in carrying out its responsibilities to the Fund or its other clients. These services may include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Purchases of the Fund’s portfolio securities also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Most debt securities are purchased and sold on a principal basis with the issuer, the issuer’s underwriter, or with a primary market-maker acting as a principal, with no brokerage commission being paid by the Fund. However, purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Fund’s Investment Advisor or Sub-Advisor. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by the Investment Advisor or Sub-Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor’s or Sub-Advisor’s other clients in a manner deemed fair and reasonable by the Investment Advisor or Sub-Advisor. There is no specified formula for allocating such transactions. From time to time it may be in the best interest of the Fund (for example to reduce transactions costs or assure availability of securities) to either purchase or sell securities with other clients of the Fund’s Investment Advisor or Sub-Advisor. In the case of such “cross” transactions, the Investment Advisor or Sub-Advisor is required to follow procedures adopted by the Fund designed to ensure the transactions is fair to the Fund. The Investment Advisor or Sub-Advisor may utilize the services of affiliated broker-dealers to execute portfolio transactions for the Fund on an agency basis and may be paid brokerage commissions from the Fund for such services in accordance with rules adopted by the SEC. For fiscal years ended December 31, 2006, 2007 and 2008 the Fund did not pay any commissions to brokers who were affiliated with the Fund, the Investment Advisor, Sub-Advisor or Distributor or any affiliated person of these entities.

The following table shows the brokerage commissions paid by each operational Fund for the last three fiscal years.

	Fiscal Year Ended 12/31/08	Fiscal Year Ended 12/31/07	Fiscal Year Ended 12/31/06
Forward Select Income Fund	$820,232	$1,489,302		$521,075
Forward Strategic Realty Fund	$1,639,875	$3,570,568		$2,911,742
Forward Global Infrastructure Fund(1)	$680,015	$183,065	$	N/A
Forward Real Estate International Fund(2)	$834,885	$886,122		$151,845
Forward Real Estate Fund	$16,905	$41,830		$36,904

(1)	The Forward Global Infrastructure Fund commenced operations on June 29, 2007
(2)	The Forward International Real Estate Fund commenced operations on April 28, 2006.

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ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Other Purchase Information

For the Class A shares, the underwriter’s commission (paid to the Distributor) is the sales charge shown in the applicable Prospectus, less any applicable dealer concession. The dealer concession is paid to those firms selling shares as a member of the Funds’ broker-dealer network. The dealer concession is the same for all dealers. The Distributor may from time to time allow broker-dealers selling shares of the Funds to retain 100% of the sales charge. In such cases, the broker-dealer may be deemed an “underwriter” under the Securities Act of 1933, as amended.

The Investment Advisor, at its expense, may provide additional promotional incentives to financial intermediaries in connection with sales of the Funds. In some instances, such incentives may be made available only to financial intermediaries whose representatives have sold or are expected to sell significant amounts of such shares. Financial intermediaries may not use sales of the shares to qualify for the incentives to the extent such may be prohibited by the laws of any state in the United States.

Reduced Sales Charges for Class A Shares

Class A shares of the Funds may be purchased at a reduced sales charge as described below. Sales charges can be minimized in any of the following ways:

1.	Reach “Break Points”: Increase the initial Class A investment amount to reach a higher discount level, as described in the Prospectus.

2.	Right of Accumulation: An investor’s purchase of additional Class A shares may qualify for a cumulative quantity discount by combining a current purchase with certain other Class A shares already owned to calculate the sales charge break point for the investor’s next purchase (“Right of Accumulation”). The applicable shares charge is based on the total of:

(i)	The investor’s current purchase;

(ii)	The net asset value (valued at the close of business on the previous day) of (a) all Class A shares of the Fund held by the investor, and (b) all Class A shares of any other series fund of the Forward Funds which may be introduced and held by the investor; and

(iii)	The net asset value of all Class A shares owned by another shareholder eligible to combine their purchase with that of the investor into a single “purchase” (See “Combined Purchase Privilege” below).

3.	Sign a Letter of Intent: Investors may purchase Class A shares of a Fund at a reduced sales charge by means of a written Letter of Intent (a “Letter”), which expresses the investor’s intention to invest a minimum of $25,000 of Class A shares of any Forward Fund within a period of 13 months. Upon the Fund’s receipt of the signed Letter, the shareholder will receive a discount equal to the dollar level specified in the Letter. If, however, the purchase level specified by the shareholder’s Letter has not been reached at the conclusion of the 13-month period, each purchase will be deemed made at the sales charge appropriate for the actual purchase amount.

Each purchase of shares under a Letter will be made at the public offering price applicable at the time of such purchase to a single transaction of the dollar amount indicated in such Letter. At the investor’s option, a Letter may include purchases of shares made not more than ninety days prior to the date the investor signed the Letter; however, the 13-month period during which the Letter is in effect will then begin on the date of the earliest purchase to be included. Investors do not receive credit for shares purchased by the reinvestment of distributions. Investors qualifying for the Combined Purchase Privilege (see below) may purchase shares under a single Letter. The Letter is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter is 20% of such stated amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased. If the full amount indicated is not purchased, the escrow account will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends and distributions on shares held in escrow, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. The escrow will be released when the full amount indicated has been purchased.

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To the extent that an investor purchases more than the dollar amount indicated in the Letter and qualifies for a further reduction in the sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period, upon recovery from the investor’s dealer of its portion of the sales charge adjustment. Once received from the dealer, the sales charge adjustment will be used to purchase additional shares of the Fund at the then-current offering price applicable to the actual amount of the aggregate purchases. No sales charge adjustment will be made until the investor’s dealer returns any excess commissions previously received.

Investors making initial purchases who wish to enter into a Letter may complete the appropriate section of the Subscription Application Form. Current shareholders may call the Funds at (800) 999-6809 to receive the appropriate form.

4.	Combined Purchase Privilege: Investors may combine the following investor accounts into one “purchase” or “holding” to qualify for a reduced sales charge:

(i)	An individual or “company,” as defined in Section 2(a)(8) of the 1940 Act (which includes corporations which are corporate affiliates of each other, but does not include those companies in existence less than six months or which have no purpose other than the purchase of shares of a Fund or other registered investment companies at a discount);

(ii)	An individual, his or her spouse and children under age 21, purchasing for his, her or their own account;

(iii)	A single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or

(iv)	A single purchase for the employee benefit plans of a single employer.

To qualify for the Combined Purchase Privilege or obtain the Right of Accumulation on a purchase through a broker-dealer, when each such purchase is made the investor or dealer must provide the Distributor with sufficient information to verify that the purchase qualifies for the privilege or discount, such as account numbers or tax identification numbers for Forward Funds accounts eligible for aggregation. The investor must identify and provide information to Forward Funds or the investor’s financial intermediary, as applicable, regarding shares of Forward Funds held in all of the investor’s accounts (e.g., IRA, non-retirement, 529 plan, etc.) and the accounts of immediate family members (including siblings and parents-in-law) at Forward Funds or any other financial intermediary. Stated differently, the investor must identify to his or her registered representative the complete universe of eligible shareholder accounts in order to receive the maximum break point discount possible.

Other Redemption Information

Telephone Redemption and Exchange Privileges

As discussed in the Funds’ Prospectuses, the telephone redemption and exchange privileges are available for all shareholder accounts except that only the telephone exchange privilege is available for retirement accounts. The privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

1.	Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the NYSE is open for business (a “Business Day”), but not later than 4:00 p.m., Eastern time, will be processed at that day’s closing net asset value. If you choose to receive the proceeds from your redemption via wire transfer, there is a $30.00 charge.

2.	Telephone redemptions and/or exchange instructions should be made by calling (800) 999-6809.

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3.	The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

4.	Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent: (a) Proceeds of the redemption must be mailed to the current address on the application. This address cannot reflect any change within the previous 30 days. (b) Certain account information will need to be provided for verification purposes before the redemption will be executed. (c) There is no limit on the number of telephone redemptions (where proceeds are being mailed to the address of record) that can be processed within a 30-day period. (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

Matters Affecting Redemptions

Payments to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request in proper form, except that the Trust may suspend the right of redemption or postpone the date of payment as to a Fund during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds’ shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as the Fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 10 Business Days.

Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event that the Funds liquidates portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the prorated cost of such liquidation not to exceed one percent of the net asset value of such shares.

In accordance with its 18f-1 election filed with the SEC, the Trust intends to redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. It is highly unlikely that shares would ever be redeemed in-kind. When shares are redeemed in-kind, the redeeming shareholders should expect to incur transaction costs upon the disposition of the securities received in the distribution. In such cases, the shareholder may incur brokerage costs in converting the portfolio securities to cash.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of a Fund (as defined in Section 2(a)(3) of the 1940 Act). Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectuses and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of handling small investments, each Fund reserves the right, upon 60 days’ written notice, to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $100 in the Fund. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $100 before the redemption is processed. This policy will not be implemented where the Trust has previously waived the minimum investment requirements or where the account value is a result of a decline in the net asset value per share.

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The value of shares on redemption or repurchase may be more or less than the investor’s investment, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

DETERMINATION OF SHARE PRICE

The net asset value (“NAV”) and offering price of a Fund’s shares will be determined once daily as of the close of trading on the NYSE (normally 4:00 p.m., Eastern Time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC.

The NAV per share for a Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of shares of the Fund that have already been issued. The NAV of different Classes of shares of the same Fund will differ due to differing Class expenses. The offering price is the NAV per share plus any applicable sales charge. When you sell shares, you receive the NAV per share minus any applicable CDSC. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after the order is placed. Orders received by Financial Intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE (normally 4:00 p.m., Eastern time). It is the responsibility of the Financial Intermediary to insure that all orders are transmitted in a timely manner to a Fund. Orders received by Financial Intermediaries after the close of trading on the NYSE will be confirmed at the next computed offering price.

SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares on a periodic basis, the Funds may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly, pursuant to the provisions of the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be sent after the end of each quarterly period and shall reflect all transactions in the investor’s account during the preceding quarter. All other shareholders will receive a confirmation of each new transaction in their accounts.

Certificates representing shares of the Funds will not be issued to shareholders. The Transfer Agent will maintain for each shareholder an account in which the registration and transfer of shares are recorded, and any transfers will be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid Medallion Signature Guarantee, when changing certain information in an account, such as wiring instructions and address of record.

Self-Employed and Corporate Retirement Plans

For self-employed individuals and corporate investors that wish to purchase shares, a Prototype Plan and Custody Agreement are available through the Trust. For further details, including the right to appoint a successor Custodian, see the Prototype Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of the Trust under a custodianship with another bank or trust company must make individual arrangements with such an institution.

Individual Retirement Accounts

Investors with earned income are eligible to purchase shares of the Funds under an individual retirement account (“IRA”) pursuant to Section 408(a) of the Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simplified Employee Pension Plans (“SEP IRA”), which employers may establish on behalf of their employees are also available. Full details on the IRA and SEP

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IRA are contained in Internal Revenue Service required disclosure statements, and the Custodian will not open an IRA until seven days after the investor has received such statement from the Trust. An IRA funded by shares of the Funds may also be used by employers who have adopted a SEP IRA.

Purchases of shares by Section 403(b) retirement plans and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

DIVIDENDS AND DISTRIBUTIONS

Shareholders have the privilege of reinvesting both income dividends and capital gain distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a shareholder can elect at any time to receive dividends and/or capital gain distributions in cash.

In the absence of such an election, each purchase of shares of the Funds is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive the investor’s dividends and distributions upon all shares registered in the investor’s name and to reinvest them in full and fractional shares of the Funds at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of shares of the Funds request that dividends and/or capital gain distributions be paid to the shareholder in cash.

If you elect to receive cash dividends and/or capital gains distributions and a check is returned as undelivered by the United States Postal Service, each Fund reserve the right to invest the check in additional shares of the Fund at the then-current net asset value and to convert your account’s election to automatic reinvestment of all distributions, until the Fund’s Transfer Agent receives a corrected address in writing from the number of account owners authorized on your application to change the registration. If the Transfer Agent receives no written communication from the account owner(s) and there are no purchases, sales or exchanges in your account for a period of time mandated by state law, then that state may require the Transfer Agent to turn over to the applicable state government the value of the account as well as any dividends or distributions paid.

After a dividend or capital gains distribution is paid, a Fund’s share price will drop by the amount of the dividend or distribution. If you have chosen to have your dividends or distributions paid to your account in additional shares, the total value of your account will not change after the dividend or distribution is paid. In such cases, while the value of each share will be lower, each reinvesting shareholder will own more shares. Reinvested shares will be purchased at the price in effect at the close of business on the day after the record date.

TAX CONSIDERATIONS

The following discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, trusts or estates) and certain foreign persons (i.e., non-U.S. persons) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, partnerships, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisors with respect to the particular consequences to them of an investment in the Funds, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

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Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company (“RIC”) under the Code. To so qualify, a Fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies and (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets (including borrowings for investment purposes, if any) and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets (including borrowings for investment purposes, if any) is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses or of one or more qualified publicly traded partnerships.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains it distributes to shareholders, if at least the sum of 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and 90% of the Fund’s net tax-exempt interest income for the taxable year is distributed. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it generally would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate-dividends received deduction) which are taxable to shareholders as ordinary income, or as qualifying dividends eligible for a reduced rate of tax as discussed below. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Distributions

Dividends of investment company taxable income (including net short-term capital gains) are generally taxable to shareholders as ordinary income (subject to the discussion of qualifying dividends below), whether received in cash or reinvested in Fund shares. The Funds distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the applicable Fund’s dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction.

Distributions of net capital gains (the excess of net long-term capital gain over net short-term capital losses) designated by the Funds as capital gain dividends are taxable to shareholders, whether received in cash or reinvested in Fund shares, as long-term capital gain, regardless of the length of time a Fund’s shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gains. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

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Each Fund expects to declare and pay income dividends, if any, quarterly and capital gains distributions, if any, annually in December.

Dividends, including capital gain dividends, declared in November or December with a record date in such month and paid during the following January will be treated as having been paid by the Funds and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduce the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales and on certain qualifying dividends on corporate stock. The rate reductions do not apply to corporate taxpayers. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from a Fund’s investments in bonds and other debt instruments will not generally qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” The lower tax rates on long-term capital gains and qualifying dividends is scheduled to expire after 2010 in the absence of Congressional action.

Sale or Other Disposition of Shares

Upon the redemption or exchange of shares, a shareholder will realize a taxable gain or loss depending upon the basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands; a gain will generally be taxed as long-term capital gain if the shareholder’s holding period is more than one year. A gain from disposition of shares held not more than one year will be treated as short-term capital gain. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days, beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Further, any loss recognized on shares held less than six months will be disallowed to the extent of any exempt interest dividends that were received with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a “reinvestment right” received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of shares.

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Backup Withholding

Each Fund generally will be required to withhold federal income tax, currently at a rate of 28% (“backup withholding”) from dividends paid, capital gain distributions and redemption proceeds to a shareholder if (1) the shareholder fails to furnish the Fund with the shareholder’s correct taxpayer identification number or social security number and to make such certifications as the Funds may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s Federal income tax liability.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from the applicable Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will generally be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a lower treaty rate) upon the gross amount of the dividend. However, subject to certain limitations and the receipt of further guidance from the U.S. Treasury, dividends paid to certain foreign shareholders may be exempt from U.S. tax through 2007 to the extent such dividends are attributable to qualified interest and/or net short-term capital gains, provided that the Funds elect to follow certain procedures. A Fund may choose to not follow such procedures and there can be no assurance as to the amount, if any, of dividends that would not be subject to withholding. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the applicable Fund, capital gain dividends and amounts retained by the applicable Fund that are designated as undistributed capital gains. Note that the 15% rate of tax applicable to certain dividends (discussed above) does not apply to dividends paid to foreign shareholders.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the applicable Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Funds with proper certification of their foreign status.

Foreign shareholders may also be subject to U.S. Federal estate tax on the value of their shares. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Original Issue Discount

Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Funds, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Market Discount

Some debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the

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Fund in each taxable year in which such Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been included in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are treated as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were sold), which may cause the Fund to recognize income without receiving cash to use to make distributions in amounts necessary to avoid income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts or hedged investments. A Fund’s status as a regulated investment company may limit its ability to engage in transactions involving foreign currency, futures, options and forward contracts.

Certain transactions undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Dividend Rolls

Each Fund may perform “dividend rolls.” A dividend roll is an arrangement in which a Fund purchases stock in a U.S. corporation that is about to pay a dividend. The Fund then collects the dividend. If applicable requirements are met, the dividend may qualify for the corporate “dividends-received deduction.” If so, the Fund’s distributions of investment company taxable income may in turn be eligible for the corporate dividends-received deduction (pursuant to which corporate shareholders of the Fund may exclude from income up to 70% of the portion of such qualifying distributions) to the extent attributable to its dividend income from U.S. corporations (including its income from dividend roll transactions if the applicable requirements are met). The Fund then sells the stock after the dividend is paid. This usually results in a short term capital loss. Dividend roll transactions are subject to less favorable tax treatment if the sale of the stock is prearranged or where there is otherwise no risk of loss during the holding period. Under those circumstances, the dividend would not qualify for the dividends-received deduction.

Constructive Sales

Under certain circumstances, a Fund may recognize a gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions that are closed before the end of the 30th day after the close of the taxable year and where the Fund holds the appreciated financial position throughout the 60-day period beginning on the date the transaction is closed, if certain other conditions are met.

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Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

Currency Fluctuation - Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

Some of the Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends and gain from the sale of securities). If a Fund receives an “excess distribution” with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the Fund held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are taxable as ordinary income.

A Fund may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking-to-market the Fund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Other Investment Companies

It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to a Fund may limit the extent to which the Fund will be able to invest in other investment companies.

Real Estate Investment Fund Investments

Each Fund may invest in real estate investment trusts (“REITs”) that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (“TMPs”). Although the Investment Advisor do not intend to invest Fund assets in REITs that hold primarily residual interests in REMICs or TMPs, under applicable Treasury regulations and other guidance, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual

65

interest in a REMIC or an interest in a TMP (referred to in the Code as an “excess inclusion”) may be subject to federal income tax. Excess inclusion income of the Fund may be allocated to shareholders of the Fund in proportion to the dividends received by the shareholders, with the same tax consequences as if the shareholder directly held the REMIC residual interest or interest in the TMP. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts or other tax-exempt entities) subject to tax on unrelated business income, thereby potentially requiring such an entity to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of Fund shares, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Investment Advisor have not historically invested in mortgage REITs or vehicles that primarily hold residual interest in REMICS or TMPs and does not intend to do so in the future.

Short Sales

Short sales are subject to special tax rules which will impact the character of gains and losses realized and affect the timing of income recognition. Short sales entered into by a Fund by increase the amount of ordinary income dividends received by shareholders and may impact the amount of qualified dividend income and income eligible for the dividends received deduction that it is able to pass through to shareholders.

Personal Holding Company

Based upon the number of shareholders of a Fund, the Fund could be considered to be personal holding companies (a “PHC”) under the Code. A company is considered a PHC if: (1) at least 60% of its income is derived from certain types of passive income (e.g., interest, dividends, rents, and royalties) and (2) at any time during the last half of the taxable year more than 50% in value of its outstanding stock is owned directly, or indirectly, by or for not more than 5 individuals. A company satisfying this test is taxed on its undistributed personal holding company income (“UPHCI”) at 15%. UPHCI is computed by making certain adjustments to taxable income, including a downward adjustment for distributions made to shareholders during the taxable year.

The tax on UPHCI is in addition to any other tax. Under the Code, a regulated investment company that is also a PHC will also be taxed on any undistributed investment company taxable income at the highest corporate rate under the Code. Each of the Funds intends to distribute sufficient taxable income to its shareholders in any applicable taxable period in which it is treated as a PHC to reduce or eliminate its UPHCI.

Other Tax Matters

Each Fund is required to recognize income currently each taxable year for federal income tax purposes under the Code’s original issue discount rules in the amount of the unpaid, accrued interest with respect to bonds structured as zero coupon or deferred interest bonds or pay-in-kind securities, even though it receives no cash interest until the security’s maturity or payment date. As discussed above, in order to qualify for treatment as a regulated investment company, each Fund must distribute substantially all of its income to shareholders. Thus, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or leverage itself by borrowing cash, so that it may satisfy the distribution requirement.

Exchange control regulations that may restrict repatriation of investment income, capital, or the proceeds of securities sales by foreign investors may limit a Fund’s ability to make sufficient distributions to satisfy the 90% and calendar year distribution requirements described above.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisors for more information.

66

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of Fund shares also may be subject to state and local taxes. Shareholders should consult their own tax advisors as to the Federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, a Fund in their particular circumstances.

Liquidation of Funds

The Board of Trustees of the Trust may determine to close and liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholders basis in his or her shares of the Fund.

GENERAL INFORMATION

Description of the Trust and Its Shares

The Trust consists of 35 portfolios described in separate Prospectuses and SAIs. Each share represents an equal proportionate interest in a Forward Fund with other shares of that Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Trustees. Shareholders are entitled to one vote for each share owned.

An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to elect Trustees, amend the Certificate of Trust, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.

The Trust will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request from shareholders holding not less than 10% of the outstanding votes of the Trust. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

Control Persons and Principal Holders of Securities

No persons owned of record or beneficially 5% or greater of any class of the outstanding securities of the Forward Select Income, Forward Global Infrastructure, Forward International Real Estate or Forward Strategic Realty Funds as of the date of this Statement of Additional Information.

67

[As of December 31, 2008, the Officers and Trustees owned, as a group, less than 1% of the outstanding equity securities of each Fund.]

Other Information

The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Funds’ Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their investments in the Funds through annual and semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent registered public accountants.

Custodian

BBH is the Trust’s custodian. Its principal business address is 40 Water Street, Boston, Massachusetts 02109. BBH is responsible for the custody of the Funds’ assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Legal Counsel

Legal matters for the Trust are handled by Dechert LLP, 4675 MacArthur Court, Suite 1400, Newport Beach, California 92660.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust.

FINANCIAL STATEMENTS

You may obtain a Prospectus, Annual Report or Semi-Annual Report at no charge by contacting the Trust at Forward Funds, P.O. Box 1345, Denver, CO 80201, or by calling (800) 999-6809.

Shown below are the financial statements for the Kensington Real Estate Securities, Forward Real Estate, Kensington Global Real Estate and Kensington International Real Estate Funds (the “Funds”) as of the dates indicated and pro forma financial statements for the combined Forward Real Estate and Forward International Real Estate Funds (“Combined Funds”) assuming the Reorganization of the Funds is consummated as of December 31, 2008. The first table presents Portfolio of Investments for each Fund and estimated pro forma figures for the Combined Fund. The second table presents Statements of Assets and liabilities for each Fund and estimated pro forma figures for the Combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the Combined Fund. These tables are followed by the Notes to the pro forma Financial Statements.

68

Portfolio of Investments as of December 31, 2008

Pro Forma Combined Schedule of Investments

Kensington Real Estate Securities Fund

Forward Real Estate Fund

Forward Real Estate Fund Pro Forma Combined

(Unaudited)

		Kensington Real Estate Securities Fund		Forward Real Estate Fund		Forward Real Estate Fund Pro-Forma Combined
	% of Net Assets	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value
COMMON STOCKS	85.12%
Apartments	5.03%
Equity Residential Properties Trust		36,900	$1,100,358	—	$—	36,900	$1,100,358
Essex Property Trust, Inc.		6,500	498,875	—	—	6,500	498,875
Mid-America Apartment Communities, Inc.		4,900	182,084	—	—	4,900	182,084
UDR, Inc.		16,860	232,499	—	—	16,860	232,499

			2,013,816		—		2,013,816

Diversified	1.64%
Liberty Property Trust		11,800	269,394	—	—	11,800	269,394
Washington Real Estate Investment Trust		—	—	13,600	384,880	13,600	384,880

			269,394		384,880		654,274

Health Care	11.98%
Alexandria Real Estate Equities, Inc.		—	—	21,100	1,273,174	21,100	1,273,174
HCP, Inc.		35,200	977,504	—	—	35,200	977,504
Health Care REIT, Inc.		17,500	738,500	8,200	346,040	25,700	1,084,540
Nationwide Health Properties, Inc.		18,300	525,576	—	—	18,300	525,576
Ventas, Inc.		27,700	929,889	—	—	27,700	929,889

			3,171,469		1,619,214		4,790,683

Hotels	2.92%
Hospitality Properties Trust		—	—	50,000	743,500	50,000	743,500
Host Hotels & Resorts, Inc.		56,100	424,677	—	—	56,100	424,677

			424,677		743,500		1,168,177

Industrials	8.60%
AMB Property Corp.		—	—	41,000	960,220	41,000	960,220
EastGroup Properties, Inc.		3,300	117,414	30,000	1,067,400	33,300	1,184,814
ProLogis		52,250	725,753	41,000	569,490	93,250	1,295,243

			843,167		2,597,110		3,440,277

Materials	0.07%
Clearwater Paper Corp. (a)		—	—	3,428	28,761	3,428	28,761

Net Lease	0.92%
National Retail Properties, Inc.		21,300	366,147	—	—	21,300	366,147

Office	10.91%
Boston Properties, Inc.		20,715	1,139,325	16,500	907,500	37,215	2,046,825
Brookfield Properties Corp.		14,550	112,471	—	—	14,550	112,471
Corporate Office Properties Trust		9,200	282,440	16,000	491,200	25,200	773,640
Digital Realty Trust, Inc.		15,800	519,030	12,300	404,055	28,100	923,085
Mack-Cali Realty Corp.		10,741	263,155	—	—	10,741	263,155
SL Green Realty Corp.		9,500	246,050	—	—	9,500	246,050

			2,562,471		1,802,755		4,365,226

Regional Malls	1.30%
The Macerich Co.		16,100	292,376	—	—	16,100	292,376
Taubman Centers, Inc.		8,900	226,594	—	—	8,900	226,594

			518,970		—		518,970

Residential	7.66%
American Campus Communities, Inc.		—	—	50,000	1,024,000	50,000	1,024,000
AvalonBay Communities, Inc.		10,300	623,974	10,000	605,800	20,300	1,229,774
Colonial Properties Trust		—	—	49,500	412,335	49,500	412,335
Education Realty Trust, Inc.		—	—	76,000	396,720	76,000	396,720

			623,974		2,438,855		3,062,829

Retail	27.51%
CBL & Associates Properties, Inc.		—	—	35,450	230,425	35,450	230,425
Cedar Shopping Centers, Inc.		—	—	83,000	587,640	83,000	587,640
Developers Diversified Realty Corp.		—	—	26,000	126,880	26,000	126,880
Federal Realty Investment Trust		6,600	409,728	2,000	124,160	8,600	533,888
Kimco Realty Corp.		27,900	510,012	40,000	731,200	67,900	1,241,212
Kite Realty Group Trust		—	—	69,200	384,752	69,200	384,752
Ramco-Gershenson Properties Trust		—	—	36,000	222,480	36,000	222,480
Regency Centers Corp.		6,900	322,230	21,250	992,375	28,150	1,314,605
Simon Property Group, Inc.		30,800	1,636,404	32,500	1,726,725	63,300	3,363,129
Vornado Realty Trust		18,363	1,108,207	19,000	1,146,650	37,363	2,254,857
Weingarten Realty Investors, Inc.		—	—	36,000	744,840	36,000	744,840

			3,986,581		7,018,127		11,004,708

Shopping Centers	0.44%
Tanger Factory Outlet Centers		4,700	176,814	—	—	4,700	176,814

Storage	3.30%
Public Storage, Inc.		16,632	1,322,244	—	—	16,632	1,322,244

Self-Storage	1.11%
U-Store-It Trust		—	—	100,000	445,000	100,000	445,000

Specialized	1.72%
Entertainment Property Trust		—	—	12,600	375,480	12,600	375,480
Potlatch Corp.		—	—	12,000	312,120	12,000	312,120

			—		687,600		687,600

Total Common Stocks			16,279,724		17,765,802		34,045,526
(Cost $17,184,681, $23,417,187 and $40,601,868, respectively)

REPURCHASE AGREEMENTS	1.34%
Custodial Trust Co., 0.010%, dated 12/31/08 due 01/01/09, repurchase price $537,753 (collateralized by U.S. Treasury Note, 01/15/16, valued at $550,847)		$537,753	537,753	—	—	$537,753	537,753

Total Repurchase Agreements			537,753		—		537,753
(Cost $537,753, $0 and $537,753, respectively)

SHORT-TERM BANK DEBT INSTRUMENTS	13.77%
Bank of America—Toronto, 0.060%, due 1/02/09		—	—	5,506,350	5,506,350	5,506,350	5,506,350

Total Short-Term Bank Debt Instruments			—		5,506,350		5,506,350
(Cost $0, $5,506,350 and $5,506,350, respectively)

Total Investments	100.23%		16,817,477		23,272,152		40,089,629
(Cost $17,722,434, $28,923,537 and $46,645,971, respectively)
Net Other Assets and Liabilities	(0.23)%		368,856		(460,428)		(91,572)
Net Assets	100.00%		$17,186,333		$22,811,724		$39,998,057

(a)	Non-income producing security.

Percentages are stated as a percent of net assets.

Fair Value Measurements: The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

	Kensington Real Estate Securities Fund		Forward Real Estate Fund		Forward Real Estate Fund Pro-Forma Combined
VALUATION INPUTS	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Level 1-Quoted Prices	$16,279,724	$—	$23,272,152	$—	$39,551,876	$—
Level 2-Other Significant Observable Inputs	537,753	—	—	—	537,753	—
Level 3-Significant Unobservable Inputs	—	—	—	—	—	—

Total	$16,817,477	$—	$23,272,152	$—	$40,089,629	$—

(a)	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Statement of Assets and Liabilities as of December 31, 2008

Pro Forma Combined Statement of Assets and Liabilities

Kensington Real Estate Securities Fund

Forward Real Estate Fund

Forward Real Estate Fund Pro Forma Combined

(Unaudited)

	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Adjustments	Forward Real Estate Fund Pro Forma Combined
ASSETS:
Investments, at value	$16,279,724	$23,272,152		$39,551,876
Repurchase agreements, at cost	537,753	—		537,753

Total Investments	16,817,477	23,272,152	—	40,089,629
Receivable for investments sold	267,295	—		267,295
Receivable for shares sold	131,210	22,452		153,662
Interest and dividends receivable	152,514	116,055		268,569
Other assets	9,992	8,190		18,182

Total Assets	17,378,488	23,418,849	—	40,797,337

LIABILITIES:
Payable for shares redeemed	125,897	554,718		680,615
Payable to advisor	13,902	16,365		30,267
Payable for administrative services plan fees	3,479	—		3,479
Payable for distribution and service fees	11,322	5,722		17,044
Payable to trustees	—	536		536
Payable for chief compliance officer fee	—	481		481
Accrued expenses and other liabilities	37,555	29,303		66,858

Total Liabilities	192,155	607,125	—	799,280

NET ASSETS	$17,186,333	$22,811,724	$—	$39,998,057

NET ASSETS CONSIST OF:
Paid-in capital	$31,762,248	$28,833,451		$60,595,699
Accumulated net investment income	7,295	73,459		80,754
Accumulated net realized loss on investments	(13,678,253)	(443,801)		(14,122,054)
Net unrealized depreciation on investments	(904,957)	(5,651,385)		(6,556,342)

TOTAL NET ASSETS	$17,186,333	$22,811,724	$—	$39,998,057

INVESTMENTS, AT COST	$17,722,434	$28,923,537	$—	$46,645,971

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	—	$8.35		$8.35
Net Assets	—	$19,064,952		$19,064,952
Shares of beneficial interest outstanding	—	2,284,568		2,284,568
Class Y/Institutional Class:
Net Asset Value, offering and redemption price per share (a)	$18.62	$8.13		$8.13
Net Assets	$1,262,148	$3,746,772		$5,008,920
Shares of beneficial interest outstanding (b)	67,794	460,608	87,452	615,854
Class A:
Net Asset Value, offering and redemption price per share	$18.52	—		$8.35
Net Assets	$10,580,929	—		$10,580,929
Shares of beneficial interest outstanding (c)	571,333	—	695,844	1,267,177
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$19.65	—		$8.86
Class B:
Net Asset Value, offering and redemption price per share (a)	$18.38	—		$8.35
Net Assets	$1,816,308	—		$1,816,308
Shares of beneficial interest outstanding (c)	98,804	—	118,718	217,522
Class C:
Net Asset Value, offering and redemption price per share (a)	$18.36	—		$8.35
Net Assets	$3,526,948	—		$3,526,948
Shares of beneficial interest outstanding (c)	192,121	—	230,268	422,389

(a)	Redemption price per share varies by length of time shares are held.
(b)	Kensington Real Estate Securities Fund Class Y shares are exchanged for Forward Real Estate Fund Institutional Class shares.
(c)	Kensington Real Estate Securities Fund Class A, Class B and Class C shares are exchanged for Forward Real Estate Fund Class A, Class B and Class C shares. Initial per share values are presumed to be equal to Forward Real Estate Fund Investor Class shares.

Statement of Operations for the Year Ended December 31, 2008

Pro Forma Combined Statement of Operations

Kensington Real Estate Securities Fund

Forward Real Estate Fund

Forward Real Estate Fund Pro Forma Combined

(Unaudited)

	Kensington Real Estate Securities Fund	Forward Real Estate Fund	Pro Forma Adjustments		Forward Real Estate Fund Pro Forma Combined
INVESTMENT INCOME:
Interest	$32,720	$65,616			$98,336
Dividends	1,335,513	1,010,630			2,346,143
Securities lending income	—	7,534			7,534
Foreign taxes withheld	(2,984)	(2,199)			(5,183)

Total Investment Income	1,365,249	1,081,581	—		2,446,830

EXPENSES:
Investment advisory fee	274,714	303,340			578,054
Administrative fee	—	26,687			26,687
Administration, fund accounting and transfer agent fees	42,092	—			42,092
Custodian fee	12,099	3,943			16,042
Legal and audit fee	61,263	29,786			91,049
Transfer agent fee	—	11,917			11,917
Trustees’ fees and expenses	3,378	1,536			4,914
Registration/filing fees	44,902	13,817			58,719
Reports to shareholder and printing fees	14,328	11,165			25,493
Interest Expense	216	—			216
Administrative services plan fees	39,028	—	(39,028	) (a)	—
Distribution and service fees					—
Investor Class	—	109,905			109,905
Class A	47,076	—			47,076
Class B	34,633	—			34,633
Class C	82,711	—			82,711
Chief compliance officer fee	—	3,023			3,023
Other	9,654	1,023			10,677

Total expenses	666,094	516,142	(39,028)		1,143,208
Less fees waived/reimbursed by investment advisor	(113,367)	—	78,718	(b)	(34,649)

Total net expenses	552,727	516,142	39,690		1,108,559

NET INVESTMENT INCOME:	812,522	565,439	(39,690)		1,338,271

Net realized loss on investments	(12,342,682)	(420,559)			(12,763,241)
Net change in unrealized depreciation on investments	(4,576,145)	(14,474,695)			(19,050,840)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(16,918,827)	(14,895,254)	—		(31,814,081)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,106,305)	$(14,329,815)	$(39,690)		$(30,475,810)

(a)	The adjustment to eliminate the administrative services plan fees under the Forward Real Estate Fund Pro Forma Combined.
(b)	The adjustment to decrease fees waived/reimbursed by investment advisor to be charged under the Forward Real Estate Fund Pro Forma Combined.

Notes to Combining Pro Forma Financial Statements of

Kensington Real Estate Securities Fund and Forward Real Estate Fund

December 31, 2008

(Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Kensington Real Estate Securities Fund (“Real Estate Securities Fund”) into the Forward Real Estate Fund (“Real Estate Fund”) as if the Reorganization had taken place on December 31, 2008.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Real Estate Securities Fund and the Real Estate Fund (the “Combined Fund” or the “Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Real Estate Securities Fund in exchange for shares of the Real Estate Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Real Estate Securities Fund and the Real Estate Fund have been combined as of and for the twelve months ended December 31, 2008. Following the acquisition, the Real Estate Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of December 31, 2008, the Real Estate Securities Fund’s portfolio did not contain securities, either individually or when aggregated with the Real Estate Fund’s portfolio, that violated the investment policies or restrictions of the Real Estate Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Real Estate Securities Fund and the Real Estate Fund included in their annual reports dated December 31, 2008.

2. General Information and Significant Accounting Policies

The Combined Fund is a series of Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Combined Fund seeks income with capital appreciation as a secondary goal and invests in a non-diversified portfolio of securities of progressive real estate companies, including real estate investment trusts (“REITs”).

The Fund offers Investor Class, Class A, Class B, Class C and Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of .50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares of the Fund are subject to a 1.00% CDSC for redemptions made within two years of purchase, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its pro forma financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Combined Fund’s behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, the Fund had no securities on loan.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid monthly for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. For the year ended December 31, 2008 there were no ReFlow fees incurred by the Fund.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2008, based on the Fund’s average daily net assets: 0.85% on assets up to and including $100 million, 0.80% on assets over $100 million up to and including $500 million and 0.70% on assets over $500 million.

The Trust and Forward Management have entered into investment sub-advisory agreement with Forward Uniplan Advisors, Inc. (“Uniplan” or the “Sub-Advisor”) for the Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Forward Management calculated daily and payable monthly at the following annual rates based on the Fund’s average daily net assets of 0.60% on assets up to and including $100 million, 0.55% on assets up to and including $500 million and 0.45% on assets over $500 million.

Expense Limitations: The Advisor has agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Advisor has contractually agreed to waive a portion of its fees until June 30, 2011 in amounts necessary to limit the Fund’s operating expenses for Investor Class shares to an annual rate of 1.60%, for Institutional Class shares to an annual rate of 1.20%, for Class A shares to an annual rate of 1.45% and for Class B and Class C shares to an annual rate of 2.20%.

For the year ended December 31, 2008, the fee waivers and recoupment of previously waived fees for the Combined Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Investor Class	$6,524	$0	$6,524
Institutional Class	14,694	0	14,694
Class A	2,732	0	2,732
Class B	6,529	0	6,529
Class C	4,170	0	4,170

At December 31, 2008, the balance of recoupable expenses for the Fund was as follows:

CLASS	2006	2007	2008	TOTAL
Investor Class	—	—	$6,524	$6,524
Institutional Class	$29	—	14,694	14,723
Class A	2,285	—	2,732	5,017
Class B	382	—	6,529	6,911
Class C	1,240	—	4,170	5,410

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Under the Distribution Plan for the Investor Class shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.25% of the average daily net assets attributable to Investor Class shares. Under the Distribution Plan for the Class A shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares. Under the Distribution Plan for the Class B and Class C shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Investor Class, Institutional Class, Class A, Class B and Class C shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.15% of the average daily net assets attributable to Investor Class shares, up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares and , up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2008, Institutional Class shares of the Fund were not subject to distribution fees.

5. Capital Shares

The pro forma net asset values per share assume that the issuance of the Real Estate Fund shares to the Real Estate Securities Fund would have occurred at December 31, 2008 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at December 31, 2008:

Class of Shares	Shares Outstanding at December 31, 2008	Additional Shares issued in the Reorganization	Pro Forma Shares at December 31, 2008
Investor Class	2,284,568	0	2,284,568
Institutional Class	460,608	155,246	615,854
Class A	0	1,267,177	1,267,177
Class B	0	217,522	217,522
Class C	0	422,389	422,389

6. Tax Basis Information

Tax Basis of Investments: At December 31, 2008, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$50,169,476
Gross Unrealized Appreciation	$5,121,454
Gross Unrealized Depreciation	(15,201,301)

Net Unrealized Depreciation	$(10,079,847)

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and December 31, 2008 in the amount of $5,927,740.

Capital Loss Carryforwards: At December 31, 2008, the Fund had available for Federal income tax purposes unused capital losses of $4,356,771, which expire December 31, 2016. In a tax-free reorganization there may be a limitation on the amount of capital loss carryforwards that may be transferred to the Combined Fund.

Portfolio of Investments as of December 31, 2008

Pro Forma Combined Schedule of Investments

Kensington Global Real Estate Fund

Kensington International Real Estate Fund

Forward International Real Estate Fund Pro Forma Combined

(Unaudited)

		Kensington Global Real Estate Fund		Kensington International Real Estate Fund		Forward International Real Estate Fund Pro Forma Combined
	% of Net Assets	Shares or Principal Amount	Value	Shares or Principal Amount	Value	Shares or Principal Amount	Value
COMMON STOCKS	98.08%
Australia	13.24%
CFS Retail Property Trust		33,300	$43,415	304,400	$396,865	337,700	$440,280
Commonwealth Property Office Fund		36,100	29,699	407,209	335,009	443,309	364,708
Dexus Property Group		58,351	33,360	768,346	439,266	826,697	472,626
Goodman Group		219,180	113,081	1,767,377	911,838	1,986,557	1,024,919
Stockland		46,510	131,004	437,173	1,231,379	483,683	1,362,383
Westfield Group		84,902	766,558	632,500	5,710,673	717,402	6,477,231

			1,117,117		9,025,030		10,142,147

Brazil	0.39%
General Shopping Brasil SA (a)		—	—	310,500	302,245	310,500	302,245

			—		302,245		302,245

Canada	3.27%
Boardwalk Real Estate Investment Trust		3,100	64,185	35,300	730,877	38,400	795,062
Brookfield Properties Corp.		15,850	122,521			15,850	122,521
Calloway Real Estate Investment Trust		7,300	67,116	56,300	517,623	63,600	584,739
RioCan Real Estate Investment Trust		8,400	92,948	82,400	911,773	90,800	1,004,721

			346,770		2,160,273		2,507,043

Finland	0.93%
Citycon Oyj		24,454	57,107	279,712	653,206	304,166	710,313

			57,107		653,206		710,313

France	10.00%
Societe Immobiliere de Location pour l’Industrie et le Commerce		800	73,995	5,300	490,217	6,100	564,212
Unibail-Rodamco Co.		4,534	671,214	43,404	6,425,529	47,938	7,096,743

			745,209		6,915,746		7,660,955

Hong Kong	20.52%
Champion REIT		230,000	61,727	1,950,000	523,341	2,180,000	585,068
China Overseas Land & Investment, Ltd.		177,200	246,473	1,557,800	2,166,794	1,735,000	2,413,267
China Overseas Land & Investment, Ltd. Rights (a) (b)		7,088	2,542	62,312	22,351	69,400	24,893
China Resources Land, Ltd.		30,000	36,773	284,000	348,120	314,000	384,893
Hang Lung Properties, Ltd.		84,622	183,871	810,178	1,760,393	894,800	1,944,264
Henderson Land Development Co., Ltd.		57,760	213,893	561,740	2,080,196	619,500	2,294,089
Hongkong Land Holdings, Ltd.		30,000	74,400	55,200	136,896	85,200	211,296
Link REIT		104,075	171,887	845,925	1,397,105	950,000	1,568,992
New World Development, Ltd.		84,400	85,596	851,100	863,158	935,500	948,754
Sun Hung Kai Properties, Ltd.		66,150	551,378	575,350	4,795,697	641,500	5,347,075

			1,628,540		14,094,051		15,722,591

Japan	24.52%
Japan Real Estate Investment Corp.		5	43,905	45	395,146	50	439,051
Kenedix Realty Investment Corp.		58	158,484	319	871,664	377	1,030,148
Mitsubishi Estate Co., Ltd.		46,100	735,871	376,900	6,016,264	423,000	6,752,135
Mitsui Fudosan Co., Ltd.		53,570	863,384	386,530	6,229,678	440,100	7,093,062
Nippon Building Fund, Inc.		22	237,353	195	2,103,806	217	2,341,159
Sumitomo Realty & Development Co., Ltd.		6,800	98,568	8,200	118,862	15,000	217,430
Tokyu REIT, Inc.		15	91,340	134	815,973	149	907,313

			2,228,905		16,551,393		18,780,298

Netherlands	3.14%
Corio NV		3,200	146,300	30,400	1,389,847	33,600	1,536,147
Nieuwe Steen Investment NV		4,837	75,372	51,083	795,997	55,920	871,369

			221,672		2,185,844		2,407,516
Norway	1.07%
Norwegian Property ASA		112,695	97,854	829,750	720,481	942,445	818,335

			97,854		720,481		818,335

Singapore	2.11%
CapitaCommercial Trust		82,300	51,125	629,600	391,110	711,900	442,235
CapitaLand, Ltd.		36,100	77,925	271,400	585,844	307,500	663,769
CapitaMall Trust		44,700	49,331	419,200	462,626	463,900	511,957

			178,381		1,439,580		1,617,961

Sweden	1.42%
Hufvudstaden AB -A Shares		14,300	99,909	141,900	991,404	156,200	1,091,313

			99,909		991,404		1,091,313

Switzerland	1.69%
Psp Swiss Property Ag		2,400	118,833	23,700	1,173,477	26,100	1,292,310

			118,833		1,173,477		1,292,310

United Kingdom	9.20%
British Land Co. PLC		21,156	167,598	170,000	1,346,743	191,156	1,514,341
Capital & Regional PLC		65,921	44,546	659,090	445,376	725,011	489,922
Derwent London PLC		6,008	62,626	50,408	525,438	56,416	588,064
Great Portland Estates PLC		7,844	29,322	67,896	253,806	75,740	283,128
Hammerson PLC		8,345	64,189	69,856	537,330	78,201	601,519
Land Securities Group PLC		19,500	258,213	137,909	1,826,150	157,409	2,084,363
Liberty International PLC		9,200	63,226	67,200	461,829	76,400	525,055
Segro PLC		10,900	38,709	94,600	335,948	105,500	374,657
Shaftesbury PLC		14,254	74,085	97,860	508,625	112,114	582,710

			802,514		6,241,245		7,043,759

United States	6.58%
AvalonBay Communities, Inc.		2,920	176,894	—	—	2,920	176,894
Boston Properties, Inc.		6,165	339,075	—	—	6,165	339,075
Corporate Office Properties Trust		1,700	52,190	—	—	1,700	52,190
Digital Realty Trust, Inc.		7,400	243,090	—	—	7,400	243,090
Equity Residential Properties Trust		10,100	301,182	—	—	10,100	301,182
Essex Property Trust, Inc.		2,700	207,225	—	—	2,700	207,225
Federal Realty Investment Trust		1,680	104,294	—	—	1,680	104,294
HCP, Inc.		14,000	388,780	—	—	14,000	388,780
Health Care REIT, Inc.		1,700	71,740	—	—	1,700	71,740
Host Hotels & Resorts, Inc.		14,800	112,036	—	—	14,800	112,036
Kimco Realty Corp.		8,793	160,736	—	—	8,793	160,736
Liberty Property Trust		3,600	82,188	—	—	3,600	82,188
The Macerich Co.		5,800	105,328	—	—	5,800	105,328
Mack-Cali Realty Corp.		2,025	49,612	—	—	2,025	49,612
Mid-America Apartment Communities, Inc.		1,900	70,604	—	—	1,900	70,604
National Retail Properties, Inc.		7,466	128,341	—	—	7,466	128,341
Nationwide Health Properties, Inc.		7,100	203,912	—	—	7,100	203,912
ProLogis Trust		19,610	272,383	—	—	19,610	272,383
Public Storage, Inc.		4,000	318,000	—	—	4,000	318,000
Regency Centers Corp.		2,436	113,761	—	—	2,436	113,761
Simon Property Group, Inc.		12,610	669,969	—	—	12,610	669,969
SL Green Realty Corp.		2,705	70,060	—	—	2,705	70,060
Tanger Factory Outlet Centers		1,100	41,382	—	—	1,100	41,382
Taubman Centers, Inc.		2,400	61,104	—	—	2,400	61,104
UDR, Inc.		5,225	72,053	—	—	5,225	72,053
Ventas, Inc.		8,400	281,988	—	—	8,400	281,988
Vornado Realty Trust		5,680	342,788	—	—	5,680	342,788

			5,040,715		—		5,040,715

Total Common Stocks			12,683,526		62,453,975		75,137,501
(Cost $17,870,286, $96,141,862 and $114,012,148, respectively)

INVESTMENT COMPANIES	0.26%
United States	0.26%
iShares Cohen & Steers Realty Majors Index Fund		2,150	94,987	—	—	2,150	94,987
iShares DJ U.S. Real Estate		2,850	106,105	—	—	2,850	106,105

Total Investment Companies			201,092		—		201,092
(Cost $196,595, $0 and $196,595, respectively)

REPURCHASE AGREEMENT	0.55%
Custodial Trust Co., 0.010%, dated 12/31/08 due 01/01/09, repurchased price $421,618 (collateralized by U.S. Treasury Note, 01/15/16, valued at $430,186)		$421,618	421,618	—	—	$421,618	421,618

Total Repurchase Agreement			421,618		—		421,618
(Cost $421,618, $0 and $421,618, respectively)

Total investments in securities	98.89%		13,306,236		62,453,975		75,760,211
(Cost $18,488,499, $96,141,862 and $114,630,361, respectively)

Other assets in excess of liabilities	1.11%		(203,516)		1,050,585		847,069
Net assets	100.00%		$13,102,720		$63,504,560		$76,607,280

(a)	Non-income producing security.
(b)	Fair valued security.

Fair Value Measurements: The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on January 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 – Quoted prices in active markets for identical investments

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2008.

	Kensington Global Real Estate Fund		Kensington International Real Estate Fund		Forward International Real Estate Fund Pro Forma Combined
VALUATION INPUTS	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)	INVESTMENTS IN SECURITIES	OTHER FINANCIAL INSTRUMENTS(a)
Level 1-Quoted Prices	$12,882,076	$—	$62,431,624	$—	$75,313,700	$—
Level 2-Other Significant Observable Inputs	424,160	—	22,351	—	446,511	—
Level 3-Significant Unobservable Inputs	—	—	—	—	—	—

Total	$13,306,236	$—	$62,453,975	$—	$75,760,211	$—

(a) Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as written options, short sales, currency contracts, futures, forward contracts and swap contracts.

For the year ended December 31, 2008, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Statement of Assets and Liabilities as of December 31, 2008

Pro Forma Combined Statement of Assets and Liabilities

Kensington Global Real Estate Fund

Kensington International Real Estate Fund

Forward International Real Estate Fund Pro Forma Combined

(Unaudited)

	Kensington Global Real Estate Fund	Kensington International Real Estate Fund	Pro Forma Adjustments	Forward International Real Estate Fund Pro Forma Combined
ASSETS
Investments, at value	$12,884,618	$62,453,975		$75,338,593
Repurchase agreements, at cost	421,618	—		421,618

Total Investments	13,306,236	62,453,975		75,760,211
Foreign currency, at value (cost $18,386, $542,672 and $561,058, respectively)	18,400	542,225		560,625
Interest and dividends receivable	103,728	435,611		539,339
Receivables from investment securities sold	83,428	3,577,062		3,660,490
Receivable for capital shares issued	169,516	121,790		291,306
Due from advisor	18,276	—		18,276
Other receivables	—	1,907		1,907
Prepaid expenses	5,541	11,866		17,407

Total Assets	13,705,125	67,144,436	—	80,849,561

LIABILITIES
Payable to custodian	—	702,972		702,972
Payables for investments purchased	131,954	—		131,954
Payable for capital shares redeemed	412,880	2,731,011		3,143,891
Accrued expenses and other payables				—
Foreign taxes withheld	8,790	—		8,790
Investment advisory fees	—	6,145		6,145
Distribution fees	5,444	23,181		28,625
Administrative services plan fee	4,959	40,345		45,304
Other accrued expenses	38,378	136,222		174,600

Total Liabilities	602,405	3,639,876	—	4,242,281

NET ASSETS	$13,102,720	$63,504,560	$—	$76,607,280

NET ASSETS CONSIST OF:
Paid-in capital	$32,697,002	$202,081,177		$234,778,179
Undistributed net investment loss	(75,710)	(1,129,639)		(1,205,349)
Accumulated realized loss on investments	(14,336,323)	(103,758,644)		(118,094,967)
Net unrealized depreciation on investments	(5,182,263)	(33,687,887)		(38,870,150)
Net unrealized appreciation/(depreciation) on foreign currency	14	(447)		(433)

TOTAL NET ASSETS	$13,102,720	$63,504,560	$—	$76,607,280

INVESTMENTS, AT COST	$18,488,499	$96,141,862	$—	$114,630,361

PRICING OF SHARES
Class A
Net Asset Value, offering and redemption price per share	$10.95	$12.89		$12.89
Net Assets	$8,304,298	$43,311,282		$51,615,580
Shares of beneficial interest outstanding	758,618	3,360,778	(114,375)	4,005,021
Maximum offering price per share (NAV/0.9425, based on maximum sales charge of 5.75% of the offering price)	$11.62	$13.67		$13.67
Class B
Net Asset Value, offering and redemption price per share (a)	$10.96	$12.88		$12.88
Net Assets	$739,381	$1,838,088		$2,577,469
Shares of beneficial interest outstanding	67,446	142,709	(10,041)	200,114
Class C
Net Asset Value, offering and redemption price per share (a)	$10.95	$12.87		$12.87
Net Assets	$3,786,687	$12,935,267		$16,721,954
Shares of beneficial interest outstanding	345,763	1,005,416	(51,537)	1,299,642
Class Y / Institutional Class
Net Asset Value, offering and redemption price per share (a)	$10.95	$12.89		$12.89
Net Assets	$272,354	$5,419,923		$5,692,277
Shares of beneficial interest outstanding	24,874	420,538	(3,745)	441,667

(a)	Redemption price per share varies by length of time shares are held.

Statement of Operations for the Year Ended December 31, 2008

Pro Forma Combined Statement of Operations

Kensington Global Real Estate Fund

Kensington International Real Estate Fund

Forward International Real Estate Fund Pro Forma Combined

(Unaudited)

	Kensington Global Real Estate Fund	Kensington International Real Estate Fund	Pro Forma Adjustments		Forward International Real Estate Fund Pro Forma Combined
INVESTMENT INCOME:
Interest	$26,934	$183,704			$210,638
Dividends	974,399	6,608,674			7,583,073
Foreign taxes withheld	(65,779)	(732,419)			(798,198)

Total Investment Income	935,554	6,059,959	—		6,995,513

EXPENSES:
Investment advisory fee	250,449	1,795,394			2,045,843
Administration, fund accounting and transfer agent fees	30,692	237,928			268,620
Custodian fee	45,874	123,689			169,563
Legal and audit fee	62,902	159,980			222,882
Trustees’ fees and expenses	3,170	14,099			17,269
Registration/filing fees	42,128	74,429			116,557
Reports to shareholder and printing fees	12,245	52,410			64,655
Distribution and service fee					—
Institutional / Class Y	—	—			—
Class A	36,061	312,545			348,606
Class B	15,817	50,608			66,425
Class C	85,402	336,522			421,924
Administrative services plan fee	56,210	183,035	(239,245	) (a)	—
Interest expense	4,854	13,131			17,985
Other	9,973	47,286			57,259

Total expenses before waivers	655,777	3,401,056	(239,245)		3,817,588
Less fees waived/reimbursed by investment advisor	(200,717)	(177,874)	276,203	(b)	(102,388)

Total net expenses	455,060	3,223,182	36,958		3,715,200

NET INVESTMENT INCOME:	480,494	2,836,777	(36,958)		3,280,313

Net realized loss on investments	(13,731,124)	(93,177,498)			(106,908,622)
Net realized gain from foreign currency transactions	71,306	1,602,392			1,673,698
Change in unrealized depreciation on investments	(2,387,199)	(26,568,827)			(28,956,026)
Change in unrealized depreciation on translation of assets and liabilities in foreign currencies	(12,819)	(160,723)			(173,542)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(16,059,836)	(118,304,656)	—		(134,364,492)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,579,342)	$(115,467,879)	$(36,958)		$(131,084,179)

(a)	The adjustment to eliminate the administrative services plan fees under the Forward International Real Estate Fund Pro Forma Combined.
(b)	The adjustment to decrease fees waived/reimbursed by investment advisor to be charged under the Forward International Real Estate Fund Pro Forma Combined.

Notes to Combining Pro Forma Financial Statements of

Kensington Global Real Estate Fund, Kensington International Real Estate Fund and

Forward International Real Estate Fund

December 31, 2008

(Unaudited)

1. Basis of Combination

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed Reorganization of the Kensington Global Real Estate Fund (“Global Real Estate Fund”) and the Kensington International Real Estate Fund (“International Real Estate Fund”) into the Forward International Real Estate Fund as if the Reorganization had taken place on December 31, 2008.

Under the terms of the Agreement and Plan of Reorganization, the combination of the Global Real Estate Fund, the International Real Estate Fund and the Forward International Real Estate Fund (the “Combined Fund” or the “Fund”) will be accounted for by the method of accounting for tax-free mergers of investment companies. The Reorganization would be accomplished by an acquisition of the net assets of the Global Real Estate Fund and the International Real Estate Fund in exchange for shares of the Forward International Real Estate Fund at net asset value. The statement of assets and liabilities and the related statement of operations of the Global Real Estate Fund and the International Real Estate Fund have been combined as of and for the twelve months ended December 31, 2008. Following the acquisition, the Forward International Real Estate Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. As of December 31, 2008, the Global Real Estate Fund’s and the International Real Estate Fund’s portfolios did not contain securities, either individually or when aggregated with the Forward International Real Estate Fund’s portfolio, that violated the investment policies or restrictions of the Forward International Real Estate Fund.

The accompanying pro forma financial statements and notes to financial statements should be read in conjunction with the financial statements of the Global Real Estate Fund and the International Real Estate Fund included in their annual report dated December 31, 2008.

2. General Information and Significant Accounting Policies

The Combined Fund is a series of Forward Funds (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Combined Fund seeks total return from both capital appreciation and current income through investing primarily in a non-diversified portfolio of non-U.S. real estate securities.

The Fund offers Class A, Class B, Class C and Institutional Class shares.

All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Class A shares are subject to an initial sales charge of up to 5.75% imposed at the time of purchase. Class A shares of the Fund for which no initial sales charge was paid are subject to a contingent deferred sales charge (“CDSC”) of .50% if the shares are sold within eighteen months, in accordance with the Fund’s prospectus. Class B shares are sold without a front-end load but have a deferred sales charge of 5.00%. Class C shares of the Fund are subject to a 1.00% CDSC for redemptions made within two years of purchase, in accordance with the Fund’s prospectus. The amount of the CDSC is determined as a percentage of the lesser of the current market value or the cost of shares being redeemed.

The following is a summary of significant accounting policies followed by the Combined Fund in the preparation of its pro forma financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

Portfolio Valuation: Portfolio securities or contracts that are listed or traded on a national securities exchange, contract market or over-the-counter market and that are freely transferable are valued at the last reported sale price or a market’s official closing price on the valuation day, or, if there have been no sales that day, at the average of the last reported bid and ask price on the valuation day for long positions or ask prices for short positions. If no bid or ask prices are quoted before closing, such securities or contracts are valued at either the last available sale price or at fair value.

Portfolio securities that are primarily traded on foreign securities exchanges are valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by, and under the general supervision of, the Board of Trustees.

Forward currency exchange contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

All other securities and other assets are carried at their fair value as determined in good faith using methodologies approved by the Board of Trustees. The valuation methodologies include, but are not limited to, the analysis of the effect of any restrictions on the sale of the security, product development and trends of the security’s issuer, changes in the industry and other competing companies, significant changes in the issuer’s financial position and any other event that could have a significant impact on the value of the security.

Securities Transactions and Investment Income: Securities transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined by the identified cost method. Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund is informed of such dividends in the exercise of reasonable diligence.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time. As available and as provided by an appropriate pricing service, translation of foreign security and currency market values may also occur with the use of foreign exchange rates obtained at approximately 11:00 a.m. Eastern Time, which approximates the close of the London Exchange. The portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Cash Management Transactions: The Fund subscribe to the Brown Brothers Harriman & Co. (“BBH”) Cash Management Service (“CMS”). The BBH CMS is an investment product that automatically sweeps the Funds’ cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved, world class commercial bank. This fully automated program allows the Funds to earn interest on cash balances while remaining diversified. Excess cash invested with deposit institutions domiciled outside of the United States, as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The Fund bear the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS are accounted for on a cost basis.

Repurchase Agreements: The Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Combined Fund’s behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Lending of Portfolio Securities: The Fund from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The loans are secured by collateral in the form of cash that is equal to at least 102% of the fair value of the securities loaned plus accrued interest, if any. Upon lending its securities to third parties, the Fund receives compensation in the form of income on the investment of the cash collateral. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand, and loans are subject to termination by the lending Fund or the borrower at any time. While the lending Fund does not have the right to vote securities on loan, it intends, to the extent practicable, to terminate the loan and regain the right to vote if the matter to be voted upon is considered significant with respect to the investment. Additionally, the Fund does not have the right to sell or repledge collateral received in the form of securities unless the borrower goes into default. The risks to a Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. The Fund receives cash collateral which is invested in the Brown Brothers Investment Trust Securities Lending

Investment Fund. This collateral must be valued daily and should the market value of the loaned securities increase the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund the economic equivalent of any dividends or interest paid on such securities. In the event the borrower defaults on its obligation to the lending Fund, the lending Fund could experience delays in recovering its securities and possible capital losses. At December 31, 2008, the Fund had no securities on loan.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Real Estate Investment Trusts (“REITs”): The Fund invests a substantial portion of its assets in REITs and is subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986 or its failure to maintain exemption from registration under the 1940 Act.

Distributions to Shareholders: Dividends from net investment income, if any, are declared and paid annually for the Fund. Net realized capital gains, if any, are distributed annually.

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid-in-capital, depending upon the type of book/tax differences that may exist.

The Fund recharacterizes distributions received from real estate investment trusts (“REITs”) investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the recharacterization will be estimated based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REITs at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as long-term capital gain in the Statement of Operations, and the amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Federal Income Taxes: The Trust treats the Fund as a separate entity for Federal income tax purposes. The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending December 31.

In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Fund for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

As of and during the period ended December 31, 2008, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund recognizes the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Expenses: Expenses that are specific to the Fund or class of shares of the Fund are charged directly to the Fund or share class. Expenses that are common to all Funds in the Trust generally are allocated among the Funds in the Trust by proportion to their average daily net assets. The Fund offers multiple share classes, all of the realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

ReFlow Transactions: The Fund may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of any Fund.

ReFlow Management Co., LLC, the entity that facilitates the day-to-day operations of ReFlow, is under common control with Forward Management, LLC (“Forward Management” or the “Advisor”), the investment advisor to the Fund. In light of this, the Board of Trustees has adopted certain procedures to govern the Funds’ participation in ReFlow. For the year ended December 31, 2008 there were no ReFlow fees incurred by the Fund.

3. Investment Management Services

The Trust has entered into an investment management agreement with Forward Management pursuant to which Forward Management provides investment management services to the Fund and is entitled to receive a fee calculated daily and payable monthly at the following annual rate, as of December 31, 2008, based on the Fund’s average daily net assets of 1.00%.

Expense Limitations: The Advisor has agreed to limit the total expenses of the classes of the Fund, exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses. Pursuant to these agreements, the Fund will reimburse the Advisor for any fee waivers and expense reimbursements made by the Advisor, provided that any such reimbursements made by the Fund to the Advisor will not cause the Fund’s expense limitation to exceed expense limitations in existence at the time the expense was incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred. The Advisor has contractually agreed to waive a portion of its fees until June 30, 2011 in amounts necessary to limit the Fund’s operating expenses for Institutional Class shares to an annual rate of 1.40%, for Class A shares to an annual rate of 1.65% and for Class B and Class C shares to an annual rate of 2.40%.

For the year ended December 31, 2008, the fee waivers and recoupment of previously waived fees for the Combined Fund were as follows:

CLASS	FEES WAIVED BY ADVISOR	RECOUPMENT OF PAST WAIVED FEES BY ADVISOR	TOTAL
Institutional Class	$8,091	$0	$8,091
Class A	69,561	0	69,561
Class B	3,364	0	3,364
Class C	21,372	0	21,372

At December 31, 2008, the balance of recoupable expenses for the Fund was as follows:

CLASS	2007	2008	TOTAL
Institutional Class	$2,172	$8,091	$10,263
Class A	92,640	69,561	162,201
Class B	12,137	3,364	15,501
Class C	78,761	21,372	100,133

4. Distribution Plans and Shareholder Services Plans

The Fund has adopted service and distribution plans pursuant to Rule 12b-1 under the 1940 Act (each a “Distribution Plan”). Under the Distribution Plan for the Class A shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.35% of the average daily net assets attributable to Class A shares. Under the Distribution Plan for the Class B and Class C shares of the Fund, the Fund pays distribution fees on a monthly basis at an annual rate of up to 0.75% of the average daily net assets attributable to Class B and Class C shares.

In addition, the Fund has adopted a shareholder services plan (the “Shareholder Services Plan”) for Institutional Class, Class A, Class B and Class C shares that may be used to pay shareholder servicing fees at an annual rate of up to 0.05% of the Fund’s average daily net assets attributable to Institutional Class shares, up to 0.20% of the Fund’s average daily net assets attributable to Class A shares and , up to 0.25% of the Fund’s average daily net assets attributable to Class B and Class C shares.

The expenses of the Distribution and Shareholder Services Plans are reflected as distribution and service fees in the Statement of Operations. For the year ended December 31, 2008, Institutional Class shares of the Fund were not subject to distribution fees.

5. Capital Shares

The pro forma net asset values per share assume that the issuance of the Forward International Real Estate Fund shares to the Global Real Estate Fund and the International Real Estate Fund would have occurred at December 31, 2008 in connection with the proposed reorganization. The pro forma number of shares outstanding, by class, for the Combined Fund consists of the following at December 31, 2008:

Class of Shares	Shares Outstanding at December 31, 2008	Additional Shares issued in the Reorganization	Pro Forma Shares at December 31, 2008
Institutional Class	420,538	21,129	441,667
Class A	3,360,778	644,243	4,005,021
Class B	142,709	57,405	200,114
Class C	1,005,416	294,226	1,299,642

6. Tax Basis Information

Tax Basis of Investments: At December 31, 2008, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

Cost of Investments	$133,152,623
Gross Unrealized Appreciation	$1,392,913
Gross Unrealized Depreciation	(58,785,325)

Net Unrealized Depreciation	$(57,392,412)

Post October Loss: Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2008, the Fund elected to defer capital losses occurring between November 1, 2008 and December 31, 2008 in the amount of $24,159,831.

Capital Loss Carryforwards: At December 31, 2008, the Fund had available for Federal income tax purposes unused capital losses of $2,652,205 and $72,345,621, respectively, which expire December 31, 2015 and December 31, 2016, respectively. In a tax-free reorganization there may be a limitation on the amount of capital loss carryforwards that may be transferred to the Combined Fund.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington Real Estate Securities Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington Real Estate Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington Real Estate Securities Fund, in exchange for shares of beneficial interest of the Forward Real Estate Fund and (ii) the subsequent liquidation of the Kensington Real Estate Securities Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington Strategic Realty Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington Strategic Realty Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington Strategic Realty Fund, in exchange for shares of beneficial interest of the Forward Strategic Realty Fund and (ii) the subsequent liquidation of the Kensington Strategic Realty Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington International Real Estate Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington International Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington International Real Estate Fund, in exchange for shares of beneficial interest of the Forward International Real Estate Fund and (ii) the subsequent liquidation of the Kensington International Real Estate Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington Global Real Estate Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington Global Real Estate Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington Global Real Estate Fund, in exchange for shares of beneficial interest of the Forward International Real Estate Fund and (ii) the subsequent liquidation of the Kensington Global Real Estate Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington Global Infrastructure Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington Global Infrastructure Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington Global Infrastructure Fund, in exchange for shares of beneficial interest of the Forward Global Infrastructure Fund and (ii) the subsequent liquidation of the Kensington Global Infrastructure Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

PROXY CARD

THE KENSINGTON FUNDS

The Kensington Select Income Fund

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

                    , 2009

The undersigned holder of shares of beneficial interest of The Kensington Select Income Fund (the “Fund”) hereby constitutes and appoints                     , or in his absence,                     , as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Special Meeting of Shareholders of the Fund to be held on                     , 2009 at the offices Kensington Investment Group, Inc. at          p.m. Pacific time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters that properly come before the Special Meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN

THIS PROXY IN THE ENCLOSED ENVELOPE

AS SOON AS POSSIBLE.

Date:                    , 2009

Signature (Sign in the Box)

Please sign exactly as your name or names appear on the left. Joint owners should each sign personally. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by preside or other authorized Officer. If a partnership, please sign in partnership name by authorized person.

Please fill in one of the boxes as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE REORGANIZATION. THE PERSONS NAMED AS PROXIES HAVE DISCRETIONARY AUTHORITY, WHICH THEY INTEND TO EXERCISE IN FAVOR OF THE PROPOSAL REFERRED TO AND ACCORDING TO THEIR BEST JUDGMENT AS TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

THE BOARD RECOMMENDS YOUR VOTE IN FAVOR OF THE REORGANIZATION:

	FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for (i) the acquisition of all of the assets and the assumption of all of the liabilities of the Kensington Select Income Fund, in exchange for shares of beneficial interest of the Forward Select Income Fund and (ii) the subsequent liquidation of the Kensington Select Income Fund.	☐	☐	☐

2. In their discretion, the proxies are authorized to transact any other business that may properly come before the meeting or any adjournment.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

THE FORWARD FUNDS

PART C

OTHER INFORMATION

Item 15.	Indemnification

The Registrant’s Amended and Restated Declaration of Trust (“Declaration of Trust”), attached as Exhibit (a) to Post-Effective Amendment No. 40 to the Registration Statement (number 033-48940) (the “Registration Statement”), and Amended and Restated By-Laws, attached as Exhibit (b) to Post-Effective Amendment No. 39 to the Registration Statement, provide among other things, that current and former trustees and officers who were or are a party, or are threatened to be made a party, to any proceeding or claim by reason of the fact that such person is or was a Trustee or officer of the Registrant, shall be indemnified against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that such person acted in good faith and reasonably believed: (a) that his conduct was in the Registrant’s best interests and (b) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful; provided that, the trustees and officers of the Registrant shall not be entitled to indemnification or held harmless if such liabilities were a result of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or in respect of any claim or proceeding as to which such person shall have been adjudicated by a court or other competent body to be liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person’s official capacity.

The Distribution Agreement between the Registrant and ALPS Distributors, with respect to the Forward Series of the Registrant, filed as Exhibit (e) to Post-Effective Amendment No. 32 to the Registration Statement, provides for indemnification of ALPS Distributors, its officers and directors and any person who controls ALPS Distributors.

The Distribution Agreement between the Registrant and SEI, with respect to the Accessor Series of the Registrant, limits the liability of the Registrant to liabilities arising by reason of any person acquiring any Shares, based upon the ground that the registration statement, prospectus(es), statement(s) of additional information, shareholder reports or other information filed or made public by the Fund (as amended from time to time) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, the 1940 Act or any statute or the common law and by reason of its willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreement.

The Registrant has in effect a directors’ and officers’ liability policy covering specific types of errors and omissions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to such provisions of the Declaration of Trust, Underwriting Agreement, or statutes or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (“SEC”), such indemnification is against public policy as expressed in said Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares of the Registrant, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1)(a)	Amended and Restated Agreement and Declaration of Trust of Forward Funds (the “Registrant”), incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 40 to the Registration Statement filed with the Commission on April 30, 2007.

(1)(b)	Revised Schedule A to the Amended and Restated Agreement and Declaration of Trust of the Registrant, incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 54 to the Registration Statement filed with the Commission on December 30, 2008.

(2)	Amended and Restated By-Laws of the Registrant, incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 39 to the Registration Statement filed with the Commission on February 15, 2007.

(3)	Not applicable.

(4)	Forms of Agreement and Plans of Reorganization*

(5)	Not applicable

(6)(a)	Amended and Restated Investment Management Agreement between the Registrant and Forward Management LLC (the “Advisor” or “Forward Management”), dated as of May 1, 2005 and amended and restated as of January 8, 2008 and March 5, 2008, with respect to: (i) the Forward Growth Fund (formerly known as the Forward Emerald Growth Fund), the Forward Banking and Finance Fund (formerly known as the Forward Emerald Banking and Finance Fund), the Forward Opportunities Fund (formerly known as the Forward Emerald Opportunities Fund), the Forward Emerging Markets Fund (formerly known as the Forward Global Emerging Markets Fund), the Forward International Equity Fund, the Forward Mini-Cap Fund (formerly known as the Forward Hoover Mini-Cap Fund), the Forward Small Cap Equity Fund (formerly known as the Forward Hoover Small Cap Equity Fund), the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund (formerly known as the Forward Uniplan Real Estate Investment Fund), the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund (collectively the “Forward Series of the Registrant”); and (ii) the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund (collectively the “Accessor Series of the Registrant”), incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(b)	Amended Exhibit A to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Opportunities Fund, the Forward Emerging Markets Fund, the Forward HITR Fund, the Forward International Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50 to the Registration Statement filed with the Commission on October 17, 2008.

(6)(c)	Amended Exhibit B to the Amended and Restated Investment Management Agreement between the Registrant and the Advisor with respect to the Accessor Aggressive Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Frontier Markets Fund, the Accessor Growth Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Fund, the Accessor High Yield Bond Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor International Equity Fund, the Accessor Limited Duration U.S. Government Fund, the Accessor Mortgage Securities Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Small to Mid Cap Fund, the Accessor Strategic Alternatives Fund, the Accessor Total Return Fund, the Accessor U.S. Government Money Fund and the Accessor Value Fund, incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 50 to the Registration Statement filed with the Commission on October 17, 2008.

(6)(d)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Emerald Mutual Fund Advisers Trust (formerly known as Emerald Advisers, Inc.) (“EMFAT”) dated as of May 1, 2005 with respect to the Forward Banking and Finance Fund, the Forward Growth Fund and the Forward Opportunities Fund, incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 28 to the Registration Statement filed with the Commission on April 27, 2005.

(6)(e)	Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Asset Management Limited (“Pictet Ltd”), dated as of July 1, 2005 and amended and restated as of November 1, 2007 with respect to the International Small Companies Fund, incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 45 to the Registration Statement filed with the Commission on December 26, 2007.

(6)(f)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet International Management Limited, now known as Pictet Ltd, dated as of July 1, 2005 with respect to the Forward Emerging Markets Fund, incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 35 to the Registration Statement filed with Commission on July 5, 2006.

(6)(g)	Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Hoover Investment Management Co., LLC (“Hoover”) dated as of June 24, 2005 with respect to the Forward Small Cap Equity Fund, incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 33 to the Registration Statement filed with the Commission on February 9, 2006.

(6)(h)	Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Hoover dated as of July 1, 2005 and amended and restated on January 3, 2006 with respect to the Forward Mini-Cap Fund, incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 38 to the Registration Statement filed with the Commission on December 27, 2006.

(6)(i)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. (“Uniplan”) dated as of July 1, 2005 with respect to the Forward Progressive Real Estate Fund, incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(6)(j)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Netols Asset Management Inc. (“Netols”) dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(6)(k)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Riverbridge Partners, LLC (“Riverbridge”) dated as of July 1, 2005 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(6)(l)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Conestoga Capital Advisors, LLC (“Conestoga”) dated as of January 2, 2008 with respect to the Forward Legato Fund, incorporated by reference to Exhibit (6)(11) to Post-Effective Amendment No. 46 to the Registration Statement filed with the Commission on February 13, 2008.

(6)(m)	Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Forward Uniplan Advisors, Inc. dated as of July 1, 2005 and amended and restated on September 1, 2006 with respect to the Sierra Club Equity Income Fund, incorporated by reference to Exhibit (6)(13) to Post-Effective Amendment No. 39 to the Registration Statement filed with the Commission on February 15, 2007.

(6)(n)	Amended and Restated Investment Sub-Advisory Agreement among the Registrant, the Advisor and Cedar Ridge Partners, LLC dated as of December 7, 2006 and amended and restated on November 14, 2007 with respect to the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (6)(14) to Post-Effective Amendment No. 45 to the Registration Statement filed with the Commission on December 26, 2007.

(6)(o)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Piedmont Investment Advisors, LLC (“Piedmont”) dated as of July 11, 2007 with respect to the Forward Large Cap Equity Fund, incorporated by reference to Exhibit (6)(16) to Post-Effective Amendment No. 41 to the Registration Statement filed with the Commission on July 16, 2007.

(6)(p)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management SA dated October 5, 2007 with respect to the Forward International Fixed Income Fund, incorporated by reference to Exhibit (6)(17) to Post-Effective Amendment No. 44 to the Registration Statement filed with the Commission on October 12, 2007.

(6)(q)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management Limited dated December 26, 2007 with respect to the Forward Asia Ex-Japan Equities Fund, incorporated by reference to Exhibit (6)(17) to Post-Effective Amendment No. 45 to the Registration Statement filed with the Commission on December 26, 2007.

(6)(r)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pictet Asset Management Limited dated December 26, 2007 with respect to the Forward Eastern Europe Equities Fund, incorporated by reference to Exhibit (6)(18) to Post-Effective Amendment No. 45 to the Registration Statement filed with the Commission on December 26, 2007.

(6)(s)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Smith Asset Management Group, L.P. (“Smith”) dated September 1, 2008 with respect to the Accessor Growth Fund, incorporated by reference to Exhibit (6)(18) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(t)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and First Western Investment Management Inc. (“First Western”) dated September 1, 2008 with respect to the Accessor High Yield Bond Fund, incorporated by reference to Exhibit (6)(19) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(u)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management Company LLC (“Pacific Investment”) dated September 1, 2008 with respect to the Accessor Intermediate Fixed-Income Fund, incorporated by reference to Exhibit (6)(20) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(v)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. dated September 1, 2008 with respect to the Accessor Limited Duration U.S. Government Fund, incorporated by reference to Exhibit (6)(22) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(w)	Form of Investment Sub-Advisory Agreement among the Registrant, the Advisor and Blackrock Financial Management, Inc. dated September 1, 2008 with respect to the Accessor Mortgage Securities Fund, incorporated by reference to Exhibit (6)(23) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(x)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pacific Investment Management Company LLC dated September 1, 2008 with respect to the Accessor Short-Intermediate Fixed-Income Fund, incorporated by reference to Exhibit (6)(24) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(y)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Los Angeles Capital Management and Equity Research, Inc. dated September 1, 2008 with respect to the Accessor Small To Mid Cap Fund, incorporated by reference to Exhibit (6)(25) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(z)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Pennant Management, Inc. dated September 1, 2008 with respect to the Accessor Total Return Fund, incorporated by reference to Exhibit (6)(26) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(6)(aa)	Investment Sub-Advisory Agreement among the Registrant, the Advisor and Acadian Asset Management LLC dated September 1, 2008 with respect to the Accessor Value Fund, incorporated by reference to Exhibit (6)(29) to Post-Effective Amendment No. 50 to the Registration Statement filed with the Commission on October 17, 2008.

(7)(a)	Distribution Agreement between the Registrant and ALPS Distributors, Inc. (“ALPS Distributors”) dated as of September 30, 2005, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 32 to the Registration Statement filed with the Commission on October 27, 2005.

(7)(b)	Addendum to Distribution Agreement between the Registrant and ALPS Distributors dated as of April 9, 2007, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (e)(1)(b) to Post-Effective Amendment No. 41 to the Registration Statement filed with the Commission on July 16, 2007.

(7)(c)	Amended Schedule A to the Distribution Agreement between the Registrant and ALPS Distributors, dated November 7, 2008, with respect to the Forward Series of the Registrant, incorporated by reference to Exhibit (e)(1)(c) to Post-Effective Amendment No. 54 to the Registration Statement filed with the Commission on December 30, 2008.

(7)(d)	Distribution Agreement between the Registrant and SEI Investments Distribution Co. (“SEI”) dated as of August 14, 2008, with respect to the Accessor Series of the Registrant, incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(8)	Not applicable.

(9)(a)	Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. (“BBH”), with respect to the Forward Series of the Registrant, dated as of June 30, 2005 with respect to the Predecessor Funds, incorporated by reference to Exhibit (g)(2)(a) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(9)(b)	Amended Appendix A to the Custodian Agreement between the Registrant and BBH, with respect to the Forward Series of the Registrant and the Accessor Series of the Registrant, dated October 3, 2008, incorporated by reference to Exhibit (g)(1)(b) to Post-Effective Amendment No. 50 to the Registration Statement filed with the Commission on October 17, 2008.

(9)(c)	Form of Amended Appendix A to the Custodian Agreement between the Registrant and BBH, with respect to the Forward Series of the Registrant and the Accessor Series of the Registrant, incorporated by reference to Exhibit (g)(1)(c) to Post-Effective Amendment No. 54 to the Registration Statement filed with the Commission on December 30, 2008.

(10)(a)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Growth Fund - Class A Shares, incorporated by reference to Exhibit (m)(1) to Post-Effective Amendment No. 32 to the Registration Statement filed with the Commission on October 27, 2005.

(10)(b)	Distribution Services Agreement (Rule 12b-1 Plan) for Forward Banking and Finance Fund - Class A shares, incorporated by reference to Exhibit (m)(2) to Post-Effective Amendment No. 32 to the Registration Statement filed with the Commission on October 27, 2005.

(10)(c)	Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of Forward Emerging Markets Fund, the Forward International Equity Fund, Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(5) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(10)(d)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Investor Class shares of each of the Accessor Frontier Markets Fund, the Accessor Strategic Alternatives Fund, the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund, the Forward Eastern Europe Equities Fund and the Forward HITR Fund, incorporated by reference to Exhibit (m)(3)(b) to Post-Effective Amendment No. 54 to the Registration Statement filed with the Commission on December 30, 2008.

(10)(e)	Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund and the Sierra Club Stock Fund, incorporated by reference to Exhibit (m)(6) to Post-Effective Amendment No. 30 to the Registration Statement filed with the Commission on June 29, 2005.

(10)(f)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class A shares of each of the Accessor Frontier Markets Fund, Forward Emerging Markets Fund, the Forward Mini-Cap Fund, Forward International Equity Fund, the Forward Long/Short Credit Analysis Fund, the Forward Progressive Real Estate Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Legato Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund and the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund, the Forward Eastern Europe Equities Fund and the Forward HITR Fund, incorporated by reference to Exhibit (m)(4)(b) to Post-Effective Amendment No. 50 to the Registration Statement filed with the Commission on October 17, 2008.

(10)(g)	Distribution Plan pursuant to Rule 12b-1 for the Class C shares of the Forward Long/Short Credit Analysis Fund, incorporated by reference to Exhibit (m)(8) to Post-Effective Amendment No. 38 to the Registration Statement filed with the Commission on December 27, 2006.

(10)(h)	Amended Appendix A to the Distribution Plan pursuant to Rule 12b-1 for the Class C shares of each of the Forward Growth Fund, the Forward Banking and Finance Fund, the Forward Legato Fund, the Forward Long/Short Credit Analysis Fund, the Forward Emerging Markets Fund, the Forward International Equity Fund, the Forward Mini-Cap Fund, the Forward Small Cap Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund, the Forward Large Cap Equity Fund, the Forward International Fixed Income Fund, the Forward Asia Ex-Japan Equities Fund and the Forward Eastern Europe Equities Fund, incorporated by reference to Exhibit (m)(7)(b) to Post-Effective Amendment No. 47 to the Registration Statement filed with the Commission on April 29, 2008.

(10)(i)	Distribution and Service Plan for A Class and C Class shares of each of the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small To Mid Cap Fund, the Accessor International Equity Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor High Yield Bond Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund, incorporated by reference to Exhibit (m)(7)(a) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(10)(j)	Distribution and Service Plan for Investor Class shares of each of the Accessor Growth Fund, the Accessor Value Fund, the Accessor Small To Mid Cap Fund, the Accessor International Equity Fund, the Accessor Intermediate Fixed-Income Fund, the Accessor Short-Intermediate Fixed-Income Fund, the Accessor Mortgage Securities Fund, the Accessor High Yield Bond Fund, the Accessor U.S. Government Money Fund, the Accessor Income Allocation Fund, the Accessor Income & Growth Allocation Fund, the Accessor Balanced Allocation Fund, the Accessor Growth & Income Allocation Fund, the Accessor Growth Allocation Fund and the Accessor Aggressive Growth Allocation Fund, incorporated by reference to Exhibit (m)(7)(b) to Post-Effective Amendment No. 49 to the Registration Statement filed with the Commission on August 25, 2008.

(10)(k)	Multiple Class Plan pursuant to Rule 18f-3, incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 53 to the Registration Statement filed with the Commission on December 15, 2008.

(11)	Opinion and Consent of Dechert LLP regarding legality of issuance of Shares and other matters (to be filed by amendment).

(12)	Forms of Opinion of Dechert LLP regarding tax matters (filed herewith).

(13)	Not applicable.

(14)	Consent of Independent Registered Public Accounting Firms (filed herewith).

(15)	Not applicable.

(16)	Powers of Attorney (filed herewith).

*	Filed herewith as Exhibit A to the Proxy Statement/Prospectus.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file in a Post-Effective Amendment to this Registration Statement a final tax opinion upon the closing of the transaction.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of Registrant in the City of San Francisco in the State of California on the 24th day of March, 2009.

THE FORWARD FUNDS

/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	Date

/s/ J. Alan Reid, Jr.	President and Trustee	March 24, 2009
J. Alan Reid, Jr.

/s/ Haig G. Mardikian	Trustee	March 24, 2009
Haig G. Mardikian*

/s/ Donald O’Connor	Trustee	March 24, 2009
Donald O’Connor*

/s/ DeWitt F. Bowman	Trustee	March 24, 2009
Dewitt F. Bowman*

/s/ Barbara Tolle	Treasurer	March 24, 2009
Barbara Tolle

*By:	/s/ Douglas P. Dick
Douglas P. Dick
Attorney-in-Fact

INDEX OF EXHIBITS

(12)	Forms of opinion of Dechert LLP regarding tax matters.

(14)	Consent of Independent Registered Public Accounting Firms

(16)	Powers of Attorney